UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2019 through June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2020

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Equity Premium Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 – the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of the 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose. Within U.S. equity markets, large cap stocks generally outperformed mid cap and small cap stocks and growth stocks outperformed value stocks during the reporting period.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.12%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$85,054

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s overweight position and security selection in the financials sector and its security selection in the real estate sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the health care sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Loews Inc., Delta Air Lines Inc. and Capital One Financial Corp. Shares of Loews, a holding company operating in the energy, insurance and hotels sectors, fell after the company reported a loss for the first quarter of 2020. Shares of Delta Air Lines, a passenger airline, fell as global air travel was restricted in response to the COVID-19 pandemic. Shares of Capital One Financial, a credit card and financial services company, fell after the company reported a loss and lower-than-expected revenue for the first quarter of 2020.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Tesla, Inc. and its overweight positions in DexCom Inc. and Microsoft Corp. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for several consecutive quarters. Shares of Microsoft, an information technology company, rose amid general investor demand for large cap technology stocks during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.7%
2.	Amazon.com, Inc.	5.8
3.	Apple, Inc	4.7
4.	Loews Corp.	3.8
5.	Berkshire Hathaway, Inc., Class B	3.5
6.	UnitedHealth Group, Inc.	3.5
7.	Home Depot, Inc. (The)	3.5
8.	Alphabet, Inc., Class C	3.5
9.	Bank of America Corp.	3.3
10.	Mastercard, Inc., Class A	2.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.7%
Financials	19.4
Consumer Discretionary	15.4
Health Care	12.3
Materials	5.5
Communication Services	5.0
Real Estate	4.0
Energy	3.1
Industrials	3.0
Utilities	2.1
Consumer Staples	1.7
Short-Term Investments	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge*		0.31%	9.00%	11.39%
Without Sales Charge		5.87	10.18	12.06
CLASS C SHARES	July 29, 2011
With CDSC**		4.30	9.63	11.50
Without CDSC		5.30	9.63	11.50
CLASS I SHARES	July 29, 2011	6.12	10.46	12.34
CLASS R6 SHARES	October 1, 2018	6.39	10.56	12.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from July 29, 2011 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(6.06)%
Russell 1000 Value Index	(8.84)%

Net Assets as of 6/30/2020 (In Thousands)	$29,554,937

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the information technology and energy sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the real estate and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Apple Inc. and Microsoft Corp. and its overweight position in BlackRock Inc. Shares of Apple and Microsoft, both of which are information technology companies, rose amid general investor demand for large cap technology stocks during the reporting period. Shares of BlackRock, a financial services provider, rose after the company reported better-than-expected revenue for the first quarter of 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Discover Financial Services, Simon Property Group Inc. and Prudential Financial Inc. Shares of Discover Financial Services, a banking and credit card company, fell amid a sharp decline in consumer spending in response to the COVID-19 pandemic. Shares of Simon Property Group, a real estate investment trust operating in the retail property sector, fell as retail businesses closed in response to the COVID-19 pandemic. Shares of Prudential Financial, a financial services provider, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	2.5%
2.	Bristol-Myers Squibb Co	2.5
3.	Johnson & Johnson	2.4
4.	Comcast Corp., Class A	2.4
5.	Microsoft Corp.	2.4
6.	BlackRock, Inc.	2.3
7.	Texas Instruments, Inc.	2.2
8.	CME Group, Inc.	2.2
9.	Home Depot, Inc. (The)	2.1
10.	UnitedHealth Group, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.6%
Health Care	15.0
Industrials	12.6
Information Technology	11.9
Consumer Staples	9.6
Consumer Discretionary	6.1
Utilities	5.5
Communication Services	4.3
Energy	4.0
Materials	2.8
Real Estate	2.6
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(11.28)%	5.31%	11.01%
Without Sales Charge		(6.36)	6.45	11.60
CLASS C SHARES	November 4, 1997
With CDSC**		(7.83)	5.93	11.05
Without CDSC		(6.83)	5.93	11.05
CLASS I SHARES	July 2, 1987	(6.06)	6.73	11.88
CLASS R2 SHARES	February 28, 2011	(6.57)	6.18	11.32
CLASS R3 SHARES	September 9, 2016	(6.29)	6.46	11.61
CLASS R4 SHARES	September 9, 2016	(6.07)	6.73	11.88
CLASS R5 SHARES	February 28, 2011	(5.98)	6.91	12.07
CLASS R6 SHARES	January 31, 2012	(5.83)	7.00	12.14

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(3.50)%
S&P 500 Index	7.51%
ICE BofAML 3-Month U.S. Treasury Bill Index	1.63%

Net Assets as of 6/30/2020 (In Thousands)	$191,730

INVESTMENT OBJECTIVE**

The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed both the S&P 500 Index (the “Benchmark”) and the ICE BofAML 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2020. The Fund’s underweight position and security selection in the information technology sector and its overweight position in the utilities sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection and underweight position in the energy sector and its security selection in the health care sector were leading contributors to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Apple Inc. and Amazon.com Inc. and its overweight position in Automatic Data Processing Inc. Shares of Apple, a maker of mobile devices, computers, software and relative services, rose amid better-than-expected earnings growth and positive investor sentiment over the company’s planned launch of new products and upgrades. Shares of Amazon.com, a provider of online retail products and services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic, as well as investor demand for large cap technology sector stocks. Shares of Automatic Data Processing, a provider of payroll and other business services, fell amid significant disruption in the U.S. labor market in response to the COVID-19 pandemic.

Leading individual contributors to the Fund’s performance included its overweight position in Eli Lilly Inc. and its underweight positions in Cisco Systems Inc. and Boeing Co. Shares of Eli Lilly, a pharmaceutical manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2020. Shares of Cisco Systems, a provider of internet networking products and services that was not held in the Fund, fell in the first half of the reporting period following two consecutive quarters of weaker-than-expected revenue growth. Shares of Boeing, an aircraft and aerospace manufacturer, fell amid investor concerns about the future of its 737 Max aircraft as well as a sharp decline in airline traffic in response to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund seeks to generate income through a combination of selling options and investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Barclays Bank plc, ELN, 68.00%, 7/17/2020, (linked to S&P 500 Index)	4.0%
2.	BNP Paribas, ELN, 72.67%, 7/31/2020, (linked to S&P 500 Index)	3.4
3.	BMO Capital Markets Corp., ELN, 70.97%, 7/10/2020, (linked to S&P 500 Index)	3.0
4.	Toronto-Dominion Bank (The), ELN, 78.20%, 8/7/2020, (linked to S&P 500 Index)	2.7
5.	Royal Bank of Canada, ELN, 81.10%, 7/24/2020, (linked to S&P 500 Index)	2.4
6.	Amazon.com, Inc.	1.5
7.	Microsoft Corp.	1.5
8.	Accenture plc, Class A	1.5
9.	AbbVie, Inc.	1.4
10.	Eli Lilly and Co.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Equity-Linked Notes	15.5%
Information Technology	12.5
Health Care	11.6
Consumer Staples	11.5
Financials	9.3
Industrials	8.6
Utilities	7.5
Consumer Discretionary	7.1
Communication Services	6.9
Materials	2.6
Real Estate	2.2
Exchange-Traded Fund	1.0
Energy	0.7
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge*		(8.84)%	(1.83)%
Without Sales Charge		(3.77)	1.10
CLASS C SHARES	August 31, 2018
With CDSC**		(5.26)	0.55
Without CDSC		(4.26)	0.55
CLASS I SHARES	August 31, 2018	(3.50)	1.32
CLASS R5 SHARES	August 31, 2018	(3.35)	1.48
CLASS R6 SHARES	August 31, 2018	(3.33)	1.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/18 to 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2018.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from August 31, 2018 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(5.10)%
Russell 1000 Value Index	(8.84)%

Net Assets as of 6/30/2020 (In Thousands)	$726,854

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and to earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the information technology sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and real estate and sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Apple Inc. and Microsoft Corp. and its overweight position in BlackRock Inc. Shares of Apple and Microsoft, both of which are information technology companies, rose amid general investor demand for large cap technology stocks during the reporting period. Shares of BlackRock, a financial services provider, rose after the company reported better-than-expected revenue for the first quarter of 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Discover Financial Services, Ventas Inc. and Simon Property Group Inc. Shares of Discover Financial Services, a banking and credit card company, fell amid a sharp decline in consumer spending in response to the COVID-19 pandemic. Shares of Ventas, a real estate investment trust operating in the senior housing and health care sector, fell amid investor concerns about the impact of the COVID-19 pandemic on the company’s line of business. Shares of Simon Property Group, a real estate investment trust operating in the retail sector, fell as consumers moved to online shopping in response to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.1%
2.	Bank of America Corp.	2.6
3.	BlackRock, Inc.	2.4
4.	Morgan Stanley	2.4
5.	Bristol-Myers Squibb Co.	2.3
6.	Johnson & Johnson	2.1
7.	Home Depot, Inc. (The)	2.0
8.	Texas Instruments, Inc.	2.0
9.	Alphabet, Inc., Class C	2.0
10.	Berkshire Hathaway, Inc., Class B	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.6%
Health Care	15.6
Industrials	12.5
Information Technology	11.2
Consumer Discretionary	8.3
Communication Services	6.2
Consumer Staples	5.9
Energy	4.6
Utilities	4.4
Materials	1.8
Real Estate	1.4
Short-Term Investments	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge*		(10.08)%	4.78%	10.80%
Without Sales Charge		(5.10)	5.91	11.40
CLASS C SHARES	January 2, 1998
With CDSC**		(6.57)	5.39	10.84
Without CDSC		(5.57)	5.39	10.84
CLASS I SHARES	January 25, 1996	(4.85)	6.18	11.69
CLASS R2 SHARES	November 2, 2015	(5.32)	5.67	11.28
CLASS R3 SHARES	July 31, 2017	(5.10)	5.92	11.41
CLASS R4 SHARES	July 31, 2017	(4.88)	6.18	11.69
CLASS R5 SHARES	November 2, 2015	(4.72)	6.35	11.78
CLASS R6 SHARES	November 2, 2015	(4.62)	6.43	11.82

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund and the Russell 1000 Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.30%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$8,741,592

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 120% of the Benchmark’s total return with about 50% of the Benchmark’s volatility during the twelve month reporting period.

The Fund’s security selection in the technology and pharmaceutical/medical technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the insurance and basic materials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight position in PayPal Inc. and its underweight positions in Disney Co. and Boeing Co. Shares of PayPal, a provider of digital payment services, rose amid investor expectations the company’s businesses would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Disney, a media and entertainment provider, fell as the company closed its resorts and withheld the release of new films in response to the COVID-19 pandemic. Shares of Boeing, an aircraft and aerospace manufacturer, fell amid investor concerns about the future of its 737 Max aircraft as well as a sharp decline in airline traffic in response to the COVID-19 pandemic.

Leading individual detractors from relative performance included the Fund’s overweight positions in Discovery Inc., Automatic Data Processing Inc. and Analog Devices Inc.

Shares of Discovery, a media company, fell after the company reported lower-than-expected earnings for the first quarter of 2020. Shares of Automatic Data Processing, a provider of payroll and other business services, fell amid significant disruption in the U.S. labor market in response to the COVID-19 pandemic. Shares of Analog Devices, an integrated circuits manufacturer, fell after the company withdrew its earnings forecast amid uncertainty about the impact of the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.5%
2.	Apple, Inc.	5.9
3.	Amazon.com, Inc.	4.6
4.	S&P 500 Index 9/30/2020 at USD 2,930.00, European Style	3.3
5.	Facebook, Inc., Class A	1.9
6.	Mastercard, Inc., Class A	1.7
7.	Alphabet, Inc., Class A	1.7
8.	Alphabet, Inc., Class C	1.5
9.	Procter & Gamble Co. (The)	1.4
10.	Berkshire Hathaway, Inc., Class B	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.8%
Health Care	13.4
Consumer Discretionary	10.9
Communication Services	10.1
Financials	9.5
Industrials	7.1
Consumer Staples	5.6
Put Options Purchased	3.3
Utilities	2.8
Energy	2.6
Materials	2.2
Real Estate	1.7
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge*		3.31%	5.71%	6.13%
Without Sales Charge		9.03	6.85	7.01
CLASS C SHARES	December 13, 2013
With CDSC**		7.44	6.32	6.47
Without CDSC		8.44	6.32	6.47
CLASS I SHARES	December 13, 2013	9.30	7.13	7.27
CLASS R5 SHARES	December 13, 2013	9.44	7.31	7.47
CLASS R6 SHARES	December 13, 2013	9.60	7.39	7.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from December 13, 2013 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	30.40%
Russell 1000 Growth Index	23.28%

Net Assets as of 6/30/2020 (In Thousands)	$23,265,166

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the health care sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrials sector was the sole sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla, Inc., DexCom Inc. and its out-of-Benchmark position in Shopify Inc. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for several consecutive quarters and the company was included in the S&P 500 Index in May 2020. Shares of Shopify, an electronic commerce platform provider not held in the Benchmark, rose after the company reported better-than-expected earnings for the first quarter of 2020 and formed a sales partnership with Walmart Inc.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and Amazon.com Inc., and its underweight position in Exact Sciences Inc. Shares of Apple, a maker of mobile devices, computers, software and relative services, rose amid better-than-expected earnings growth and positive investor sentiment over the company’s planned launch of new products and upgrades. Shares of Amazon.com, a provider of online retail products and services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic, as well as investor demand for large cap technology sector stocks. Shares of Exact Sciences, a medical diagnostics provider, fell after the company reported lower-than-expected sales of its colon cancer screening test.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.6%
2.	Microsoft Corp.	5.7
3.	Tesla, Inc.	5.4
4.	Amazon.com, Inc.	5.0
5.	Alphabet, Inc., Class C	3.2
6.	PayPal Holdings, Inc.	2.7
7.	Facebook, Inc., Class A	2.5
8.	NVIDIA Corp.	2.5
9.	Mastercard, Inc., Class A	2.3
10.	DexCom, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.6%
Consumer Discretionary	21.0
Health Care	13.8
Communication Services	8.6
Financials	5.3
Industrials	4.5
Materials	2.0
Consumer Staples	1.6
Real Estate	1.0
Energy	0.3
Short-Term Investments	9.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge*		23.26%	16.51%	17.68%
Without Sales Charge		30.09	17.77	18.31
CLASS C SHARES	November 4, 1997
With CDSC**		28.42	17.18	17.71
Without CDSC		29.42	17.18	17.71
CLASS I SHARES	February 28, 1992	30.40	18.01	18.53
CLASS R2 SHARES	November 3, 2008	29.76	17.46	18.01
CLASS R3 SHARES	September 9, 2016	30.09	17.73	18.29
CLASS R4 SHARES	September 9, 2016	30.40	18.01	18.53
CLASS R5 SHARES	April 14, 2009	30.59	18.21	18.76
CLASS R6 SHARES	November 30, 2010	30.75	18.33	18.85

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from June 30, 2010 to June 30, 2020. The performance of the

Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	(8.35)%
Russell 1000 Value Index	(8.84)%

Net Assets as of 6/30/2020 (In Thousands)	$1,259,997

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the retail sector and its security selection and overweight position in the basic materials sector were leading contributors to performance relative to the Benchmark, while the Fund’s overweight position and security selection in the consumer cyclical and real estate investment trusts sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Morgan Stanley and FMC Corp. and its out-of-Benchmark position in Lowe’s Cos. Shares of Morgan Stanley, a financial services provider, rose amid investor expectations that it would maintain dividend payments to shareholders. Shares of FMC, a diversified chemicals manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2020 and raised its forecast for 2020. Shares of Lowe’s, a retailer of home improvement products, rose amid increased consumer spending on home improvement during at-home quarantines.

Leading individual detractors from relative performance included the Fund’s overweight positions in Wells Fargo & Co., Norwegian Cruise Line Holdings Ltd. and Ventas Inc. Shares of Wells Fargo, a banking and financial services company, fell amid investor expectations that it would cut its dividends and report lower-than-expected earnings in 2020. Shares of Norwegian Cruise Lines Holdings, an operator of cruise ships, fell as its business shut down in response to the COVID-19 pandemic. Shares of Ventas, a real estate investment trust operating in the senior housing and health care sector, fell amid investor concerns about the impact of the COVID-19 pandemic on the company’s line of business.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Comcast Corp., Class A	3.8%
2.	FMC Corp.	3.8
3.	Citigroup, Inc.	3.2
4.	Wells Fargo & Co.	2.9
5.	Bank of America Corp.	2.7
6.	Morgan Stanley	2.7
7.	ON Semiconductor Corp.	2.5
8.	General Motors Co.	2.5
9.	Lamb Weston Holdings, Inc.	2.4
10.	Bristol-Myers Squibb Co.	2.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.5%
Health Care	13.6
Industrials	12.5
Consumer Discretionary	10.7
Materials	9.9
Real Estate	7.1
Energy	6.3
Information Technology	5.8
Consumer Staples	5.7
Communication Services	4.9
Utilities	0.5
Short-Term Investments	5.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(13.45)%	3.14%	9.43%
Without Sales Charge		(8.66)	4.25	10.02
CLASS C SHARES	March 22, 1999
With CDSC**		(10.04)	3.73	9.47
Without CDSC		(9.04)	3.73	9.47
CLASS I SHARES	March 1, 1991	(8.35)	4.48	10.22
CLASS R2 SHARES	November 3, 2008	(8.83)	3.98	9.75
CLASS R3 SHARES	October 1, 2018	(8.59)	4.26	10.03
CLASS R4 SHARES	October 1, 2018	(8.34)	4.48	10.22
CLASS R5 SHARES	May 15, 2006	(8.26)	4.64	10.43
CLASS R6 SHARES	November 30, 2010	(8.14)	4.73	10.49

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the per- formance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000

Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	13.03%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$14,938,762

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the industrial cyclical sector and its security selection and overweight position in the media sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the retail and consumer cyclical sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Prologis Inc. and Charter Communications Inc. and its underweight position in Cisco Systems Inc. Shares of Prologis, a real estate investment trust operating in the warehousing and logistics sector, rose amid increase demand for inventory storage and after the company reported better-than-expected earnings for the first quarter of 2020. Shares of Charter Communications, a provider of broadband communications, rose on the consumer trend toward non-cable TV content, which accelerated with at-home quarantines in response to the COVID-19. Shares of Cisco Systems, a provider of internet networking products and services that was not held in the Fund, fell in the first half of the reporting period following two consecutive quarters of weaker-than-expected revenue growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Royal Caribbean Cruises Ltd., Boston Scientific Corp. and Analog Devices Inc. Shares of Royal Caribbean Cruises, a cruise ship operator, fell as its business shut down in response to the COVID-19 pandemic. Shares of Boston Scientific, a medical devices manufacturer, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2020. Shares of Analog Devices, a manufacturer of integrated circuits, fell after the company reported lower-than-expected earnings and revenue for its fiscal fourth quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	7.5%
2.	Amazon.com, Inc.	5.9
3.	Alphabet, Inc., Class A	4.6
4.	Apple, Inc.	4.4
5.	Mastercard, Inc., Class A	4.3
6.	Verizon Communications, Inc.	2.8
7.	Prologis, Inc.	2.7
8.	AbbVie, Inc.	2.7
9.	Norfolk Southern Corp.	2.5
10.	Eaton Corp. plc	2.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	31.3%
Health Care	15.1
Consumer Discretionary	11.9
Communication Services	11.5
Financials	8.1
Industrials	8.0
Utilities	3.7
Consumer Staples	3.6
Real Estate	2.7
Materials	2.4
Energy	1.3
Short-Term Investments	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		6.67%	9.33%	13.28%
Without Sales Charge		12.59	10.52	13.90
CLASS C SHARES	September 10, 2001
With CDSC**		11.01	9.96	13.32
Without CDSC		12.01	9.96	13.32
CLASS I SHARES	September 10, 2001	12.82	10.74	14.11
CLASS L SHARES	September 17, 1993	13.03	10.91	14.28
CLASS R2 SHARES	November 3, 2008	12.29	10.22	13.60
CLASS R3 SHARES	September 9, 2016	12.57	10.49	13.88
CLASS R4 SHARES	September 9, 2016	12.84	10.74	14.11
CLASS R5 SHARES	May 15, 2006	13.04	10.94	14.33
CLASS R6 SHARES	November 30, 2010	13.13	11.02	14.41

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from

June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.93%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$3,050,306

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the media sector and the semiconductors & hardware sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer stable and basic materials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight position in PayPal Inc. and its underweight positions in Cisco Systems Inc. and Disney Co. Shares of PayPal, a provider of digital payment services, rose amid investor expectations the company’s businesses would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Cisco Systems, a provider of internet networking products and services that was not held in the Fund, fell in the first half of the reporting period following two consecutive quarters of weaker-than-expected revenue growth. Shares of Disney, a media and entertainment provider, fell as the company closed its resorts and withheld the release of new films in response to the COVID-19 pandemic.

Leading individual detractors from relative performance included the Fund’s overweight position in DuPont Inc. and Diamondback Energy Inc. and its underweight position in Apple

Inc. Shares of DuPont, a chemicals and materials manufacturer, fell after the company reported a decline in profit and sales for the third and fourth quarters of 2019 and forecast lower-than-expected results for 2020. Shares of Diamondback Energy, a petroleum and natural gas producer operating in U.S. shale formations, fell as global oil prices fell sharply in the second half of the reporting period. Shares of Apple, a maker of mobile devices, computers, software and relative services, rose amid better-than-expected earnings growth and positive investor sentiment over the company’s planned launch of new products and upgrades.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 129% to 29%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	5.8%
2.	Amazon.com, Inc.	4.8
3.	Apple, Inc.	4.8
4.	PayPal Holdings, Inc.	2.2
5.	Mastercard, Inc., Class A	2.0
6.	Alphabet, Inc., Class A	2.0
7.	AbbVie, Inc.	1.6
8.	Procter & Gamble Co. (The)	1.4
9.	NextEra Energy, Inc.	1.4
10.	ASML Holding NV (Registered), NYRS (Netherlands)	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Cisco Systems, Inc.	2.7%
2.	Clorox Co. (The)	2.5
3.	Spotify Technology SA	2.5
4.	Juniper Networks, Inc.	1.8
5.	Walt Disney Co. (The)	1.8
6.	NetApp, Inc.	1.8
7.	Gilead Sciences, Inc.	1.7
8.	Kroger Co. (The)	1.7
9.	Western Union Co. (The)	1.6
10.	3M Co.	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	29.8%
Health Care	13.4
Consumer Discretionary	12.6
Communication Services	9.3
Industrials	9.2
Financials	7.1
Consumer Staples	4.5
Real Estate	3.5
Energy	3.4
Materials	3.3
Utilities	3.0
Short-Term Investments	0.9

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	16.0%
Industrials	15.8
Communication Services	11.9
Health Care	10.3
Energy	8.7
Financials	8.5
Real Estate	7.6
Consumer Staples	6.9
Materials	5.8
Consumer Discretionary	4.6
Utilities	3.9

*	Percentages indicated are based on total long investments as of June 30, 2020 The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge*		5.82%	8.24%	12.65%
Without Sales Charge		11.66	9.41	13.27
CLASS C SHARES	November 1, 2005
With CDSC**		10.11	8.87	12.70
Without CDSC		11.11	8.87	12.70
CLASS I SHARES	November 1, 2005	11.93	9.69	13.55
CLASS R2 SHARES	November 3, 2008	11.32	9.09	12.95
CLASS R5 SHARES	May 15, 2006	12.04	9.82	13.74
CLASS R6 SHARES	November 1, 2017	12.10	9.88	13.76

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	9.32%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$4,364,764

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Benchmark for the twelve months ended June 30, 2020. The Fund’s security selection in the technology and pharmaceutical/medical technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the insurance and basic materials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight position in PayPal Holdings Inc. and its underweight positions in Disney Co. and Boeing Co. Shares of PayPal, a provider of digital payment services, rose amid investor expectations the company’s businesses would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Disney, a media and entertainment provider, fell as the company closed its resorts and withheld the release of new films in response to the COVID-19 pandemic. Shares of Boeing, an aircraft and aerospace manufacturer, fell amid investor concerns about the future of its 737 Max aircraft as well as a sharp decline in airline traffic in response to the COVID-19 pandemic

Leading individual detractors from relative performance included the Fund’s overweight positions in Discovery Inc., Automatic Data Processing Inc. and Analog Devices Inc. Shares of Discovery, a media company, fell after the company reported lower-than-expected earnings for the first quarter of 2020. Shares of Automatic Data Processing, a provider of payroll and other business services, fell amid significant disruption in the U.S. labor market in response to the COVID-19 pandemic. Shares of Analog Devices, an integrated circuits manufacturer, fell after the company withdrew its earnings forecast amid uncertainty about the impact of the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.9%
2.	Apple, Inc.	6.3
3.	Amazon.com, Inc.	4.9
4.	Facebook, Inc., Class A	2.1
5.	Mastercard, Inc., Class A	1.8
6.	Alphabet, Inc., Class A	1.8
7.	Alphabet, Inc., Class C	1.6
8.	Procter & Gamble Co. (The)	1.5
9.	Berkshire Hathaway, Inc., Class	1.5
10.	PayPal Holdings, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.4%
Health Care	14.2
Consumer Discretionary	11.6
Communication Services	10.8
Financials	10.1
Industrials	7.5
Consumer Staples	5.9
Utilities	2.9
Energy	2.8
Materials	2.4
Real Estate	1.9
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020 The Fund’s portfolio composition is subject to change.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		3.34%	7.68%	12.72%
Without Sales Charge		9.08	8.85	13.33
CLASS I SHARES	September 10, 2001	9.38	9.13	13.61
CLASS L SHARES	January 3, 1997	9.32	9.15	13.71
CLASS R6 SHARES	March 24, 2003	9.47	9.27	13.83

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.3%

Airlines — 1.3%

Southwest Airlines Co.	32	1,084

Automobiles — 2.6%

Tesla, Inc. *	2	2,170

Banks — 3.3%

Bank of America Corp.	119	2,829

Biotechnology — 6.2%

AbbVie, Inc.	22	2,124

Amgen, Inc.	9	2,170

Regeneron Pharmaceuticals, Inc. *	2	998

		5,292

Capital Markets — 6.3%

Charles Schwab Corp. (The)	62	2,087

S&P Global, Inc.	4	1,347

T. Rowe Price Group, Inc.	16	1,940

		5,374

Construction Materials — 2.7%

Martin Marietta Materials, Inc.	11	2,306

Consumer Finance — 2.4%

Capital One Financial Corp.	33	2,073

Containers & Packaging — 2.8%

Ball Corp.	12	818

Packaging Corp. of America	15	1,527

		2,345

Diversified Financial Services — 3.5%

Berkshire Hathaway, Inc., Class B *	17	3,015

Electric Utilities — 2.1%

Xcel Energy, Inc.	29	1,815

Electronic Equipment, Instruments & Components — 1.2%

Zebra Technologies Corp., Class A *	4	1,007

Equity Real Estate Investment Trusts (REITs) — 4.0%

Federal Realty Investment Trust	19	1,594

Public Storage	9	1,770

		3,364

Food & Staples Retailing — 1.7%

Walgreens Boots Alliance, Inc.	35	1,477

Health Care Equipment & Supplies — 2.5%

DexCom, Inc. *	2	885

Intuitive Surgical, Inc. *	2	1,256

		2,141

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 3.5%

UnitedHealth Group, Inc.	10	3,012

Insurance — 3.8%

Loews Corp.	95	3,262

Interactive Media & Services — 3.5%

Alphabet, Inc., Class C *	2	2,950

Internet & Direct Marketing Retail — 7.5%

Amazon.com, Inc. *	2	4,919

Booking Holdings, Inc. *	1	1,438

		6,357

IT Services — 6.5%

Global Payments, Inc.	7	1,247

Mastercard, Inc., Class A	8	2,457

PayPal Holdings, Inc. *	10	1,797

		5,501

Machinery — 1.7%

Stanley Black & Decker, Inc.	11	1,488

Media — 1.6%

DISH Network Corp., Class A *	39	1,341

Oil, Gas & Consumable Fuels — 3.1%

Kinder Morgan, Inc.	96	1,451

Marathon Petroleum Corp.	31	1,145

		2,596

Semiconductors & Semiconductor Equipment — 3.7%

Advanced Micro Devices, Inc. *	26	1,390

QUALCOMM, Inc.	20	1,790

		3,180

Software — 8.7%

Microsoft Corp.	28	5,701

Synopsys, Inc. *	8	1,621

		7,322

Specialty Retail — 5.4%

AutoZone, Inc. *	1	1,594

Home Depot, Inc. (The)	12	2,983

		4,577

Technology Hardware, Storage & Peripherals — 4.7%

Apple, Inc.	11	4,011

Total Common Stocks (Cost $58,592)		81,889

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.8%

Investment Companies — 3.8%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b) (Cost $3,215)	3,213	3,216

Total Investments — 100.1% (Cost $61,807)		85,105
Liabilities in Excess of Other Assets — (0.1)%		(51)

NET ASSETS — 100.0%		85,054

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Aerospace & Defense — 3.0%

General Dynamics Corp.	3,265	488,023

Raytheon Technologies Corp.	6,440	396,848

		884,871

Banks — 6.6%

Bank of America Corp.	31,161	740,063

Cullen/Frost Bankers, Inc.	1,134	84,705

M&T Bank Corp.	484	50,278

PNC Financial Services Group, Inc. (The)	5,201	547,221

Truist Financial Corp.	7,301	274,163

US Bancorp	7,069	260,268

		1,956,698

Beverages — 2.0%

Coca-Cola Co. (The)	4,068	181,764

PepsiCo, Inc.	3,020	399,457

		581,221

Biotechnology — 0.6%

Amgen, Inc.	748	176,428

Building Products — 0.4%

Trane Technologies plc	1,388	123,510

Capital Markets — 7.8%

BlackRock, Inc.	1,240	674,539

Charles Schwab Corp. (The)	3,157	106,513

CME Group, Inc.	3,948	641,660

Morgan Stanley	10,549	509,503

Northern Trust Corp.	1,794	142,354

T. Rowe Price Group, Inc.	2,186	270,032

		2,344,601

Chemicals — 2.8%

Air Products and Chemicals, Inc.	1,930	465,921

PPG Industries, Inc.	3,503	371,545

		837,466

Commercial Services & Supplies — 0.8%

Republic Services, Inc.	2,904	238,296

Consumer Finance — 1.8%

American Express Co.	3,629	345,472

Capital One Financial Corp.	2,827	176,927

		522,399

Diversified Telecommunication Services — 1.9%

Verizon Communications, Inc.	9,945	548,282

Electric Utilities — 3.7%

Entergy Corp.	1,824	171,113

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued

NextEra Energy, Inc.	2,249	540,038

Xcel Energy, Inc.	5,973	373,301

		1,084,452

Electrical Equipment — 1.2%

Eaton Corp. plc	4,154	363,355

Equity Real Estate Investment Trusts (REITs) — 2.6%

Alexandria Real Estate Equities, Inc.	734	119,026

AvalonBay Communities, Inc.	1,335	206,473

Boston Properties, Inc.	1,006	90,881

Prologis, Inc.	659	61,544

Realty Income Corp.	931	55,400

Simon Property Group, Inc.	420	28,695

Ventas, Inc.	2,578	94,394

Vornado Realty Trust	3,013	115,113

		771,526

Food & Staples Retailing — 1.8%

Sysco Corp.	2,349	128,371

Walmart, Inc.	3,365	403,035

		531,406

Food Products — 1.6%

Mondelez International, Inc., Class A	9,246	472,756

Health Care Equipment & Supplies — 3.2%

Abbott Laboratories	710	64,919

Becton Dickinson and Co.	1,394	333,589

Medtronic plc	5,820	533,681

		932,189

Health Care Providers & Services — 3.5%

AmerisourceBergen Corp.	2,181	219,770

CVS Health Corp.	3,747	243,438

UnitedHealth Group, Inc.	1,930	569,373

		1,032,581

Hotels, Restaurants & Leisure — 1.8%

McDonald’s Corp.	2,486	458,635

Starbucks Corp.	1,058	77,856

		536,491

Household Products — 1.7%

Procter & Gamble Co. (The)	4,268	510,348

Industrial Conglomerates — 0.6%

Honeywell International, Inc.	1,218	176,109

Insurance — 6.3%

Arthur J Gallagher & Co.	2,934	286,021

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Chubb Ltd.	1,881	238,229

Hartford Financial Services Group, Inc. (The)	5,701	219,758

Marsh & McLennan Cos., Inc.	2,236	240,081

MetLife, Inc.	6,797	248,235

Progressive Corp. (The)	3,506	280,904

Prudential Financial, Inc.	2,780	169,278

Travelers Cos., Inc. (The)	1,479	168,625

		1,851,131

IT Services — 3.8%

Accenture plc, Class A	988	212,127

Automatic Data Processing, Inc.	1,864	277,577

Fidelity National Information Services, Inc.	3,007	403,271

International Business Machines Corp.	1,926	232,573

		1,125,548

Leisure Products — 0.8%

Hasbro, Inc.	3,021	226,411

Machinery — 5.4%

Deere & Co.	2,123	333,668

Dover Corp.	5,119	494,326

Illinois Tool Works, Inc.	772	135,067

Otis Worldwide Corp.	1,492	84,828

Parker-Hannifin Corp.	2,178	399,138

Stanley Black & Decker, Inc.	1,097	152,918

		1,599,945

Media — 2.4%

Comcast Corp., Class A	18,311	713,777

Multi-Utilities — 1.8%

CMS Energy Corp.	5,011	292,756

DTE Energy Co.	585	62,927

Public Service Enterprise Group, Inc.	3,703	182,048

		537,731

Oil, Gas & Consumable Fuels — 4.0%

Chevron Corp.	6,375	568,885

ConocoPhillips	11,798	495,748

Valero Energy Corp.	2,055	120,867

		1,185,500

Pharmaceuticals — 7.7%

Bristol-Myers Squibb Co.	12,551	737,972

Eli Lilly and Co.	2,122	348,468

Johnson & Johnson	5,125	720,689

Merck & Co., Inc.	3,456	267,220

Pfizer, Inc.	6,748	220,648

		2,294,997

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.2%

Norfolk Southern Corp.	1,945	341,526

Semiconductors & Semiconductor Equipment — 4.1%

Analog Devices, Inc.	4,634	568,308

Texas Instruments, Inc.	5,155	654,512

		1,222,820

Software — 2.4%

Microsoft Corp.	3,470	706,236

Specialty Retail — 3.1%

Best Buy Co., Inc.	1,210	105,636

Home Depot, Inc. (The)	2,482	621,784

TJX Cos., Inc. (The)	3,557	179,831

		907,251

Technology Hardware, Storage & Peripherals — 1.6%

Apple, Inc.	1,267	462,101

Textiles, Apparel & Luxury Goods — 0.5%

VF Corp.	2,459	149,850

Tobacco — 2.5%

Altria Group, Inc.	6,477	254,216

Philip Morris International, Inc.	6,815	477,445

		731,661

Total Common Stocks (Cost $24,776,423)		28,681,470

Short-Term Investments — 3.0%

Investment Companies — 3.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b) (Cost $882,345)	882,220	883,014

Total Investments — 100.0% (Cost $25,658,768)		29,564,484
Liabilities in Excess of Other Assets — 0.0% (c)		(9,547)

NET ASSETS — 100.0%		29,554,937

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
(c)	Amount rounds to less than 0.1% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 81.7%

Aerospace & Defense — 2.1%

General Dynamics Corp.	6	867

Northrop Grumman Corp.	7	2,300

Raytheon Technologies Corp.	14	835

		4,002

Beverages — 2.6%

Coca-Cola Co. (The)	34	1,512

Constellation Brands, Inc., Class A	5	830

PepsiCo, Inc.	20	2,580

		4,922

Biotechnology — 2.6%

AbbVie, Inc.	29	2,803

Alexion Pharmaceuticals, Inc. *	8	914

Regeneron Pharmaceuticals, Inc. *	2	1,204

		4,921

Building Products — 0.8%

Trane Technologies plc	18	1,570

Capital Markets — 3.0%

BlackRock, Inc.	1	704

CME Group, Inc.	12	2,001

Intercontinental Exchange, Inc.	25	2,267

S&P Global, Inc.	2	771

		5,743

Chemicals — 1.1%

Air Products and Chemicals, Inc.	3	829

Linde plc (United Kingdom)	6	1,244

		2,073

Commercial Services & Supplies — 0.9%

Waste Management, Inc.	16	1,691

Consumer Finance — 0.4%

American Express Co.	8	748

Containers & Packaging — 1.2%

Silgan Holdings, Inc.	74	2,388

Diversified Financial Services — 1.1%

Berkshire Hathaway, Inc., Class B *	12	2,133

Diversified Telecommunication Services — 1.2%

Verizon Communications, Inc.	41	2,237

Electric Utilities — 5.4%

American Electric Power Co., Inc.	18	1,407

Duke Energy Corp.	18	1,445

Entergy Corp.	21	2,000

Evergy, Inc.	12	718

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued

NextEra Energy, Inc.	10	2,448

Xcel Energy, Inc.	40	2,505

		10,523

Electrical Equipment — 0.6%

Eaton Corp. plc	13	1,163

Entertainment — 0.8%

Netflix, Inc. *	3	1,545

Equity Real Estate Investment Trusts (REITs) — 2.2%

Equinix, Inc.	3	2,058

Equity LifeStyle Properties, Inc.	9	534

Prologis, Inc.	9	809

Sun Communities, Inc.	6	810

		4,211

Food & Staples Retailing — 2.3%

Costco Wholesale Corp.	8	2,358

Kroger Co. (The)	23	789

Walmart, Inc.	11	1,337

		4,484

Food Products — 2.9%

Conagra Brands, Inc.	26	923

General Mills, Inc.	15	954

Hershey Co. (The)	9	1,160

Mondelez International, Inc., Class A	49	2,506

		5,543

Health Care Equipment & Supplies — 1.3%

Baxter International, Inc.	21	1,801

Medtronic plc	7	652

		2,453

Health Care Providers & Services — 0.8%

McKesson Corp.	4	611

UnitedHealth Group, Inc.	3	964

		1,575

Hotels, Restaurants & Leisure — 0.5%

McDonald’s Corp.	5	1,005

Household Products — 2.6%

Kimberly-Clark Corp.	17	2,378

Procter & Gamble Co. (The)	21	2,517

		4,895

Industrial Conglomerates — 1.4%

Honeywell International, Inc.	18	2,614

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 4.8%

Allstate Corp. (The)	24	2,320

Aon plc, Class A	9	1,647

Chubb Ltd.	16	2,053

Marsh & McLennan Cos., Inc.	6	591

Progressive Corp. (The)	31	2,448

RenaissanceRe Holdings Ltd. (Bermuda)	2	411

		9,470

Interactive Media & Services — 2.2%

Alphabet, Inc., Class A *	2	2,688

Facebook, Inc., Class A *	7	1,515

		4,203

Internet & Direct Marketing Retail — 1.5%

Amazon.com, Inc. *	1	2,908

IT Services — 7.0%

Accenture plc, Class A	13	2,895

Automatic Data Processing, Inc.	11	1,594

Jack Henry & Associates, Inc.	14	2,578

Leidos Holdings, Inc.	16	1,454

Mastercard, Inc., Class A	9	2,516

PayPal Holdings, Inc. *	7	1,133

Visa, Inc., Class A	7	1,350

		13,520

Life Sciences Tools & Services — 0.9%

Thermo Fisher Scientific, Inc.	5	1,639

Machinery — 1.6%

Cummins, Inc.	6	982

Deere & Co.	3	433

PACCAR, Inc.	22	1,679

		3,094

Media — 2.0%

Charter Communications, Inc., Class A *	5	2,394

Comcast Corp., Class A	36	1,413

		3,807

Metals & Mining — 0.3%

Newmont Corp.	9	572

Multiline Retail — 1.9%

Dollar Tree, Inc. *	15	1,385

Target Corp.	19	2,279

		3,664

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 2.1%

CMS Energy Corp.	40	2,364

Sempra Energy	14	1,622

		3,986

Oil, Gas & Consumable Fuels — 0.7%

Chevron Corp.	7	590

Kinder Morgan, Inc.	49	748

		1,338

Pharmaceuticals — 6.2%

Bristol-Myers Squibb Co.	41	2,436

Eli Lilly and Co.	16	2,695

Johnson & Johnson	17	2,421

Merck & Co., Inc.	31	2,383

Pfizer, Inc.	64	2,082

		12,017

Road & Rail — 1.4%

Norfolk Southern Corp.	6	1,037

Old Dominion Freight Line, Inc.	10	1,622

		2,659

Semiconductors & Semiconductor Equipment — 0.8%

Texas Instruments, Inc.	11	1,450

Software — 3.5%

Intuit, Inc.	8	2,460

Microsoft Corp.	14	2,900

salesforce.com, Inc. *	7	1,341

		6,701

Specialty Retail — 2.8%

AutoZone, Inc. *	2	1,863

Home Depot, Inc. (The)	7	1,821

Ross Stores, Inc.	5	401

TJX Cos., Inc. (The)	25	1,277

		5,362

Technology Hardware, Storage & Peripherals — 1.4%

Apple, Inc.	7	2,692

Textiles, Apparel & Luxury Goods — 0.5%

NIKE, Inc., Class B	10	980

Tobacco — 1.4%

Altria Group, Inc.	31	1,211

Philip Morris International, Inc.	20	1,410

		2,621

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	16	1,642

Total Common Stocks (Cost $149,125)		156,764

	PRINCIPAL AMOUNT ($000)
Equity Linked Notes — 15.8%

Barclays Bank plc, ELN, 68.00%, 7/17/2020, (linked to S&P 500 Index) (a)	2	7,849

BMO Capital Markets Corp., ELN, 70.97%, 7/10/2020, (linked to S&P 500 Index) (a)	2	5,924

BNP Paribas, ELN, 72.67%, 7/31/2020, (linked to S&P 500 Index) (a)	2	6,578

Royal Bank of Canada, ELN, 81.10%, 7/24/2020, (linked to S&P 500 Index) (a)	1	4,701

Toronto-Dominion Bank (The), ELN, 78.20%, 8/7/2020, (linked to S&P 500 Index) (a)	2	5,199

Total Equity Linked Notes (Cost $30,098)		30,251

	SHARES (000)
Exchange-Traded Funds — 1.0%

International Equity — 1.0%

iShares Edge MSCI Min Vol USA ETF (Cost $1,844)	31	1,866

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 * (Cost $74)	15	3

	SHARES (000)
Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $5,899)	5,893	5,899

Total Investments — 101.6% (Cost $187,040)		194,783
Liabilities in Excess of Other Assets — (1.6)%		(3,053)

NET ASSETS — 100.0%		191,730

Percentages indicated are based on net assets.
Abbreviations

ELN	Equity-Linked Note
ETF	Exchange-Traded Fund

(a)	Securities exempt from registration under Rule 144A or Section 4 (a)(2), of the Securities Act of 1933, as amended.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.4%

Aerospace & Defense — 3.3%

General Dynamics Corp.	61	9,087

Northrop Grumman Corp.	16	4,981

Raytheon Technologies Corp.	157	9,649

		23,717

Banks — 8.7%

Bank of America Corp.	800	19,002

Citigroup, Inc.	164	8,363

Citizens Financial Group, Inc.	137	3,468

Cullen/Frost Bankers, Inc.	38	2,817

M&T Bank Corp.	38	3,972

PNC Financial Services Group, Inc. (The)	74	7,743

Truist Financial Corp.	322	12,105

US Bancorp	149	5,482

		62,952

Beverages — 0.7%

PepsiCo, Inc.	37	4,867

Biotechnology — 2.1%

AbbVie, Inc.	112	11,026

Amgen, Inc.	18	4,245

		15,271

Building Products — 0.6%

Trane Technologies plc	51	4,574

Capital Markets — 8.3%

BlackRock, Inc.	33	17,791

Charles Schwab Corp. (The)	118	3,968

Goldman Sachs Group, Inc. (The)	46	9,110

Morgan Stanley	363	17,533

T. Rowe Price Group, Inc.	94	11,584

		59,986

Chemicals — 1.4%

Air Products and Chemicals, Inc.	27	6,544

Axalta Coating Systems Ltd. *	176	3,964

		10,508

Commercial Services & Supplies — 0.6%

Republic Services, Inc.	55	4,472

Consumer Finance — 1.6%

American Express Co.	71	6,740

Capital One Financial Corp.	75	4,701

		11,441

Containers & Packaging — 0.4%

Ball Corp.	42	2,905

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 2.0%

Berkshire Hathaway, Inc., Class B *	81	14,441

Diversified Telecommunication Services — 1.1%

Verizon Communications, Inc.	151	8,304

Electric Utilities — 2.4%

Entergy Corp.	46	4,306

NextEra Energy, Inc.	31	7,325

Xcel Energy, Inc.	90	5,606

		17,237

Electrical Equipment — 0.9%

Eaton Corp. plc	78	6,788

Entertainment — 0.7%

Walt Disney Co. (The)	46	5,129

Equity Real Estate Investment Trusts (REITs) — 1.4%

AvalonBay Communities, Inc.	25	3,866

Ventas, Inc.	91	3,329

Vornado Realty Trust	81	3,099

		10,294

Food & Staples Retailing — 1.0%

Walmart, Inc.	63	7,522

Food Products — 1.1%

Mondelez International, Inc., Class A	150	7,675

Health Care Equipment & Supplies — 2.7%

Becton Dickinson and Co.	39	9,403

Medtronic plc	114	10,454

		19,857

Health Care Providers & Services — 3.8%

Anthem, Inc.	14	3,603

Cigna Corp.	44	8,304

Humana, Inc.	11	4,071

UnitedHealth Group, Inc.	41	12,004

		27,982

Hotels, Restaurants & Leisure — 1.0%

McDonald’s Corp.	39	7,176

Household Durables — 0.5%

Newell Brands, Inc.	213	3,375

Household Products — 1.3%

Colgate-Palmolive Co.	129	9,473

Industrial Conglomerates — 0.7%

Honeywell International, Inc.	37	5,408

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 4.2%

Chubb Ltd.	61	7,732

Hartford Financial Services Group, Inc. (The)	187	7,213

Loews Corp.	84	2,880

Marsh & McLennan Cos., Inc.	41	4,424

MetLife, Inc.	138	5,051

Prudential Financial, Inc.	49	2,978

		30,278

Interactive Media & Services — 2.0%

Alphabet, Inc., Class C *	10	14,601

Internet & Direct Marketing Retail — 0.6%

Booking Holdings, Inc. *	1	2,070

Expedia Group, Inc.	30	2,433

		4,503

IT Services — 1.8%

Fidelity National Information Services, Inc.	55	7,415

International Business Machines Corp.	47	5,616

		13,031

Machinery — 4.4%

Dover Corp.	106	10,204

IDEX Corp.	26	4,093

Otis Worldwide Corp.	53	3,028

Parker-Hannifin Corp.	61	11,199

Stanley Black & Decker, Inc.	25	3,526

		32,050

Media — 2.3%

Comcast Corp., Class A	352	13,702

Discovery, Inc., Class A *	153	3,226

		16,928

Multi-Utilities — 2.0%

CMS Energy Corp.	199	11,632

Public Service Enterprise Group, Inc.	59	2,920

		14,552

Oil, Gas & Consumable Fuels — 4.6%

Chevron Corp.	138	12,270

ConocoPhillips	198	8,306

EOG Resources, Inc.	107	5,408

Phillips 66	28	1,999

Pioneer Natural Resources Co.	15	1,485

Valero Energy Corp.	62	3,664

		33,132

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 6.9%

Bristol-Myers Squibb Co.	289	16,988

Eli Lilly and Co.	35	5,739

Johnson & Johnson	110	15,455

Merck & Co., Inc.	83	6,385

Pfizer, Inc.	166	5,441

		50,008

Road & Rail — 1.5%

CSX Corp.	54	3,766

Kansas City Southern	47	7,046

		10,812

Semiconductors & Semiconductor Equipment — 4.4%

Analog Devices, Inc.	107	13,098

NXP Semiconductors NV (Netherlands)	37	4,185

Texas Instruments, Inc.	115	14,614

		31,897

Software — 3.1%

Microsoft Corp.	112	22,875

Specialty Retail — 5.1%

AutoZone, Inc. *	8	8,923

Home Depot, Inc. (The)	59	14,731

Lowe’s Cos., Inc.	52	6,972

TJX Cos., Inc. (The)	124	6,259

		36,885

Technology Hardware, Storage & Peripherals — 1.8%

Apple, Inc.	36	13,297

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	89	8,707

Tobacco — 1.8%

Altria Group, Inc.	102	3,996

Philip Morris International, Inc.	129	9,051

		13,047

Trading Companies & Distributors — 0.4%

Watsco, Inc.	18	3,234

Total Common Stocks (Cost $534,823)		701,191

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.5%

Investment Companies — 3.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b) (Cost $25,216)	25,211	25,234

Total Investments — 99.9% (Cost $560,039)		726,425
Other Assets Less Liabilities — 0.1%		429

NET ASSETS — 100.0%		726,854

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.4%

Aerospace & Defense — 1.2%

General Dynamics Corp. (a)	171	25,527

Northrop Grumman Corp.	116	35,692

Raytheon Technologies Corp.	727	44,787

		106,006

Airlines — 0.3%

Delta Air Lines, Inc.	309	8,665

Southwest Airlines Co.	400	13,686

		22,351

Auto Components — 0.1%

Magna International, Inc. (Canada)	293	13,064

Automobiles — 0.2%

General Motors Co.	568	14,359

Banks — 3.0%

Bank of America Corp. (a)	1,895	45,002

Citigroup, Inc.	1,933	98,771

Citizens Financial Group, Inc.	705	17,798

KeyCorp	2,414	29,400

Regions Financial Corp.	1,862	20,711

Truist Financial Corp.	161	6,044

Wells Fargo & Co.	1,881	48,154

		265,880

Beverages — 1.1%

Coca-Cola Co. (The) (a)	1,272	56,821

Constellation Brands, Inc., Class A	246	43,016

		99,837

Biotechnology — 2.8%

AbbVie, Inc.	1,072	105,254

Alexion Pharmaceuticals, Inc. *	237	26,619

Amgen, Inc. (a)	64	15,004

Biogen, Inc. * (a)	88	23,576

Gilead Sciences, Inc.	41	3,120

Regeneron Pharmaceuticals, Inc. *	62	38,611

Vertex Pharmaceuticals, Inc. *	111	32,124

		244,308

Building Products — 0.8%

Carrier Global Corp.	829	18,425

Masco Corp.	557	27,955

Trane Technologies plc	251	22,315

		68,695

Capital Markets — 2.9%

BlackRock, Inc.	64	34,897

Charles Schwab Corp. (The)	459	15,502

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

CME Group, Inc.	124	20,148

Goldman Sachs Group, Inc. (The)	107	21,091

MarketAxess Holdings, Inc.	25	12,418

Morgan Stanley	1,126	54,383

MSCI, Inc.	36	11,876

S&P Global, Inc.	166	54,569

State Street Corp.	347	22,058

T. Rowe Price Group, Inc.	66	8,156

		255,098

Chemicals — 1.6%

Air Products and Chemicals, Inc.	70	17,021

Celanese Corp.	223	19,249

Dow, Inc.	431	17,561

DuPont de Nemours, Inc.	254	13,492

Eastman Chemical Co.	481	33,470

Linde plc (United Kingdom)	123	26,028

LyondellBasell Industries NV, Class A	163	10,704

		137,525

Commercial Services & Supplies — 0.1%

Cintas Corp. (a)	34	9,092

Communications Equipment — 0.4%

Cisco Systems, Inc.	603	28,131

Motorola Solutions, Inc.	32	4,462

		32,593

Consumer Finance — 0.6%

American Express Co. (a)	320	30,468

Capital One Financial Corp.	293	18,354

		48,822

Containers & Packaging — 0.5%

Avery Dennison Corp.	160	18,297

Crown Holdings, Inc. * (a)	234	15,250

Packaging Corp. of America	64	6,395

Westrock Co.	284	8,021

		47,963

Diversified Consumer Services — 0.0% (b)

H&R Block, Inc.	128	1,822

Diversified Financial Services — 1.5%

Berkshire Hathaway, Inc., Class B * (a)	706	126,061

Voya Financial, Inc.	31	1,455

		127,516

Diversified Telecommunication Services — 1.1%

Verizon Communications, Inc. (a)	1,813	99,925

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 2.3%

Duke Energy Corp.	230	18,345

Entergy Corp.	482	45,228

FirstEnergy Corp.	542	21,024

NextEra Energy, Inc. (a)	355	85,268

Southern Co. (The)	278	14,423

Xcel Energy, Inc. (a)	239	14,950

		199,238

Electrical Equipment — 0.9%

Eaton Corp. plc	637	55,725

Emerson Electric Co.	342	21,238

		76,963

Electronic Equipment, Instruments & Components — 0.1%

TE Connectivity Ltd.	112	9,159

Entertainment — 1.2%

Electronic Arts, Inc. *	57	7,518

Netflix, Inc. * (a)	217	98,767

		106,285

Equity Real Estate Investment Trusts (REITs) — 1.8%

Equinix, Inc.	65	45,367

Equity LifeStyle Properties, Inc.	134	8,371

Equity Residential	355	20,875

Mid-America Apartment Communities, Inc.	144	16,490

Prologis, Inc.	483	45,046

Realty Income Corp.	69	4,085

Sun Communities, Inc.	44	5,973

UDR, Inc.	95	3,566

Ventas, Inc.	253	9,268

		159,041

Food & Staples Retailing — 0.8%

Costco Wholesale Corp.	202	61,183

Kroger Co. (The)	374	12,670

		73,853

Food Products — 0.7%

Conagra Brands, Inc.	161	5,648

Mondelez International, Inc., Class A (a)	1,029	52,635

		58,283

Health Care Equipment & Supplies — 2.8%

ABIOMED, Inc. *	14	3,498

Baxter International, Inc.	509	43,796

Becton Dickinson and Co.	20	4,734

Boston Scientific Corp. * (a)	688	24,143

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

DexCom, Inc. *	22	9,083

Edwards Lifesciences Corp. *	142	9,825

Intuitive Surgical, Inc. * (a)	26	14,671

Medtronic plc (a)	939	86,074

Zimmer Biomet Holdings, Inc. (a)	423	50,477

		246,301

Health Care Providers & Services — 2.9%

Anthem, Inc. (a)	114	30,030

Cigna Corp. (a)	252	47,319

DaVita, Inc. *	122	9,685

McKesson Corp.	319	49,011

UnitedHealth Group, Inc. (a)	385	113,508

		249,553

Hotels, Restaurants & Leisure — 0.5%

Hilton Worldwide Holdings, Inc.	247	18,113

Yum! Brands, Inc.	280	24,358

		42,471

Household Durables — 0.3%

Lennar Corp., Class A	483	29,781

Household Products — 1.9%

Kimberly-Clark Corp.	274	38,746

Procter & Gamble Co. (The) (a)	1,059	126,608

		165,354

Industrial Conglomerates — 1.0%

Honeywell International, Inc. (a)	617	89,206

Insurance — 1.9%

Allstate Corp. (The) (a)	497	48,197

American International Group, Inc.	282	8,794

Aon plc, Class A	141	27,070

Arch Capital Group Ltd. *	141	4,041

Everest Re Group Ltd.	14	2,932

Hartford Financial Services Group, Inc. (The)	253	9,736

Marsh & McLennan Cos., Inc.	166	17,783

MetLife, Inc.	103	3,771

Progressive Corp. (The)	523	41,930

		164,254

Interactive Media & Services — 5.4%

Alphabet, Inc., Class A * (a)	109	154,685

Alphabet, Inc., Class C * (a)	97	137,530

Facebook, Inc., Class A * (a)	780	177,002

		469,217

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — 5.2%

Amazon.com, Inc. * (a)	153	421,496

Booking Holdings, Inc. * (a)	22	35,366

		456,862

IT Services — 6.3%

Accenture plc, Class A	285	61,137

Automatic Data Processing, Inc. (a)	298	44,325

FleetCor Technologies, Inc. *	28	7,020

International Business Machines Corp.	430	51,889

Leidos Holdings, Inc.	309	28,978

Mastercard, Inc., Class A (a)	526	155,545

PayPal Holdings, Inc. * (a)	690	120,174

Visa, Inc., Class A (a)	404	78,072

		547,140

Life Sciences Tools & Services — 1.3%

Illumina, Inc. *	47	17,567

Thermo Fisher Scientific, Inc. (a)	270	97,994

		115,561

Machinery — 1.7%

Cummins, Inc. (a)	230	39,774

Deere & Co.	140	22,074

Parker-Hannifin Corp.	217	39,683

Snap-on, Inc.	75	10,436

Stanley Black & Decker, Inc.	238	33,129

		145,096

Media — 2.2%

Altice USA, Inc., Class A * (a)	340	7,655

Charter Communications, Inc., Class A * (a)	168	85,877

Comcast Corp., Class A (a)	1,867	72,765

Discovery, Inc., Class A *	694	14,634

Discovery, Inc., Class C *	757	14,588

		195,519

Metals & Mining — 0.2%

Newmont Corp.	257	15,880

Multiline Retail — 0.7%

Dollar Tree, Inc. *	187	17,311

Target Corp.	363	43,498

		60,809

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	362	6,756

CMS Energy Corp.	363	21,201

DTE Energy Co.	128	13,769

Sempra Energy	90	10,499

		52,225

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 2.8%

Cabot Oil & Gas Corp.	154	2,654

Cheniere Energy, Inc. *	197	9,528

Chevron Corp. (a)	836	74,552

Diamondback Energy, Inc.	279	11,658

EOG Resources, Inc. (a)	755	38,258

Exxon Mobil Corp. (a)	381	17,043

Marathon Petroleum Corp. (a)	265	9,921

ONEOK, Inc.	370	12,284

Phillips 66	319	22,969

Pioneer Natural Resources Co. (a)	351	34,296

Williams Cos., Inc. (The)	393	7,472

		240,635

Pharmaceuticals — 4.1%

Bristol-Myers Squibb Co. (a)	1,431	84,161

Eli Lilly and Co. (a)	491	80,661

Johnson & Johnson (a)	563	79,180

Merck & Co., Inc. (a)	1,321	102,127

Pfizer, Inc.	474	15,491

		361,620

Professional Services — 0.1%

Verisk Analytics, Inc.	53	9,010

Road & Rail — 1.3%

CSX Corp.	458	31,921

Kansas City Southern	43	6,348

Lyft, Inc., Class A *	148	4,896

Norfolk Southern Corp. (a)	359	63,011

Union Pacific Corp. (a)	64	10,844

		117,020

Semiconductors & Semiconductor Equipment — 4.9%

Advanced Micro Devices, Inc. * (a)	357	18,792

Analog Devices, Inc. (a)	531	65,137

Applied Materials, Inc.	220	13,271

Intel Corp.	317	18,980

Lam Research Corp.	142	46,091

Microchip Technology, Inc.	174	18,277

Micron Technology, Inc. *	473	24,394

NVIDIA Corp. (a)	166	62,897

NXP Semiconductors NV (Netherlands)	323	36,834

Qorvo, Inc. *	194	21,406

QUALCOMM, Inc.	202	18,400

Texas Instruments, Inc. (a)	668	84,822

		429,301

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 8.8%

Fortinet, Inc. *	46	6,349

Intuit, Inc.	229	67,956

Microsoft Corp. (a)	2,901	590,359

salesforce.com, Inc. * (a)	481	90,108

Workday, Inc., Class A *	73	13,613

		768,385

Specialty Retail — 3.5%

AutoZone, Inc. * (a)	35	39,763

Best Buy Co., Inc. (a)	535	46,718

Home Depot, Inc. (The) (a)	367	91,973

Lowe’s Cos., Inc. (a)	543	73,413

Ross Stores, Inc. (a)	255	21,718

TJX Cos., Inc. (The)	691	34,960

		308,545

Technology Hardware, Storage & Peripherals — 6.4%

Apple, Inc. (a)	1,474	537,797

HP, Inc.	1,088	18,960

		556,757

Textiles, Apparel & Luxury Goods — 0.7%

Carter’s, Inc.	51	4,082

NIKE, Inc., Class B	495	48,486

Ralph Lauren Corp.	115	8,343

		60,911

Tobacco — 1.3%

Altria Group, Inc. (a)	1,266	49,704

Philip Morris International, Inc.	888	62,185

		111,889

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	501	52,176

Total Common Stocks (Cost $6,836,961)		8,339,156

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 3.4%

Put Options Purchased — 3.4%

Index Funds — 3.4%

S&P 500 Index 9/30/2020 at USD 2,930.00, European Style Notional Amount: USD 8,539,749 Exchange-Traded *	27,545	298,312

Total Options Purchased (Cost $309,275)		298,312

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 * (Cost $2,307)	481	81

	SHARES (000)
Short-Term Investments — 5.2%

Investment Companies — 5.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.06% (c) (d) (Cost $456,381)	456,381	456,381

Total Investments — 104.0% (Cost $7,604,924)		9,093,930
Liabilities in Excess of Other Assets — (4.0)%		(352,338)

NET ASSETS — 100.0%		8,741,592

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
S&P 500 E-Mini Index	1,049	09/2020	USD	161,769	1,680

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Written Call Options Contracts as of June 30, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	27,545	USD 8,539,749	USD 3,230.00	9/30/2020	(219,672)

Written Put Options Contracts as of June 30, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	27,545	USD 8,539,749	USD 2,465.00	9/30/2020	(85,527)

Total Written Options Contracts (Premiums Received $300,626)						(305,199)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.2%

Aerospace & Defense — 0.2%

TransDigm Group, Inc.	94	41,641

Automobiles — 5.7%

Tesla, Inc. * (a)	1,222	1,319,852

Beverages — 1.2%

Monster Beverage Corp. *	4,118	285,477

Biotechnology — 7.9%

Alnylam Pharmaceuticals, Inc. * (a)	483	71,493

Amgen, Inc.	1,415	333,671

Biogen, Inc. *	309	82,673

BioMarin Pharmaceutical, Inc.*	1,784	220,032

Exact Sciences Corp. * (a)	1,610	139,991

Moderna, Inc. * (a)	1,107	71,106

Regeneron Pharmaceuticals, Inc.*	636	396,578

Sarepta Therapeutics, Inc. * (a)	962	154,279

Seattle Genetics, Inc. * (a)	2,230	378,939

		1,848,762

Capital Markets — 5.6%

Blackstone Group, Inc. (The), Class A (a)	3,179	180,094

Charles Schwab Corp. (The)	4,975	167,847

MarketAxess Holdings, Inc.	979	490,149

Morgan Stanley (a)	1,483	71,605

MSCI, Inc.	313	104,386

S&P Global, Inc. (a)	873	287,702

		1,301,783

Chemicals — 2.1%

Air Products and Chemicals, Inc.	1,115	269,131

Sherwin-Williams Co. (The)	389	224,495

		493,626

Communications Equipment — 0.3%

Arista Networks, Inc. * (a)	285	59,796

Electrical Equipment — 1.7%

Rockwell Automation, Inc. (a)	1,852	394,519

Electronic Equipment, Instruments & Components — 0.6%

Amphenol Corp., Class A	1,401	134,230

Entertainment — 1.3%

Netflix, Inc. *	670	304,786

Equity Real Estate Investment Trusts (REITs) — 1.0%

Equinix, Inc. (a)	327	229,757

Health Care Equipment & Supplies — 3.8%

ABIOMED, Inc. *	343	82,807

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

DexCom, Inc. * (a)	1,357	550,087

Intuitive Surgical, Inc. *	459	261,367

		894,261

Health Care Providers & Services — 0.5%

McKesson Corp.	685	105,139

Health Care Technology — 0.7%

Veeva Systems, Inc., Class A*	687	161,000

Hotels, Restaurants & Leisure — 3.4%

Chipotle Mexican Grill, Inc. * (a)	470	494,399

Las Vegas Sands Corp.	1,995	90,852

Starbucks Corp. (a)	2,809	206,736

		791,987

Industrial Conglomerates — 0.9%

Roper Technologies, Inc. (a)	525	203,875

Interactive Media & Services — 7.7%

Alphabet, Inc., Class C *	548	774,746

Facebook, Inc., Class A *	2,732	620,429

Match Group, Inc. * (a)	2,297	245,926

Snap, Inc., Class A * (a)	5,862	137,694

Twitter, Inc. *	376	11,213

		1,790,008

Internet & Direct Marketing Retail — 9.9%

Alibaba Group Holding Ltd., ADR (China) *	992	213,888

Amazon.com, Inc. *	443	1,222,448

Booking Holdings, Inc. *	165	263,373

Grubhub, Inc. * (a)	1,101	77,414

MercadoLibre, Inc. (Argentina) *	451	444,587

Wayfair, Inc., Class A * (a)	411	81,277

		2,302,987

IT Services — 6.7%

FleetCor Technologies, Inc. *	316	79,383

Mastercard, Inc., Class A	1,939	573,362

PayPal Holdings, Inc. *	3,844	669,714

Shopify, Inc., Class A (Canada) *	172	163,073

Square, Inc., Class A * (a)	723	75,840

		1,561,372

Life Sciences Tools & Services — 1.5%

Illumina, Inc. *	320	118,429

Thermo Fisher Scientific, Inc.	640	231,847

		350,276

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Oil, Gas & Consumable Fuels — 0.3%

Phillips 66	1,052	75,610

Personal Products — 0.4%

Estee Lauder Cos., Inc. (The), Class A	499	94,076

Professional Services — 0.7%

CoStar Group, Inc. *	215	152,865

Road & Rail — 1.3%

Lyft, Inc., Class A * (a)	3,470	114,553

Norfolk Southern Corp.	1,122	196,972

		311,525

Semiconductors & Semiconductor Equipment — 9.2%

Advanced Micro Devices, Inc. *	8,849	465,556

ASML Holding NV (Registered), NYRS (Netherlands) (a)	985	362,399

Lam Research Corp.	640	207,111

NVIDIA Corp.	1,601	608,224

QUALCOMM, Inc.	1,684	153,607

Texas Instruments, Inc.	2,743	348,253

		2,145,150

Software — 10.6%

Atlassian Corp. plc, Class A *	862	155,411

Microsoft Corp.	6,845	1,393,005

ServiceNow, Inc. *	594	240,464

SS&C Technologies Holdings, Inc.	1,988	112,254

Synopsys, Inc. *	1,865	363,596

Trade Desk, Inc. (The), Class A * (a)	474	192,681

		2,457,411

Specialty Retail — 1.9%

Home Depot, Inc. (The)	1,458	365,153

Ross Stores, Inc.	835	71,182

		436,335

Technology Hardware, Storage & Peripherals — 6.9%

Apple, Inc. (a)	4,406	1,607,205

Textiles, Apparel & Luxury Goods — 1.2%

Lululemon Athletica, Inc. *	921	287,330

Total Common Stocks (Cost $11,896,273)		22,142,641

Short-Term Investments — 9.8%

Investment Companies — 4.7%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $1,083,765)	1,083,387	1,084,362

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 5.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	1,102,458	1,102,899

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	96,805	96,805

Total Investment of Cash Collateral from Securities Loaned (Cost $1,199,665)		1,199,704

Total Short-Term Investments (Cost $2,283,430)		2,284,066

Total Investments — 105.0% (Cost $14,179,703)		24,426,707
Liabilities in Excess of Other Assets — (5.0)%		(1,161,541)

NET ASSETS — 100.0%		23,265,166

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $1,215,560,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Aerospace & Defense — 3.1%

General Dynamics Corp.	82	12,316

Howmet Aerospace, Inc.	549	8,700

Raytheon Technologies Corp.	175	10,777

Spirit AeroSystems Holdings, Inc., Class A (a)	321	7,685

		39,478

Airlines — 0.5%

Southwest Airlines Co.	203	6,928

Auto Components — 1.9%

Aptiv plc	66	5,135

Autoliv, Inc. (Sweden) (a)	298	19,224

		24,359

Automobiles — 3.0%

Ford Motor Co.	806	4,903

General Motors Co.	1,288	32,597

		37,500

Banks — 10.8%

Bank of America Corp.	1,508	35,813

Citigroup, Inc.	829	42,375

Citizens Financial Group, Inc. (a)	279	7,029

East West Bancorp, Inc.	153	5,548

Regions Financial Corp. (a)	571	6,351

Wells Fargo & Co.	1,492	38,200

		135,316

Biotechnology — 2.5%

AbbVie, Inc.	65	6,382

Alexion Pharmaceuticals, Inc. *	159	17,879

Biogen, Inc. *	28	7,545

		31,806

Building Products — 4.0%

Carrier Global Corp.	419	9,312

Owens Corning	453	25,277

Trane Technologies plc	176	15,678

		50,267

Capital Markets — 3.2%

Invesco Ltd.	466	5,012

Morgan Stanley	735	35,476

		40,488

Chemicals — 9.6%

Celanese Corp.	209	18,002

CF Industries Holdings, Inc.	296	8,327

DuPont de Nemours, Inc.	424	22,543

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Eastman Chemical Co.	223	15,551

FMC Corp.	503	50,060

Westlake Chemical Corp. (a)	120	6,443

		120,926

Containers & Packaging — 0.5%

International Paper Co. (a)	177	6,232

Electric Utilities — 0.5%

Entergy Corp.	72	6,736

Electrical Equipment — 0.5%

Sensata Technologies Holding plc *	168	6,243

Equity Real Estate Investment Trusts (REITs) — 5.8%

Realty Income Corp.	230	13,709

Ventas, Inc.	704	25,784

VEREIT, Inc.	1,206	7,751

Weingarten Realty Investors	697	13,196

Welltower, Inc.	246	12,715

		73,155

Food & Staples Retailing — 2.5%

US Foods Holding Corp. *	1,582	31,205

Food Products — 2.6%

Lamb Weston Holdings, Inc. (a)	505	32,265

Health Care Equipment & Supplies — 1.4%

Zimmer Biomet Holdings, Inc.	148	17,618

Health Care Providers & Services — 5.8%

Anthem, Inc.	64	16,778

Cigna Corp.	137	25,689

CVS Health Corp.	179	11,630

McKesson Corp.	121	18,579

		72,676

Hotels, Restaurants & Leisure — 2.2%

Darden Restaurants, Inc. (a)	260	19,715

InterContinental Hotels Group plc, ADR (United Kingdom) (a)	172	7,608

		27,323

Household Durables — 0.8%

Whirlpool Corp. (a)	82	10,634

Insurance — 4.3%

American International Group, Inc.	432	13,454

Chubb Ltd.	117	14,803

Hartford Financial Services Group, Inc. (The)	236	9,082

MetLife, Inc.	225	8,224

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Prudential Financial, Inc.	143	8,678

		54,241

Internet & Direct Marketing Retail — 0.4%

Booking Holdings, Inc. *	3	5,095

IT Services — 1.8%

WEX, Inc. *	137	22,672

Machinery — 2.5%

AGCO Corp.	234	12,995

Snap-on, Inc. (a)	54	7,493

Stanley Black & Decker, Inc.	77	10,704

		31,192

Media — 4.4%

Comcast Corp., Class A	1,289	50,238

Discovery, Inc., Class A * (a)	232	4,895

		55,133

Metals & Mining — 0.3%

Alcoa Corp. * (a)	284	3,192

Oil, Gas & Consumable Fuels — 6.6%

Chevron Corp.	69	6,157

Diamondback Energy, Inc.	322	13,458

EOG Resources, Inc.	476	24,093

Parsley Energy, Inc., Class A	1,611	17,209

Pioneer Natural Resources Co.	232	22,637

		83,554

Pharmaceuticals — 4.4%

Bristol-Myers Squibb Co.	534	31,423

Elanco Animal Health, Inc. * (a)	267	5,727

Merck & Co., Inc.	239	18,513

		55,663

Real Estate Management & Development — 1.6%

CBRE Group, Inc., Class A *	167	7,565

Cushman & Wakefield plc * (a)	1,002	12,481

		20,046

Road & Rail — 2.4%

Lyft, Inc., Class A * (a)	348	11,478

Norfolk Southern Corp.	106	18,592

		30,070

Semiconductors & Semiconductor Equipment — 4.3%

Microchip Technology, Inc. (a)	134	14,080

NXP Semiconductors NV (Netherlands)	63	7,139

ON Semiconductor Corp. * (a)	1,673	33,163

		54,382

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 2.7%

AutoNation, Inc. * (a)	296	11,116

Best Buy Co., Inc. (a)	189	16,520

Lowe’s Cos., Inc.	48	6,432

		34,068

Textiles, Apparel & Luxury Goods — 0.1%

Levi Strauss & Co., Class A (a)	138	1,848

Tobacco — 0.9%

Philip Morris International, Inc.	169	11,812

Wireless Telecommunication Services — 0.8%

T-Mobile US, Inc. *	96	9,946

Total Common Stocks (Cost $1,244,175)		1,244,069

	NO. OF RIGHTS (000)
Rights — 0.1%

Pharmaceuticals — 0.1%

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 *	214	767

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 *	96	16

Total Rights (Cost $915)		783

	SHARES (000)
Short-Term Investments — 5.8%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $12,570)	12,558	12,570

Investment of Cash Collateral from Securities Loaned — 4.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (c) (d)	51,684	51,705

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d)	8,693	8,692

Total Investment of Cash Collateral from Securities Loaned (Cost $60,398)		60,397

Total Short-Term Investments (Cost $72,968)		72,967

Total Investments — 104.6% (Cost $1,318,058)		1,317,819
Liabilities in Excess of Other Assets — (4.6)%		(57,822)

NET ASSETS — 100.0%		1,259,997

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Abbreviations

ADR	American Depositary Receipt
CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $59,241,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.0%

Aerospace & Defense — 2.3%

Northrop Grumman Corp.	1,104	339,268

Banks — 4.1%

Huntington Bancshares, Inc.	11,284	101,951

KeyCorp	9,110	110,966

SVB Financial Group *	643	138,481

Truist Financial Corp.	7,102	266,685

		618,083

Beverages — 3.6%

Coca-Cola Co. (The)	4,107	183,511

Constellation Brands, Inc., Class A	2,003	350,479

		533,990

Biotechnology — 3.1%

AbbVie, Inc.	4,178	410,194

Biogen, Inc. *	206	55,001

		465,195

Capital Markets — 2.0%

Ameriprise Financial, Inc.	975	146,226

Morgan Stanley	3,268	157,865

		304,091

Chemicals — 1.2%

Eastman Chemical Co.	2,505	174,443

Containers & Packaging — 1.3%

Crown Holdings, Inc. *	2,966	193,179

Diversified Telecommunication Services — 2.8%

Verizon Communications, Inc.	7,626	420,396

Electric Utilities — 3.7%

NextEra Energy, Inc.	1,479	355,091

Xcel Energy, Inc. (a)	3,184	199,021

		554,112

Electrical Equipment — 2.5%

Eaton Corp. plc	4,197	367,131

Entertainment — 1.8%

Netflix, Inc. *	590	268,620

Equity Real Estate Investment Trusts (REITs) — 2.7%

Prologis, Inc.	4,401	410,725

Health Care Equipment & Supplies — 4.2%

Baxter International, Inc.	2,038	175,500

Boston Scientific Corp. *	9,456	332,013

Intuitive Surgical, Inc. * (a)	212	120,801

		628,314

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 4.9%

Cigna Corp.	1,519	284,989

Quest Diagnostics, Inc.	1,481	168,810

UnitedHealth Group, Inc.	954	281,244

		735,043

Hotels, Restaurants & Leisure — 3.1%

McDonald’s Corp.	1,652	304,747

Yum! Brands, Inc.	1,891	164,317

		469,064

Insurance — 1.9%

Chubb Ltd.	1,182	149,641

Progressive Corp. (The)	1,722	137,984

		287,625

Interactive Media & Services — 5.4%

Alphabet, Inc., Class A *	484	686,454

Facebook, Inc., Class A *	561	127,403

		813,857

Internet & Direct Marketing Retail — 5.9%

Amazon.com, Inc. *	322	887,187

IT Services — 7.9%

Booz Allen Hamilton Holding Corp. (a)	1,028	79,947

FleetCor Technologies, Inc. *	812	204,362

Leidos Holdings, Inc.	2,604	243,924

Mastercard, Inc., Class A	2,182	645,343

		1,173,576

Machinery — 0.8%

Stanley Black & Decker, Inc. (a)	822	114,595

Media — 1.5%

Altice USA, Inc., Class A *	4,306	97,064

Charter Communications, Inc., Class A * (a)	246	125,645

		222,709

Oil, Gas & Consumable Fuels — 1.3%

Diamondback Energy, Inc.	1,206	50,456

Pioneer Natural Resources Co. (a)	1,499	146,467

		196,923

Pharmaceuticals — 2.9%

Bristol-Myers Squibb Co.	3,670	215,812

Eli Lilly and Co.	1,324	217,343

		433,155

Road & Rail — 2.5%

Norfolk Southern Corp.	2,157	378,751

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 9.3%

Advanced Micro Devices, Inc. *	1,488	78,272

Analog Devices, Inc.	1,985	243,446

ASML Holding NV (Registered), NYRS (Netherlands)	754	277,467

NXP Semiconductors NV (Netherlands)	1,571	179,176

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	5,058	287,146

Texas Instruments, Inc.	2,423	307,619

		1,373,126

Software — 10.0%

Microsoft Corp.	5,542	1,127,756

salesforce.com, Inc. *	1,901	356,199

		1,483,955

Specialty Retail — 2.9%

O’Reilly Automotive, Inc. *	732	308,813

Ross Stores, Inc.	1,420	121,082

		429,895

Technology Hardware, Storage & Peripherals — 4.4%

Apple, Inc.	1,821	664,203

Total Common Stocks (Cost $10,549,672)		14,941,211

Short-Term Investments — 0.4%

Investment Companies — 0.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c)(Cost $41,341)	41,304	41,341

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	1,073	1,074

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	12,605	12,605

Total Investment of Cash Collateral from Securities Loaned (Cost $13,679)		13,679

Total Short-Term Investments (Cost $55,020)		55,020

Total Investments — 100.4% (Cost $10,604,692)		14,996,231
Liabilities in Excess of Other Assets — (0.4)%		(57,469)

NET ASSETS — 100.0%		14,938,762

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $13,372,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 129.5%
Common Stocks — 128.3%

Aerospace & Defense — 2.3%

Northrop Grumman Corp. (a)	131	40,267

Raytheon Technologies Corp.	490	30,211

		70,478

Auto Components — 0.6%

Aptiv plc	56	4,340

BorgWarner, Inc.	150	5,302

Magna International, Inc. (Canada)	189	8,416

		18,058

Banks — 3.4%

Bank of America Corp. (a)	1,210	28,736

Citigroup, Inc.	873	44,598

First Republic Bank	122	12,958

SVB Financial Group *	59	12,616

Truist Financial Corp.	127	4,779

		103,687

Beverages — 1.8%

Coca-Cola Co. (The) (a)	628	28,037

PepsiCo, Inc. (a)	203	26,893

		54,930

Biotechnology — 4.0%

AbbVie, Inc.	641	62,946

Alexion Pharmaceuticals, Inc. *	114	12,812

Amgen, Inc.	35	8,371

Biogen, Inc. *	48	12,862

Regeneron Pharmaceuticals, Inc. *	18	11,219

Vertex Pharmaceuticals, Inc. *	53	15,282

		123,492

Building Products — 1.7%

Carrier Global Corp.	317	7,034

Masco Corp.	259	12,982

Trane Technologies plc	368	32,705

		52,721

Capital Markets — 3.1%

BlackRock, Inc. (a)	52	28,262

Morgan Stanley (a)	1,037	50,109

State Street Corp.	239	15,201

		93,572

Chemicals — 4.3%

Air Products and Chemicals, Inc.	141	34,038

Celanese Corp.	169	14,565

DuPont de Nemours, Inc.	58	3,071

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Eastman Chemical Co.	145	10,085

FMC Corp.	248	24,738

Linde plc (United Kingdom)	207	43,812

		130,309

Commercial Services & Supplies — 0.2%

Waste Management, Inc.	59	6,280

Consumer Finance — 0.8%

American Express Co.	257	24,452

Diversified Financial Services — 0.4%

Voya Financial, Inc.	281	13,093

Diversified Telecommunication Services — 0.5%

Verizon Communications, Inc.	293	16,163

Electric Utilities — 3.7%

Entergy Corp.	180	16,870

Evergy, Inc.	175	10,403

FirstEnergy Corp.	130	5,026

NextEra Energy, Inc. (a)	228	54,652

Xcel Energy, Inc.	416	26,015

		112,966

Electrical Equipment — 0.9%

AMETEK, Inc.	77	6,864

Eaton Corp. plc	210	18,381

Sensata Technologies Holding plc *	75	2,776

		28,021

Electronic Equipment, Instruments & Components — 0.2%

TE Connectivity Ltd.	67	5,451

Energy Equipment & Services — 0.2%

Baker Hughes Co.	327	5,029

Entertainment — 2.0%

Electronic Arts, Inc. *	86	11,422

Netflix, Inc. * (a)	87	39,789

Warner Music Group Corp., Class A *	334	9,862

		61,073

Equity Real Estate Investment Trusts (REITs) — 4.6%

Brixmor Property Group, Inc.	485	6,224

Equinix, Inc.	31	22,022

Equity LifeStyle Properties, Inc.	193	12,042

JBG SMITH Properties	68	2,010

Prologis, Inc.	404	37,715

Realty Income Corp.	129	7,669

SBA Communications Corp.	81	24,085

Ventas, Inc.	582	21,310

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

WP Carey, Inc.	89	6,007

		139,084

Food & Staples Retailing — 0.6%

Albertsons Cos., Inc., Class A *	457	7,199

Costco Wholesale Corp.	37	11,232

		18,431

Food Products — 0.7%

Conagra Brands, Inc.	139	4,902

Mondelez International, Inc., Class A (a)	335	17,135

		22,037

Health Care Equipment & Supplies — 3.4%

Baxter International, Inc.	256	22,025

Boston Scientific Corp. * (a)	936	32,880

Medtronic plc	108	9,946

Zimmer Biomet Holdings, Inc. (a)	326	38,947

		103,798

Health Care Providers & Services — 4.0%

Cigna Corp. (a)	281	52,702

HCA Healthcare, Inc.	32	3,125

McKesson Corp.	168	25,844

UnitedHealth Group, Inc. (a)	140	41,421

		123,092

Hotels, Restaurants & Leisure — 1.7%

Las Vegas Sands Corp.	311	14,150

McDonald’s Corp.	56	10,280

Yum! Brands, Inc.	330	28,710

		53,140

Household Durables — 0.5%

Lennar Corp., Class A	271	16,674

Household Products — 1.9%

Kimberly-Clark Corp.	22	3,097

Procter & Gamble Co. (The)	469	56,088

		59,185

Industrial Conglomerates — 1.3%

Honeywell International, Inc. (a)	279	40,341

Insurance — 1.4%

Arthur J Gallagher & Co.	121	11,795

Chubb Ltd.	134	17,005

Progressive Corp. (The)	189	15,166

		43,966

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 5.7%

Alphabet, Inc., Class A * (a)	56	79,970

Alphabet, Inc., Class C * (a)	29	40,613

Facebook, Inc., Class A * (a)	235	53,376

		173,959

Internet & Direct Marketing Retail — 6.8%

Amazon.com, Inc. * (a)	69	190,557

Booking Holdings, Inc. *	10	15,984

		206,541

IT Services — 11.1%

Automatic Data Processing, Inc. (a)	177	26,425

Booz Allen Hamilton Holding Corp.	75	5,850

Fidelity National Information Services, Inc.	326	43,671

Fiserv, Inc. * (a)	284	27,757

Leidos Holdings, Inc.	363	34,005

Mastercard, Inc., Class A (a)	273	80,638

PayPal Holdings, Inc. *	498	86,813

WEX, Inc. *	202	33,278

		338,437

Life Sciences Tools & Services — 1.7%

Thermo Fisher Scientific, Inc.	146	52,851

Machinery — 1.9%

Parker-Hannifin Corp.	129	23,623

Snap-on, Inc.	36	4,955

Stanley Black & Decker, Inc.	218	30,319

		58,897

Media — 2.7%

Charter Communications, Inc., Class A * (a)	62	31,674

Comcast Corp., Class A (a)	773	30,141

Discovery, Inc., Class A *	819	17,277

Discovery, Inc., Class C *	227	4,376

		83,468

Multiline Retail — 0.5%

Dollar Tree, Inc. *	149	13,796

Multi-Utilities — 0.2%

CenterPoint Energy, Inc.	252	4,706

Oil, Gas & Consumable Fuels — 4.3%

Cheniere Energy, Inc. *	104	5,005

Chevron Corp.	222	19,805

ConocoPhillips	409	17,190

Diamondback Energy, Inc.	572	23,938

Marathon Petroleum Corp. (a)	221	8,243

Parsley Energy, Inc., Class A	509	5,432

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Oil, Gas & Consumable Fuels — continued

Phillips 66	101	7,294

Pioneer Natural Resources Co. (a)	214	20,935

TC Energy Corp. (Canada)	207	8,887

Williams Cos., Inc. (The)	745	14,174

		130,903

Pharmaceuticals — 4.1%

Bristol-Myers Squibb Co. (a)	693	40,720

Elanco Animal Health, Inc. *	135	2,890

Eli Lilly and Co.	243	39,973

Johnson & Johnson	114	15,968

Merck & Co., Inc.	323	24,963

		124,514

Road & Rail — 3.5%

CSX Corp.	228	15,915

Kansas City Southern	21	3,073

Lyft, Inc., Class A *	508	16,778

Norfolk Southern Corp. (a)	280	49,171

Union Pacific Corp. (a)	123	20,722

		105,659

Semiconductors & Semiconductor Equipment — 9.4%

Advanced Micro Devices, Inc. *	126	6,619

Analog Devices, Inc. (a)	274	33,602

ASML Holding NV (Registered), NYRS (Netherlands)	148	54,448

KLA Corp.	36	7,094

Lam Research Corp.	81	26,079

Micron Technology, Inc. *	147	7,595

NVIDIA Corp. (a)	74	27,947

NXP Semiconductors NV (Netherlands)	344	39,240

ON Semiconductor Corp. *	258	5,122

Qorvo, Inc. *	69	7,634

Skyworks Solutions, Inc.	16	2,105

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	528	29,953

Texas Instruments, Inc. (a)	279	35,442

Xilinx, Inc.	39	3,867

		286,747

Software — 11.8%

Ceridian HCM Holding, Inc. *	169	13,405

Intuit, Inc.	40	11,919

Microsoft Corp. (a)	1,124	228,802

Paylocity Holding Corp. *	146	21,295

salesforce.com, Inc. * (a)	259	48,471

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

ServiceNow, Inc. *	31	12,365

Workday, Inc., Class A *	109	20,441

		356,698

Specialty Retail — 5.9%

AutoZone, Inc. * (a)	13	14,535

Best Buy Co., Inc.	195	17,004

Home Depot, Inc. (The) (a)	171	42,888

Lowe’s Cos., Inc.	364	49,165

O’Reilly Automotive, Inc. *	100	42,068

TJX Cos., Inc. (The)	265	13,410

		179,070

Technology Hardware, Storage & Peripherals — 6.2%

Apple, Inc. (a)	517	188,420

Textiles, Apparel & Luxury Goods — 0.4%

NIKE, Inc., Class B	128	12,501

Tobacco — 0.8%

Altria Group, Inc.	310	12,166

Philip Morris International, Inc.	159	11,165

		23,331

Wireless Telecommunication Services — 1.1%

T-Mobile US, Inc. *	325	33,895

Total Common Stocks (Cost $2,450,302)		3,913,916

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 * (Cost $1)	— (c)	— (c)

	SHARES (000)
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (d) (e) (Cost $35,657)	35,630	35,661

Total Long Positions (Cost $2,485,960)		3,949,577

Short Positions — (29.3)%
Common Stocks — (29.3)%

Aerospace & Defense — (0.7)%

Boeing Co. (The)	(30)	(5,545)

HEICO Corp.	(50)	(4,963)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Aerospace & Defense — continued

Huntington Ingalls Industries, Inc.	(18)	(3,195)

Lockheed Martin Corp.	(12)	(4,337)

TransDigm Group, Inc.	(8)	(3,421)

		(21,461)

Air Freight & Logistics — (0.5)%

CH Robinson Worldwide, Inc.	(117)	(9,247)

Expeditors International of Washington, Inc.	(78)	(5,946)

		(15,193)

Automobiles — (0.2)%

Ford Motor Co.	(964)	(5,860)

Banks — (1.0)%

BancorpSouth Bank	(139)	(3,170)

Bank of Hawaii Corp.	(62)	(3,834)

Commerce Bancshares, Inc.	(165)	(9,818)

M&T Bank Corp.	(61)	(6,357)

Old National Bancorp	(174)	(2,399)

People’s United Financial, Inc.	(407)	(4,705)

		(30,283)

Biotechnology — (0.5)%

Gilead Sciences, Inc.	(203)	(15,589)

Building Products — (0.5)%

Fortune Brands Home & Security, Inc.	(74)	(4,711)

Johnson Controls International plc	(208)	(7,086)

Lennox International, Inc.	(16)	(3,616)

		(15,413)

Capital Markets — (0.7)%

Franklin Resources, Inc.	(256)	(5,360)

Nasdaq, Inc.	(73)	(8,705)

Northern Trust Corp.	(85)	(6,765)

		(20,830)

Chemicals — (0.4)%

Albemarle Corp.	(148)	(11,389)

RPM International, Inc.	(20)	(1,479)

		(12,868)

Commercial Services & Supplies — (0.1)%

Republic Services, Inc.	(35)	(2,883)

Communications Equipment — (1.3)%

Cisco Systems, Inc.	(518)	(24,180)

Juniper Networks, Inc.	(700)	(16,004)

		(40,184)

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — (0.3)%

Martin Marietta Materials, Inc.	(14)	(2,848)

Vulcan Materials Co.	(50)	(5,747)

		(8,595)

Consumer Finance — (0.1)%

Capital One Financial Corp.	(48)	(2,979)

Containers & Packaging — (1.0)%

AptarGroup, Inc.	(27)	(2,971)

Avery Dennison Corp.	(53)	(6,037)

Ball Corp.	(55)	(3,788)

International Paper Co.	(257)	(9,050)

Sealed Air Corp.	(39)	(1,270)

Sonoco Products Co.	(144)	(7,532)

		(30,648)

Diversified Telecommunication Services — (0.6)%

AT&T, Inc.	(465)	(14,062)

CenturyLink, Inc.	(432)	(4,332)

		(18,394)

Electric Utilities — (0.5)%

Exelon Corp.	(163)	(5,927)

Southern Co. (The)	(190)	(9,827)

		(15,754)

Electrical Equipment — (0.4)%

Acuity Brands, Inc.	(77)	(7,419)

Hubbell, Inc.	(29)	(3,586)

		(11,005)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(106)	(6,326)

Energy Equipment & Services — (0.6)%

Halliburton Co.	(845)	(10,967)

Schlumberger Ltd.	(390)	(7,165)

		(18,132)

Entertainment — (1.7)%

Activision Blizzard, Inc.	(76)	(5,754)

Spotify Technology SA *	(87)	(22,388)

Take-Two Interactive Software, Inc. *	(52)	(7,220)

Walt Disney Co. (The)	(143)	(15,991)

		(51,353)

Equity Real Estate Investment Trusts (REITs) — (2.2)%

Crown Castle International Corp.	(38)	(6,291)

Digital Realty Trust, Inc.	(62)	(8,770)

Duke Realty Corp.	(85)	(3,025)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	51

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Equity Residential	(46)	(2,693)

Extra Space Storage, Inc.	(89)	(8,258)

Iron Mountain, Inc.	(379)	(9,894)

National Retail Properties, Inc.	(158)	(5,604)

Public Storage	(31)	(5,880)

Simon Property Group, Inc.	(187)	(12,815)

Vornado Realty Trust	(135)	(5,155)

		(68,385)

Food & Staples Retailing — (0.6)%

Kroger Co. (The)	(436)	(14,773)

Sysco Corp.	(51)	(2,813)

		(17,586)

Food Products — (0.7)%

Campbell Soup Co.	(206)	(10,203)

General Mills, Inc.	(68)	(4,180)

Hershey Co. (The)	(23)	(2,996)

Kellogg Co.	(40)	(2,627)

		(20,006)

Health Care Equipment & Supplies — (0.7)%

Abbott Laboratories	(118)	(10,764)

Dentsply Sirona, Inc.	(33)	(1,457)

Stryker Corp.	(40)	(7,180)

Varian Medical Systems, Inc. *	(24)	(2,974)

		(22,375)

Health Care Providers & Services — (0.7)%

AmerisourceBergen Corp.	(74)	(7,478)

Cardinal Health, Inc.	(56)	(2,935)

Henry Schein, Inc. *	(175)	(10,200)

		(20,613)

Health Care Technology — (0.3)%

Cerner Corp.	(129)	(8,843)

Hotels, Restaurants & Leisure — (0.5)%

Chipotle Mexican Grill, Inc. *	(5)	(4,978)

Starbucks Corp.	(145)	(10,688)

		(15,666)

Household Products — (0.7)%

Clorox Co. (The)	(102)	(22,483)

Industrial Conglomerates — (0.7)%

3M Co.	(91)	(14,130)

General Electric Co.	(1,176)	(8,030)

		(22,160)

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — (0.7)%

Allstate Corp. (The)	(84)	(8,186)

Aon plc, Class A	(25)	(4,725)

Axis Capital Holdings Ltd.	(41)	(1,668)

Globe Life, Inc.	(12)	(918)

Principal Financial Group, Inc.	(75)	(3,114)

Travelers Cos., Inc. (The)	(32)	(3,612)

		(22,223)

Interactive Media & Services — (0.3)%

Twitter, Inc. *	(329)	(9,793)

IT Services — (1.3)%

Accenture plc, Class A	(15)	(3,128)

Alliance Data Systems Corp.	(39)	(1,740)

Jack Henry & Associates, Inc.	(43)	(7,943)

Paychex, Inc.	(145)	(10,996)

Western Union Co. (The)	(676)	(14,607)

		(38,414)

Life Sciences Tools & Services — (0.7)%

Agilent Technologies, Inc.	(102)	(9,013)

Mettler-Toledo International, Inc. *	(4)	(3,576)

Waters Corp. *	(50)	(9,088)

		(21,677)

Machinery — (0.9)%

Caterpillar, Inc.	(79)	(9,999)

Donaldson Co., Inc.	(63)	(2,928)

Illinois Tool Works, Inc.	(70)	(12,313)

PACCAR, Inc.	(42)	(3,156)

		(28,396)

Media — (0.9)%

AMC Networks, Inc., Class A *	(58)	(1,352)

Fox Corp., Class A	(104)	(2,777)

Interpublic Group of Cos., Inc. (The)	(158)	(2,715)

Omnicom Group, Inc.	(168)	(9,187)

Sirius XM Holdings, Inc.	(1,554)	(9,125)

ViacomCBS, Inc.	(92)	(2,145)

		(27,301)

Multiline Retail — (0.4)%

Kohl’s Corp.	(192)	(3,978)

Macy’s, Inc.	(880)	(6,055)

Nordstrom, Inc.	(196)	(3,038)

		(13,071)

Multi-Utilities — (0.6)%

Consolidated Edison, Inc.	(162)	(11,689)

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Multi-Utilities — continued

NiSource, Inc.	(131)	(2,974)

Public Service Enterprise Group, Inc.	(65)	(3,210)

		(17,873)

Oil, Gas & Consumable Fuels — (2.0)%

Apache Corp.	(317)	(4,280)

Devon Energy Corp.	(198)	(2,245)

Enbridge, Inc. (Canada)	(305)	(9,284)

Exxon Mobil Corp.	(222)	(9,929)

Hess Corp.	(163)	(8,469)

HollyFrontier Corp.	(142)	(4,144)

Marathon Oil Corp.	(666)	(4,078)

Noble Energy, Inc.	(246)	(2,204)

Occidental Petroleum Corp.	(730)	(13,354)

Valero Energy Corp.	(36)	(2,105)

		(60,092)

Personal Products — 0.0% (b)

Coty, Inc., Class A	(301)	(1,345)

Pharmaceuticals — (0.1)%

Pfizer, Inc.	(92)	(3,021)

Professional Services — (0.4)%

Robert Half International, Inc.	(226)	(11,942)

Road & Rail — (0.3)%

JB Hunt Transport Services, Inc.	(67)	(8,063)

Werner Enterprises, Inc.	(35)	(1,533)

		(9,596)

Semiconductors & Semiconductor Equipment — (0.3)%

Broadcom, Inc.	(11)	(3,340)

Intel Corp.	(95)	(5,660)

		(9,000)

Software — (0.5)%

Adobe, Inc. *	(15)	(6,733)

Splunk, Inc. *	(39)	(7,831)

		(14,564)

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — (0.1)%

Bed Bath & Beyond, Inc.	(186)	(1,971)

Technology Hardware, Storage & Peripherals — (1.1)%

Hewlett Packard Enterprise Co.	(156)	(1,518)

HP, Inc.	(268)	(4,668)

NetApp, Inc.	(354)	(15,702)

Seagate Technology plc	(108)	(5,208)

Western Digital Corp.	(119)	(5,261)

Xerox Holdings Corp.	(157)	(2,403)

		(34,760)

Textiles, Apparel & Luxury Goods — (0.2)%

Hanesbrands, Inc.	(431)	(4,868)

Trading Companies & Distributors — (0.1)%

Fastenal Co.	(81)	(3,454)

Total Common Stocks (Proceeds $(963,436))		(895,228)

Total Short Positions (Proceeds $(963,436))		(895,228)

Total Investments — 100.2% (Cost $1,522,524)		3,054,349
Liabilities in Excess of Other Assets — (0.2)%		(4,043)

NET ASSETS — 100.0%		3,050,306

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is approximately $1,215,707,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	14	09/2020	USD	2,159	(24)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	53

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 1.3%

General Dynamics Corp.	88	13,193

Northrop Grumman Corp.	60	18,446

Raytheon Technologies Corp.	376	23,146

		54,785

Airlines — 0.3%

Delta Air Lines, Inc.	160	4,478

Southwest Airlines Co.	207	7,073

		11,551

Auto Components — 0.2%

Magna International, Inc. (Canada)	152	6,752

Automobiles — 0.2%

General Motors Co.	293	7,421

Banks — 3.1%

Bank of America Corp.	979	23,257

Citigroup, Inc.	999	51,047

Citizens Financial Group, Inc.	364	9,198

KeyCorp	1,247	15,194

Regions Financial Corp.	963	10,703

Truist Financial Corp.	83	3,124

Wells Fargo & Co.	972	24,886

		137,409

Beverages — 1.2%

Coca-Cola Co. (The)	657	29,365

Constellation Brands, Inc., Class A	127	22,231

		51,596

Biotechnology — 2.9%

AbbVie, Inc.	554	54,396

Alexion Pharmaceuticals, Inc. *	123	13,757

Amgen, Inc.	33	7,754

Biogen, Inc. *	46	12,184

Gilead Sciences, Inc.	21	1,613

Regeneron Pharmaceuticals, Inc. *	32	19,954

Vertex Pharmaceuticals, Inc. *	57	16,602

		126,260

Building Products — 0.8%

Carrier Global Corp.	429	9,522

Masco Corp.	288	14,447

Trane Technologies plc	130	11,533

		35,502

Capital Markets — 3.0%

BlackRock, Inc.	33	18,035

Charles Schwab Corp. (The)	237	8,012

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

CME Group, Inc.	64	10,412

Goldman Sachs Group, Inc. (The)	55	10,900

MarketAxess Holdings, Inc.	13	6,418

Morgan Stanley	582	28,106

MSCI, Inc.	18	6,137

S&P Global, Inc.	86	28,202

State Street Corp.	179	11,400

T. Rowe Price Group, Inc.	34	4,215

		131,837

Chemicals — 1.6%

Air Products and Chemicals, Inc.	36	8,797

Celanese Corp.	115	9,948

Dow, Inc.	223	9,075

DuPont de Nemours, Inc.	131	6,973

Eastman Chemical Co.	248	17,298

Linde plc (United Kingdom)	63	13,451

LyondellBasell Industries NV, Class A	84	5,532

		71,074

Commercial Services & Supplies — 0.1%

Cintas Corp.	18	4,699

Communications Equipment — 0.4%

Cisco Systems, Inc.	312	14,538

Motorola Solutions, Inc.	16	2,306

		16,844

Consumer Finance — 0.6%

American Express Co.	165	15,746

Capital One Financial Corp.	152	9,486

		25,232

Containers & Packaging — 0.6%

Avery Dennison Corp.	83	9,457

Crown Holdings, Inc. *	121	7,881

Packaging Corp. of America	33	3,305

Westrock Co.	147	4,145

		24,788

Diversified Consumer Services — 0.0% (a)

H&R Block, Inc.	66	942

Diversified Financial Services — 1.5%

Berkshire Hathaway, Inc., Class B *	365	65,149

Voya Financial, Inc.	16	752

		65,901

Diversified Telecommunication Services — 1.2%

Verizon Communications, Inc.	937	51,642

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 2.4%

Duke Energy Corp.	119	9,481

Entergy Corp.	249	23,374

FirstEnergy Corp.	276	10,706

NextEra Energy, Inc.	183	44,067

Southern Co. (The)	144	7,454

Xcel Energy, Inc.	124	7,726

		102,808

Electrical Equipment — 0.9%

Eaton Corp. plc	329	28,799

Emerson Electric Co.	177	10,976

		39,775

Electronic Equipment, Instruments & Components — 0.1%

TE Connectivity Ltd.	58	4,733

Entertainment — 1.3%

Electronic Arts, Inc. *	29	3,885

Netflix, Inc. *	112	51,044

		54,929

Equity Real Estate Investment Trusts (REITs) — 1.9%

Equinix, Inc.	33	23,447

Equity LifeStyle Properties, Inc.	69	4,326

Equity Residential	183	10,788

Mid-America Apartment Communities, Inc.	74	8,522

Prologis, Inc.	249	23,280

Realty Income Corp.	35	2,111

Sun Communities, Inc.	23	3,087

UDR, Inc.	49	1,843

Ventas, Inc.	131	4,790

		82,194

Food & Staples Retailing — 0.9%

Costco Wholesale Corp.	104	31,620

Kroger Co. (The)	193	6,548

		38,168

Food Products — 0.7%

Conagra Brands, Inc.	83	2,919

Mondelez International, Inc., Class A	532	27,202

		30,121

Health Care Equipment & Supplies — 2.9%

ABIOMED, Inc. *	7	1,808

Baxter International, Inc.	263	22,634

Becton Dickinson and Co.	10	2,447

Boston Scientific Corp. *	355	12,477

DexCom, Inc. *	12	4,695

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Edwards Lifesciences Corp. *	73	5,078

Intuitive Surgical, Inc. *	13	7,582

Medtronic plc	485	44,482

Zimmer Biomet Holdings, Inc.	219	26,087

		127,290

Health Care Providers & Services — 3.0%

Anthem, Inc.	59	15,520

Cigna Corp.	130	24,455

DaVita, Inc. *	63	5,005

McKesson Corp.	165	25,329

UnitedHealth Group, Inc.	199	58,662

		128,971

Hotels, Restaurants & Leisure — 0.5%

Hilton Worldwide Holdings, Inc.	127	9,361

Yum! Brands, Inc.	145	12,589

		21,950

Household Durables — 0.4%

Lennar Corp., Class A	250	15,391

Household Products — 2.0%

Kimberly-Clark Corp.	142	20,024

Procter & Gamble Co. (The)	547	65,432

		85,456

Industrial Conglomerates — 1.1%

Honeywell International, Inc.	319	46,102

Insurance — 1.9%

Allstate Corp. (The)	257	24,908

American International Group, Inc.	146	4,545

Aon plc, Class A	73	13,990

Arch Capital Group Ltd. *	73	2,089

Everest Re Group Ltd.	7	1,515

Hartford Financial Services Group, Inc. (The)	131	5,032

Marsh & McLennan Cos., Inc.	86	9,190

MetLife, Inc.	53	1,949

Progressive Corp. (The)	270	21,669

		84,887

Interactive Media & Services — 5.6%

Alphabet, Inc., Class A *	56	79,943

Alphabet, Inc., Class C *	50	71,076

Facebook, Inc., Class A *	403	91,475

		242,494

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	55

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — 5.4%

Amazon.com, Inc. *	79	217,834

Booking Holdings, Inc. *	11	18,277

		236,111

IT Services — 6.4%

Accenture plc, Class A	147	31,596

Automatic Data Processing, Inc.	154	22,907

FleetCor Technologies, Inc. *	14	3,628

International Business Machines Corp.	222	26,816

Leidos Holdings, Inc.	160	14,976

Mastercard, Inc., Class A	272	80,388

PayPal Holdings, Inc. *	356	62,107

Visa, Inc., Class A	209	40,348

		282,766

Life Sciences Tools & Services — 1.4%

Illumina, Inc. *	25	9,079

Thermo Fisher Scientific, Inc.	140	50,644

		59,723

Machinery — 1.7%

Cummins, Inc.	119	20,557

Deere & Co.	73	11,408

Parker-Hannifin Corp.	112	20,508

Snap-on, Inc.	39	5,393

Stanley Black & Decker, Inc.	123	17,121

		74,987

Media — 2.3%

Altice USA, Inc., Class A *	176	3,956

Charter Communications, Inc., Class A *	87	44,383

Comcast Corp., Class A	965	37,605

Discovery, Inc., Class A *	358	7,563

Discovery, Inc., Class C *	391	7,539

		101,046

Metals & Mining — 0.2%

Newmont Corp.	133	8,207

Multiline Retail — 0.7%

Dollar Tree, Inc. *	97	8,946

Target Corp.	187	22,480

		31,426

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	187	3,491

CMS Energy Corp.	188	10,957

DTE Energy Co.	66	7,116

Sempra Energy	46	5,426

		26,990

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 2.8%

Cabot Oil & Gas Corp.	80	1,372

Cheniere Energy, Inc. *	102	4,924

Chevron Corp.	432	38,530

Diamondback Energy, Inc.	144	6,025

EOG Resources, Inc.	390	19,772

Exxon Mobil Corp.	197	8,808

Marathon Petroleum Corp.	137	5,127

ONEOK, Inc.	191	6,348

Phillips 66	165	11,870

Pioneer Natural Resources Co.	181	17,724

Williams Cos., Inc. (The)	203	3,862

		124,362

Pharmaceuticals — 4.3%

Bristol-Myers Squibb Co.	740	43,495

Eli Lilly and Co.	254	41,686

Johnson & Johnson	291	40,921

Merck & Co., Inc.	683	52,780

Pfizer, Inc.	245	8,006

		186,888

Professional Services — 0.1%

Verisk Analytics, Inc.	27	4,656

Road & Rail — 1.4%

CSX Corp.	237	16,498

Kansas City Southern	22	3,280

Lyft, Inc., Class A *	77	2,530

Norfolk Southern Corp.	185	32,565

Union Pacific Corp.	33	5,604

		60,477

Semiconductors & Semiconductor Equipment — 5.1%

Advanced Micro Devices, Inc. *	185	9,712

Analog Devices, Inc.	274	33,664

Applied Materials, Inc.	113	6,859

Intel Corp.	164	9,809

Lam Research Corp.	74	23,821

Microchip Technology, Inc.	90	9,445

Micron Technology, Inc. *	245	12,607

NVIDIA Corp.	86	32,505

NXP Semiconductors NV (Netherlands)	167	19,036

Qorvo, Inc. *	100	11,063

QUALCOMM, Inc.	104	9,509

Texas Instruments, Inc.	345	43,836

		221,866

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 9.0%

Fortinet, Inc. *	24	3,281

Intuit, Inc.	119	35,120

Microsoft Corp.	1,499	305,101

salesforce.com, Inc. *	249	46,569

Workday, Inc., Class A *	38	7,035

		397,106

Specialty Retail — 3.7%

AutoZone, Inc. *	18	20,550

Best Buy Co., Inc.	277	24,144

Home Depot, Inc. (The)	190	47,534

Lowe’s Cos., Inc.	281	37,940

Ross Stores, Inc.	132	11,224

TJX Cos., Inc. (The)	357	18,067

		159,459

Technology Hardware, Storage & Peripherals — 6.5%

Apple, Inc.	762	277,937

HP, Inc.	562	9,798

		287,735

Textiles, Apparel & Luxury Goods — 0.7%

Carter’s, Inc.	26	2,109

NIKE, Inc., Class B	256	25,058

Ralph Lauren Corp.	59	4,312

		31,479

Tobacco — 1.3%

Altria Group, Inc.	654	25,687

Philip Morris International, Inc.	459	32,138

		57,825

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	259	26,967

Total Common Stocks (Cost $2,976,403)		4,309,580

	NO. OF RIGHTS (000)
Rights — 0.0% (a)

Wireless Telecommunication Services — 0.0% (a)

T-Mobile US, Inc., expiring 7/27/2020 * (Cost $1,115)	232	39

	SHARES (000)
Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $110,137)	110,045	110,144

Total Investments — 101.3% (Cost $3,087,655)		4,419,763
Liabilities in Excess of Other Assets — (1.3)%		(54,999)

NET ASSETS — 100.0%		4,364,764

Percentages indicated are based on net assets.

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	328	09/2020	USD	50,582	992

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
ASSETS:
Investments in non-affiliates, at value	$81,889		$28,681,470	$188,884
Investments in affiliates, at value	3,216		883,014	5,899
Cash	1		361	2
Receivables:
Investment securities sold	—		—	10,701
Fund shares sold	40		42,691	193
Interest and dividends from non-affiliates	44		51,541	1,298
Dividends from affiliates	—	(a)	11	—	(a)
Securities lending income (See Note 2.B.)	—	(a)	—	—
Other assets	—		168	—

Total Assets	85,190		29,659,256	206,977

LIABILITIES:
Payables:
Distributions	—		—	10
Investment securities purchased	—		50,059	14,200
Fund shares redeemed	10		37,478	906
Accrued liabilities:
Investment advisory fees	8		9,709	9
Administration fees	—		1,242	—
Distribution fees	3		1,597	5
Service fees	12		3,357	37
Custodian and accounting fees	9		173	12
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2	—	(a)
Audit fees	27		27	45
Printing and mailing costs	52		569	4
Registration fees	9		—	16
Other	6		106	3

Total Liabilities	136		104,319	15,247

Net Assets	$85,054		$29,554,937	$191,730

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
NET ASSETS:
Paid-in-Capital	$55,297	$26,551,129	$216,611
Total distributable earnings (loss)	29,757	3,003,808	(24,881)

Total Net Assets	$85,054	$29,554,937	$191,730

Net Assets:
Class A	$5,723	$3,234,850	$12,904
Class C	3,147	1,350,402	4,710
Class I	52,303	10,727,252	173,409
Class R2	—	72,182	—
Class R3	—	170,246	—
Class R4	—	106,277	—
Class R5	—	1,230,147	21
Class R6	23,881	12,663,581	686

Total	$85,054	$29,554,937	$191,730

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	213	199,425	996
Class C	123	85,030	363
Class I	1,910	649,396	13,378
Class R2	—	4,472	—
Class R3	—	10,504	—
Class R4	—	6,438	—
Class R5	—	74,412	2
Class R6	877	766,658	53

Net Asset Value (a):
Class A — Redemption price per share	$26.88	$16.22	$12.96
Class C — Offering price per share (b)	25.63	15.88	12.96
Class I — Offering and redemption price per share	27.38	16.52	12.96
Class R2 — Offering and redemption price per share	—	16.14	—
Class R3 — Offering and redemption price per share	—	16.21	—
Class R4 — Offering and redemption price per share	—	16.51	—
Class R5 — Offering and redemption price per share	—	16.53	12.96
Class R6 — Offering and redemption price per share	27.25	16.52	12.96
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$28.37	$17.12	$13.68

Cost of investments in non-affiliates	$58,592	$24,776,423	$181,141
Cost of investments in affiliates	3,215	882,345	5,899

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$701,191		$8,339,237		$22,142,641
Investments in affiliates, at value	25,234		456,381		1,084,362
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	—		—		1,199,704
Options purchased, at value	—		298,312		—
Cash	10		125		389
Deposits at broker for futures contracts	—		21,442		—
Receivables:
Investment securities sold	—		1,438,064		36,470
Fund shares sold	458		357,447		40,303
Dividends from non-affiliates	893		9,461		2,875
Dividends from affiliates	—	(a)	13		14
Securities lending income (See Note 2.B.)	—		—		2,105
Variation margin on futures contracts	—		3,458		—
Other assets	—		31		138

Total Assets	727,786		10,923,971		24,509,001

LIABILITIES:
Payables:
Investment securities purchased	—		1,867,528		—
Collateral received on securities loaned (See Note 2.B.)	—		—		1,199,704
Fund shares redeemed	337		5,598		32,745
Outstanding options written, at fair value	—		305,199		—
Accrued liabilities:
Investment advisory fees	207		1,587		7,064
Administration fees	25		472		411
Distribution fees	121		246		1,146
Service fees	109		1,457		2,278
Custodian and accounting fees	17		139		103
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	1
Audit fees	26		42		28
Printing and mailing costs	18		90		286
Registration fees	32		—		—
Other	40		21		69

Total Liabilities	932		2,182,379		1,243,835

Net Assets	$726,854		$8,741,592		$23,265,166

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Growth and Income Fund	JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$561,690	$7,976,458	$12,152,998
Total distributable earnings (loss)	165,164	765,134	11,112,168

Total Net Assets	$726,854	$8,741,592	$23,265,166

Net Assets:
Class A	$497,399	$473,314	$3,280,463
Class C	26,487	246,741	701,820
Class I	135,234	7,167,488	7,058,308
Class R2	1,126	—	118,628
Class R3	398	—	90,107
Class R4	1,159	—	64,792
Class R5	83	2,964	781,380
Class R6	64,968	851,085	11,169,668

Total	$726,854	$8,741,592	$23,265,166

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	10,903	21,684	68,286
Class C	652	11,372	19,807
Class I	2,798	327,324	144,303
Class R2	24	—	2,584
Class R3	8	—	1,864
Class R4	24	—	1,326
Class R5	2	135	15,564
Class R6	1,334	38,781	220,494

Net Asset Value (a):
Class A — Redemption price per share	$45.62	$21.83	$48.04
Class C — Offering price per share (b)	40.63	21.70	35.43
Class I — Offering and redemption price per share	48.34	21.90	48.91
Class R2 — Offering and redemption price per share	45.72	—	45.90
Class R3 — Offering and redemption price per share	48.25	—	48.34
Class R4 — Offering and redemption price per share	48.31	—	48.84
Class R5 — Offering and redemption price per share	48.69	21.93	50.20
Class R6 — Offering and redemption price per share	48.70	21.95	50.66
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$48.15	$23.04	$50.70

Cost of investments in non-affiliates	$534,823	$6,839,268	$11,896,273
Cost of investments in affiliates	25,216	456,381	1,083,765
Cost of options purchased	—	309,275	—
Investment securities on loan, at value (See Note 2.B.)	—	—	1,215,560
Cost of investment of cash collateral (See Note 2.B.)	—	—	1,199,665
Premiums received from options written	—	300,626	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$1,244,852		$14,941,211	$3,913,916		$4,309,619
Investments in affiliates, at value	12,570		41,341	35,661		110,144
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	60,397		13,679	—		—
Cash	6		47	23		44
Deposits at broker for futures contracts	—		—	368		9,236
Receivables:
Investment securities sold	2,020		65,587	39,484		10,105
Fund shares sold	676		12,528	697		3,431
Interest and dividends from non-affiliates	2,084		11,462	3,941		4,541
Dividends from affiliates	—	(a)	1	—	(a)	1
Tax reclaims	—		—	6		6
Securities lending income (See Note 2.B.)	26		24	—		—
Variation margin on futures contracts	—		—	26		871

Total Assets	1,322,631		15,085,880	3,994,122		4,447,998

LIABILITIES:
Payables:
Securities sold short, at value	—		—	895,228		—
Dividend expense to non-affiliates on securities sold short	—		—	1,071		—
Investment securities purchased	239		90,961	42,579		76,348
Collateral received on securities loaned (See Note 2.B.)	60,397		13,679	—		—
Fund shares redeemed	1,254		34,853	2,343		5,629
Accrued liabilities:
Investment advisory fees	375		4,634	1,570		714
Administration fees	48		658	146		155
Distribution fees	66		665	117		37
Service fees	78		881	308		62
Custodian and accounting fees	19		122	109		37
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—	(a)	1
Audit fees	27		28	38		29
Printing and mailing costs	78		536	172		154
Registration fees	35		28	96		38
Other	18		72	39		30

Total Liabilities	62,634		147,118	943,816		83,234

Net Assets	$1,259,997		$14,938,762	$3,050,306		$4,364,764

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$1,337,326	$10,151,899	$1,092,254	$3,003,808
Total distributable earnings (loss)	(77,329)	4,786,863	1,958,052	1,360,956

Total Net Assets	$1,259,997	$14,938,762	$3,050,306	$4,364,764

Net Assets:
Class A	$119,402	$1,869,111	$267,701	$183,005
Class C	33,769	274,741	59,105	—
Class I	262,414	1,038,998	2,189,079	204,193
Class L	—	1,309,531	—	391,894
Class R2	17,777	216,689	4,560	—
Class R3	18	117,991	—	—
Class R4	11,823	21,651	—	—
Class R5	18,535	817,671	38,447	—
Class R6	796,259	9,272,379	491,414	3,585,672

Total	$1,259,997	$14,938,762	$3,050,306	$4,364,764

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,384	115,270	10,891	6,893
Class C	2,775	17,611	2,607	—
Class I	21,012	63,841	87,406	7,606
Class L	—	80,324	—	14,625
Class R2	1,410	13,508	194	—
Class R3	1	7,305	—	—
Class R4	929	1,332	—	—
Class R5	1,469	50,136	1,526	—
Class R6	63,531	567,326	19,515	133,743

Net Asset Value (a):
Class A — Redemption price per share	$12.72	$16.22	$24.58	$26.55
Class C — Offering price per share (b)	12.17	15.60	22.67	—
Class I — Offering and redemption price per share	12.49	16.27	25.04	26.85
Class L — Offering and redemption price per share	—	16.30	—	26.80
Class R2 — Offering and redemption price per share	12.61	16.04	23.54	—
Class R3 — Offering and redemption price per share	12.48	16.15	—	—
Class R4 — Offering and redemption price per share	12.73	16.25	—	—
Class R5 — Offering and redemption price per share	12.62	16.31	25.20	—
Class R6 — Offering and redemption price per share	12.53	16.34	25.18	26.81
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.42	$17.12	$25.94	$28.02

Cost of investments in non-affiliates	$1,245,090	$10,549,672	$2,450,303	$2,977,518
Cost of investments in affiliates	12,570	41,341	35,657	110,137
Investment securities on loan, at value (See Note 2.B.)	59,241	13,372	—	—
Cost of investment of cash collateral (See Note 2.B.)	60,398	13,679	—	—
Proceeds from securities sold short	—	—	963,436	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$9	$11,943
Interest income from affiliates	—	(a)	—	—
Dividend income from non-affiliates	1,544		779,142	2,277
Dividend income from affiliates	35		15,227	25
Income from securities lending (net) (See Note 2.B.)	—	(a)	—	—

Total investment income	1,579		794,378	14,245

EXPENSES:
Investment advisory fees	491		112,524	293
Administration fees	72		14,360	88
Distribution fees:
Class A	14		8,521	15
Class C	24		10,928	17
Class R2	—		433	—
Class R3	—		407	—
Service fees:
Class A	14		8,521	15
Class C	8		3,643	6
Class I	155		25,616	271
Class R2	—		216	—
Class R3	—		407	—
Class R4	—		231	—
Class R5	—		1,423	— (a)
Custodian and accounting fees	23		738	45
Interest expense to affiliates	—	(a)	1	2
Professional fees	55		347	97
Trustees’ and Chief Compliance Officer’s fees	26		126	26
Printing and mailing costs	40		1,631	22
Registration and filing fees	76		1,005	176
Transfer agency fees (See Note 2.J.)	5		864	2
Offering costs (See Note 2.H.)	—		—	5
Other	9		359	10

Total expenses	1,012		192,301	1,090

Less fees waived	(223)		(1,353)	(299)
Less expense reimbursements	—		—	(58)

Net expenses	789		190,948	733

Net investment income (loss)	790		603,430	13,512

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	11,965		(525,415)	(29,238)
Investments in affiliates	(2)		164	— (a)

Net realized gain (loss)	11,963		(525,251)	(29,238)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(8,471)		(2,031,491)	4,460
Investments in affiliates	1		588	— (a)

Change in net unrealized appreciation/depreciation	(8,470)		(2,030,903)	4,460

Net realized/unrealized gains (losses)	3,493		(2,556,154)	(24,778)

Change in net assets resulting from operations	$4,283		$(1,952,724)	$(11,266)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Growth and Income Fund	JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$58	$12
Interest income from affiliates	— (a)	—	— (a)
Dividend income from non-affiliates	17,415	131,924	143,212
Dividend income from affiliates	287	1,628	8,356
Non-cash dividend income from non-affiliates	—	9,811	—
Income from securities lending (net) (See Note 2.B.)	— (a)	—	9,815

Total investment income	17,702	143,421	161,395

EXPENSES:
Investment advisory fees	2,780	16,376	80,645
Administration fees	521	4,913	11,495
Distribution fees:
Class A	1,278	1,037	6,695
Class C	207	1,468	4,137
Class R2	3	—	604
Class R3	— (a)	—	165
Service fees:
Class A	1,278	1,037	6,695
Class C	69	489	1,379
Class I	258	13,347	12,683
Class R2	1	—	302
Class R3	— (a)	—	165
Class R4	1	—	68
Class R5	— (a)	2	713
Custodian and accounting fees	41	354	442
Interest expense to affiliates	—	7	4
Professional fees	60	147	240
Trustees’ and Chief Compliance Officer’s fees	28	48	88
Printing and mailing costs	51	391	709
Registration and filing fees	125	471	577
Transfer agency fees (See Note 2.J.)	193	125	524
Other	21	103	230

Total expenses	6,915	40,315	128,560

Less fees waived	(780)	(366)	(17,465)
Less expense reimbursements	(8)	(7)	(17)

Net expenses	6,127	39,942	111,078

Net investment income (loss)	11,575	103,479	50,317

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,993	(329,388)	1,883,710
Investments in affiliates	(1)	—	125
Options purchased	—	401,900	—
Futures contracts	—	14,045	—
Options written	—	(556,447)	—

Net realized gain (loss)	1,992	(469,890)	1,883,835

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(46,648)	914,381	3,286,356
Investments in affiliates	17	—	592
Options purchased	—	(9,352)	—
Futures contracts	—	441	—
Options written	—	(3,226)	—

Change in net unrealized appreciation/depreciation	(46,631)	902,244	3,286,948

Net realized/unrealized gains (losses)	(44,639)	432,354	5,170,783

Change in net assets resulting from operations	$(33,064)	$535,833	$5,221,100

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020 (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$43	$32	$29
Interest income from affiliates	—	— (a)	2	— (a)
Dividend income from non-affiliates	32,140	237,219	86,340	86,166
Dividend income from affiliates	480	2,292	988	793
Non-cash dividend income from non-affiliates	—	—	—	4,720
Income from securities lending (net) (See Note 2.B.)	105	201	—	—

Total investment income	32,726	239,755	87,362	91,708

EXPENSES:
Investment advisory fees	5,752	58,661	27,650	11,230
Administration fees	1,079	9,861	3,159	3,369
Distribution fees:
Class A	551	4,221	1,161	472
Class C	340	2,074	629	—
Class R2	100	1,136	25	—
Class R3	— (a)	283	—	—
Service fees:
Class A	551	4,221	1,161	472
Class C	113	691	210	—
Class I	662	2,555	7,354	526
Class L	—	1,423	—	401
Class R2	50	568	12	—
Class R3	— (a)	283	—	—
Class R4	32	55	—	—
Class R5	26	812	83	—
Custodian and accounting fees	56	428	268	142
Interest expense to affiliates	—	2	7	— (a)
Professional fees	68	217	120	112
Trustees’ and Chief Compliance Officer’s fees	31	79	42	43
Printing and mailing costs	103	466	112	52
Registration and filing fees	166	280	191	96
Transfer agency fees (See Note 2.J.)	110	388	109	75
Dividend expense to non-affiliates on securities sold short	—	—	28,761	—
Interest expense to non-affiliates on securities sold short	—	—	5,979	—
Other	25	214	71	77

Total expenses	9,815	88,918	77,104	17,067

Less fees waived	(1,106)	(6,033)	(5,804)	(4,578)
Less expense reimbursements	(18)	(86)	(3)	(34)

Net expenses	8,691	82,799	71,297	12,455

Net investment income (loss)	24,035	156,956	16,065	79,253

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(22,839)	1,059,829	1,393,660	808,278
Investments in affiliates	17	(3)	26	(11)
Futures contracts	—	14,270	(11,552)	878
Securities sold short	—	—	79,467	—

Net realized gain (loss)	(22,822)	1,074,096	1,461,601	809,145

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(109,303)	589,057	(1,035,662)	(499,924)
Investments in affiliates	(2)	(10)	2	3
Futures contracts	—	(142)	132	356
Securities sold short	—	—	(9,577)	—

Change in net unrealized appreciation/depreciation	(109,305)	588,905	(1,045,105)	(499,565)

Net realized/unrealized gains (losses)	(132,127)	1,663,001	416,496	309,580

Change in net assets resulting from operations	$(108,092)	$1,819,957	$432,561	$388,833

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$790	$1,021	$603,430	$417,629
Net realized gain (loss)	11,963	25,683	(525,251)	261,966
Change in net unrealized appreciation/depreciation	(8,470)	(16,976)	(2,030,903)	1,549,963

Change in net assets resulting from operations	4,283	9,728	(1,952,724)	2,229,558

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(962)	(681)	(100,496)	(140,305)
Class C	(540)	(399)	(36,790)	(57,794)
Class I	(10,258)	(14,230)	(324,790)	(356,669)
Class R2	—	—	(2,344)	(3,859)
Class R3	—	—	(4,859)	(5,148)
Class R4	—	—	(2,895)	(1,500)
Class R5	—	—	(46,903)	(59,529)
Class R6 (a)	(4,735)	(2)	(394,174)	(310,524)

Total distributions to shareholders	(16,495)	(15,312)	(913,251)	(935,328)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(9,562)	(140,958)	8,758,465	5,113,722

NET ASSETS:
Change in net assets	(21,774)	(146,542)	5,892,490	6,407,952
Beginning of period	106,828	253,370	23,662,447	17,254,495

End of period	$85,054	$106,828	$29,554,937	$23,662,447

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Growth and Income Fund
	Year Ended June 30, 2020	Period Ended June 30, 2019 (a)	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,512	$3,239	$11,575	$11,130
Net realized gain (loss)	(29,238)	(3,432)	1,992	16,767
Change in net unrealized appreciation/depreciation	4,460	3,283	(46,631)	12,931

Change in net assets resulting from operations	(11,266)	3,090	(33,064)	40,828

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(857)	(2)	(19,342)	(28,923)
Class C	(258)	(1)	(1,019)	(1,489)
Class I	(12,367)	(3,249)	(3,705)	(5,085)
Class R2	—	—	(16)	(6)
Class R3	—	—	(2)	(1)
Class R4	—	—	(12)	(1)
Class R5	(2)	(1)	(3)	(3)
Class R6	(39)	(1)	(2,189)	(2,303)

Total distributions to shareholders	(13,523)	(3,254)	(26,288)	(37,811)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	162,286	54,397	133,703	38,723

NET ASSETS:
Change in net assets	137,497	54,233	74,351	41,740
Beginning of period	54,233	—	652,503	610,763

End of period	$191,730	$54,233	$726,854	$652,503

(a)	Commencement of operations was August 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$103,479	$44,889	$50,317	$9,977
Net realized gain (loss)	(469,890)	(199,259)	1,883,835	2,059,616
Change in net unrealized appreciation/depreciation	902,244	377,249	3,286,948	(142,274)

Change in net assets resulting from operations	535,833	222,879	5,221,100	1,927,319

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,986)	(2,575)	(307,305)	(290,662)
Class C	(836)	(707)	(82,111)	(80,926)
Class I	(62,588)	(36,679)	(568,389)	(537,464)
Class R2	—	—	(16,104)	(19,576)
Class R3	—	—	(7,619)	(2,356)
Class R4	—	—	(2,550)	(823)
Class R5	(32)	(7)	(83,447)	(94,352)
Class R6	(8,633)	(3,472)	(964,234)	(744,597)

Total distributions to shareholders	(76,075)	(43,440)	(2,031,759)	(1,770,756)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,226,028	2,447,975	4,163,215	1,405,460

NET ASSETS:
Change in net assets	3,685,786	2,627,414	7,352,556	1,562,023
Beginning of period	5,055,806	2,428,392	15,912,610	14,350,587

End of period	$8,741,592	$5,055,806	$23,265,166	$15,912,610

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,035	$24,256	$156,956	$163,804
Net realized gain (loss)	(22,822)	(38,069)	1,074,096	1,320,157
Change in net unrealized appreciation/depreciation	(109,305)	29,360	588,905	(180,336)

Change in net assets resulting from operations	(108,092)	15,547	1,819,957	1,303,625

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,660)	(14,350)	(161,648)	(145,610)
Class C	(354)	(4,699)	(26,242)	(34,523)
Class I	(4,022)	(26,304)	(97,817)	(176,401)
Class L	—	—	(142,043)	(197,302)
Class R2	(207)	(1,479)	(21,799)	(28,317)
Class R3 (a)	— (b)	(1)	(11,145)	(10,133)
Class R4 (a)	(193)	(93)	(2,149)	(1,931)
Class R5	(425)	(2,258)	(80,738)	(104,750)
Class R6	(15,475)	(70,128)	(925,117)	(936,749)

Total distributions to shareholders	(23,336)	(119,312)	(1,468,698)	(1,635,716)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(19,703)	(137,459)	286,006	(424,509)

NET ASSETS:
Change in net assets	(151,131)	(241,224)	637,265	(756,600)
Beginning of period	1,411,128	1,652,352	14,301,497	15,058,097

End of period	$1,259,997	$1,411,128	$14,938,762	$14,301,497

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,065	$33,620	$79,253	$100,475
Net realized gain (loss)	1,461,601	962,925	809,145	517,266
Change in net unrealized appreciation/depreciation	(1,045,105)	(561,494)	(499,565)	(24,892)

Change in net assets resulting from operations	432,561	435,051	388,833	592,849

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(110,686)	(96,383)	(21,842)	(27,920)
Class C	(22,436)	(20,837)	—	—
Class I	(858,499)	(784,212)	(23,849)	(27,285)
Class L	—	—	(45,099)	(51,150)
Class R2	(1,126)	(839)	—	—
Class R5	(20,316)	(16,031)	—	—
Class R6	(161,893)	(193,852)	(463,809)	(633,551)

Total distributions to shareholders	(1,174,956)	(1,112,154)	(554,599)	(739,906)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,626,307)	(1,932,512)	(1,284,816)	(774,687)

NET ASSETS:
Change in net assets	(3,368,702)	(2,609,615)	(1,450,582)	(921,744)
Beginning of period	6,419,008	9,028,623	5,815,346	6,737,090

End of period	$3,050,306	$6,419,008	$4,364,764	$5,815,346

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,181	$2,435	$1,164,544	$755,202
Distributions reinvested	962	681	95,360	133,800
Cost of shares redeemed	(2,204)	(1,458)	(977,172)	(824,132)

Change in net assets resulting from Class A capital transactions	$939	$1,658	$282,732	$64,870

Class C
Proceeds from shares issued	$409	$529	$366,152	$284,340
Distributions reinvested	540	399	32,079	51,095
Cost of shares redeemed	(490)	(688)	(334,932)	(286,413)

Change in net assets resulting from Class C capital transactions	$459	$240	$63,299	$49,022

Class I
Proceeds from shares issued	$4,205	$23,367	$5,501,467	$3,482,287
Distributions reinvested	10,183	14,130	291,290	318,091
Cost of shares redeemed	(30,218)	(198,184)	(3,044,873)	(1,602,290)

Change in net assets resulting from Class I capital transactions	$(15,830)	$(160,687)	$2,747,884	$2,198,088

Class R2
Proceeds from shares issued	$—	$—	$23,230	$30,350
Distributions reinvested	—	—	2,243	3,484
Cost of shares redeemed	—	—	(40,287)	(25,985)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(14,814)	$7,849

Class R3
Proceeds from shares issued	$—	$—	$92,006	$64,756
Distributions reinvested	—	—	4,162	4,644
Cost of shares redeemed	—	—	(46,297)	(30,072)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$49,871	$39,328

Class R4
Proceeds from shares issued	$—	$—	$71,534	$57,970
Distributions reinvested	—	—	2,895	1,500
Cost of shares redeemed	—	—	(23,816)	(20,302)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$50,613	$39,168

Class R5
Proceeds from shares issued	$—	$—	$478,990	$460,008
Distributions reinvested	—	—	44,948	55,745
Cost of shares redeemed	—	—	(593,726)	(273,526)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(69,788)	$242,227

Class R6 (a)
Proceeds from shares issued	$7,519	$40,177	$7,465,340	$3,362,596
Subscriptions in-kind (See Note 9)	—	—	48,418	—
Distributions reinvested	4,735	2	377,452	292,441
Cost of shares redeemed	(7,384)	(22,348)	(2,242,542)	(1,127,173)
Redemptions in-kind (See Note 8)	—	—	—	(54,694)

Change in net assets resulting from Class R6 capital transactions	$4,870	$17,831	$5,648,668	$2,473,170

Total change in net assets resulting from capital transactions	$(9,562)	$(140,958)	$8,758,465	$5,113,722

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	79	81	67,608	44,333
Reinvested	35	25	5,373	8,045
Redeemed	(84)	(51)	(57,395)	(48,297)

Change in Class A Shares	30	55	15,586	4,081

Class C
Issued	17	18	21,351	17,076
Reinvested	21	15	1,838	3,143
Redeemed	(21)	(25)	(20,307)	(17,081)

Change in Class C Shares	17	8	2,882	3,138

Class I
Issued	143	726	317,929	201,387
Reinvested	366	511	16,183	18,776
Redeemed	(1,079)	(6,421)	(181,493)	(93,029)

Change in Class I Shares	(570)	(5,184)	152,619	127,134

Class R2
Issued	—	—	1,382	1,779
Reinvested	—	—	126	211
Redeemed	—	—	(2,304)	(1,521)

Change in Class R2 Shares	—	—	(796)	469

Class R3
Issued	—	—	5,236	3,784
Reinvested	—	—	235	280
Redeemed	—	—	(2,666)	(1,796)

Change in Class R3 Shares	—	—	2,805	2,268

Class R4
Issued	—	—	3,947	3,364
Reinvested	—	—	162	88
Redeemed	—	—	(1,344)	(1,151)

Change in Class R4 Shares	—	—	2,765	2,301

Class R5
Issued	—	—	26,787	26,643
Reinvested	—	—	2,489	3,283
Redeemed	—	—	(33,212)	(15,716)

Change in Class R5 Shares	—	—	(3,936)	14,210

Class R6 (a)
Issued	264	1,490	418,476	192,820
Subscriptions in-kind (See Note 9)	—	—	2,637	—
Reinvested	170	— (b)	21,032	17,229
Redeemed	(290)	(757)	(128,412)	(64,768)
Redemptions in-kind (See Note 8)	—	—	—	(3,151)

Change in Class R6 Shares	144	733	313,733	142,130

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.
(b)	Amount rounds to less than one thousand

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund			JPMorgan Growth and Income Fund
	Year Ended June 30, 2020	Period Ended June 30, 2019 (a)		Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,022	$123		$103,634	$48,540
Distributions reinvested	852	2		18,821	28,106
Cost of shares redeemed	(11,252)	—	(b)	(69,860)	(63,999)

Change in net assets resulting from Class A capital transactions	$14,622	$125		$52,595	$12,647

Class C
Proceeds from shares issued	$5,247	$20		$9,193	$8,554
Distributions reinvested	254	1		848	1,282
Cost of shares redeemed	(238)	—		(6,721)	(6,924)

Change in net assets resulting from Class C capital transactions	$5,263	$21		$3,320	$2,912

Class I
Proceeds from shares issued	$165,512	$51,120		$75,806	$37,640
Distributions reinvested	12,358	3,248		3,345	4,589
Cost of shares redeemed	(36,261)	(159)		(33,791)	(26,157)

Change in net assets resulting from Class I capital transactions	$141,609	$54,209		$45,360	$16,072

Class R2
Proceeds from shares issued	$—	$—		$1,202	$66
Distributions reinvested	—	—		16	6
Cost of shares redeemed	—	—		(111)	(3)

Change in net assets resulting from Class R2 capital transactions	$—	$—		$1,107	$69

Class R3
Proceeds from shares issued	$—	$—		$400	$—
Distributions reinvested	—	—		2	1
Cost of shares redeemed	—	—		— (b)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—		$402	$1

Class R4
Proceeds from shares issued	$—	$—		$1,340	$—
Distributions reinvested	—	—		12	1
Cost of shares redeemed	—	—		(38)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—		$1,314	$1

Class R5
Proceeds from shares issued	$—	$20		$71	$30
Distributions reinvested	2	1		3	3
Cost of shares redeemed	—	—		(55)	(3)

Change in net assets resulting from Class R5 capital transactions	$2	$21		$19	$30

Class R6
Proceeds from shares issued	$939	$20		$48,377	$12,212
Distributions reinvested	25	1		2,097	2,197
Cost of shares redeemed	(174)	—		(20,888)	(7,418)

Change in net assets resulting from Class R6 capital transactions	$790	$21		$29,586	$6,991

Total change in net assets resulting from capital transactions	$162,286	$54,397		$133,703	$38,723

(a)	Commencement of operations was August 31, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Equity Premium Income Fund			JPMorgan Growth and Income Fund
	Year Ended June 30, 2020	Period Ended June 30, 2019 (a)		Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,779	8		2,118	987
Reinvested	66	—	(b)	373	606
Redeemed	(857)	—	(b)	(1,432)	(1,316)

Change in Class A Shares	988	8		1,059	277

Class C
Issued	362	1		209	198
Reinvested	19	—	(b)	19	31
Redeemed	(19)	—		(160)	(158)

Change in Class C Shares	362	1		68	71

Class I
Issued	11,688	3,410		1,616	736
Reinvested	917	225		64	93
Redeemed	(2,849)	(11)		(675)	(519)

Change in Class I Shares	9,756	3,624		1,005	310

Class R2
Issued	—	—		24	1
Reinvested	—	—		— (b)	—	(b)
Redeemed	—	—		(2)	—	(b)

Change in Class R2 Shares	—	—		22	1

Class R3
Issued	—	—		7	—
Reinvested	—	—		— (b)	1
Redeemed	—	—		— (b)	—

Change in Class R3 Shares	—	—		7	1

Class R4
Issued	—	—		24	—
Reinvested	—	—		— (b)	1
Redeemed	—	—		(1)	—

Change in Class R4 Shares	—	—		23	1

Class R5
Issued	—	1		2	—	(b)
Reinvested	1	—	(b)	— (b)	—	(b)
Redeemed	—	—		(1)	—	(b)

Change in Class R5 Shares	1	1		1	—	(b)

Class R6
Issued	64	1		915	235
Reinvested	2	—	(b)	39	44
Redeemed	(14)	—		(395)	(144)

Change in Class R6 Shares	52	1		559	135

(a)	Commencement of operations was August 31, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$495,566	$200,515	$1,093,424	$565,602
Distributions reinvested	3,972	2,559	290,772	268,247
Cost of shares redeemed	(348,671)	(196,149)	(1,019,134)	(848,901)

Change in net assets resulting from Class A capital transactions	$150,867	$6,925	$365,062	$(15,052)

Class C
Proceeds from shares issued	$128,940	$98,773	$194,307	$101,496
Distributions reinvested	835	705	64,738	64,190
Cost of shares redeemed	(56,070)	(27,734)	(147,910)	(162,510)

Change in net assets resulting from Class C capital transactions	$73,705	$71,744	$111,135	$3,176

Class I
Proceeds from shares issued	$5,474,198	$3,264,704	$2,721,471	$1,278,824
Distributions reinvested	59,927	34,623	522,530	499,924
Cost of shares redeemed	(2,956,713)	(1,180,493)	(1,843,411)	(1,526,803)

Change in net assets resulting from Class I capital transactions	$2,577,412	$2,118,834	$1,400,590	$251,945

Class R2
Proceeds from shares issued	$—	$—	$36,135	$52,974
Distributions reinvested	—	—	13,984	15,016
Cost of shares redeemed	—	—	(83,183)	(85,360)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(33,064)	$(17,370)

Class R3
Proceeds from shares issued	$—	$—	$51,615	$41,442
Distributions reinvested	—	—	4,020	1,370
Cost of shares redeemed	—	—	(23,556)	(5,767)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$32,079	$37,045

Class R4
Proceeds from shares issued	$—	$—	$49,115	$5,495
Distributions reinvested	—	—	2,550	823
Cost of shares redeemed	—	—	(6,458)	(1,898)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$45,207	$4,420

Class R5
Proceeds from shares issued	$1,405	$1,826	$172,183	$171,763
Distributions reinvested	32	7	78,312	89,822
Cost of shares redeemed	(550)	(105)	(278,117)	(351,362)

Change in net assets resulting from Class R5 capital transactions	$887	$1,728	$(27,622)	$(89,777)

Class R6
Proceeds from shares issued	$755,421	$295,474	$3,367,122	$1,840,965
Distributions reinvested	3,351	978	931,375	723,675
Cost of shares redeemed	(335,615)	(47,708)	(2,028,669)	(1,333,567)

Change in net assets resulting from Class R6 capital transactions	$423,157	$248,744	$2,269,828	$1,231,073

Total change in net assets resulting from capital transactions	$3,226,028	$2,447,975	$4,163,215	$1,405,460

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	23,862	10,234	26,425	14,213
Reinvested	190	131	7,477	7,726
Redeemed	(17,011)	(10,028)	(24,532)	(21,501)

Change in Class A Shares	7,041	337	9,370	438

Class C
Issued	6,200	5,092	6,347	3,322
Reinvested	40	37	2,250	2,388
Redeemed	(2,757)	(1,432)	(4,817)	(5,303)

Change in Class C Shares	3,483	3,697	3,780	407

Class I
Issued	261,714	166,589	64,836	31,957
Reinvested	2,858	1,758	13,208	14,219
Redeemed	(145,069)	(60,565)	(44,234)	(38,672)

Change in Class I Shares	119,503	107,782	33,810	7,504

Class R2
Issued	—	—	906	1,393
Reinvested	—	—	376	449
Redeemed	—	—	(2,121)	(2,227)

Change in Class R2 Shares	—	—	(839)	(385)

Class R3
Issued	—	—	1,251	1,026
Reinvested	—	—	103	39
Redeemed	—	—	(568)	(148)

Change in Class R3 Shares	—	—	786	917

Class R4
Issued	—	—	1,166	139
Reinvested	—	—	64	23
Redeemed	—	—	(157)	(47)

Change in Class R4 Shares	—	—	1,073	115

Class R5
Issued	66	92	3,989	4,109
Reinvested	2	— (a)	1,927	2,499
Redeemed	(26)	(5)	(6,525)	(8,504)

Change in Class R5 Shares	42	87	(609)	(1,896)

Class R6
Issued	36,462	15,045	77,205	44,475
Reinvested	159	49	22,702	19,983
Redeemed	(16,768)	(2,420)	(47,053)	(32,490)

Change in Class R6 Shares	19,853	12,674	52,854	31,968

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$138,275	$38,199	$715,588	$668,701
Distributions reinvested	2,618	13,929	154,154	132,720
Cost of shares redeemed	(156,095)	(120,946)	(605,447)	(561,909)

Change in net assets resulting from Class A capital transactions	$(15,202)	$(68,818)	$264,295	$239,512

Class C
Proceeds from shares issued	$3,402	$12,245	$40,488	$47,501
Distributions reinvested	344	4,589	24,891	32,837
Cost of shares redeemed	(20,436)	(26,332)	(84,646)	(81,416)

Change in net assets resulting from Class C capital transactions	$(16,690)	$(9,498)	$(19,267)	$(1,078)

Class I
Proceeds from shares issued	$187,035	$180,351	$295,219	$408,617
Distributions reinvested	4,008	26,175	94,363	171,208
Cost of shares redeemed	(206,607)	(258,184)	(492,924)	(922,817)

Change in net assets resulting from Class I capital transactions	$(15,564)	$(51,658)	$(103,342)	$(342,992)

Class L
Proceeds from shares issued	$—	$—	$269,061	$340,083
Distributions reinvested	—	—	124,874	166,869
Cost of shares redeemed	—	—	(663,087)	(575,141)

Change in net assets resulting from Class L capital transactions	$—	$—	$(269,152)	$(68,189)

Class R2
Proceeds from shares issued	$4,111	$9,456	$28,578	$31,183
Distributions reinvested	196	1,316	21,162	26,663
Cost of shares redeemed	(6,217)	(4,971)	(82,008)	(72,348)

Change in net assets resulting from Class R2 capital transactions	$(1,910)	$5,801	$(32,268)	$(14,502)

Class R3 (a)
Proceeds from shares issued	$— (b)	$20	$27,510	$53,558
Distributions reinvested	— (b)	1	10,063	9,047
Cost of shares redeemed	— (b)	—	(33,612)	(9,993)

Change in net assets resulting from Class R3 capital transactions	$— (b)	$21	$3,961	$52,612

Class R4 (a)
Proceeds from shares issued	$1,815	$13,825	$4,496	$17,146
Distributions reinvested	192	93	2,149	1,931
Cost of shares redeemed	(3,474)	(1,201)	(8,139)	(6,325)

Change in net assets resulting from Class R4 capital transactions	$(1,467)	$12,717	$(1,494)	$12,752

Class R5
Proceeds from shares issued	$7,109	$20,278	$78,859	$73,209
Distributions reinvested	420	2,241	73,591	94,444
Cost of shares redeemed	(17,058)	(13,694)	(194,808)	(236,756)

Change in net assets resulting from Class R5 capital transactions	$(9,529)	$8,825	$(42,358)	$(69,103)

Class R6
Proceeds from shares issued	$166,602	$325,810	$1,785,782	$1,335,233
Subscriptions in-kind (See Note 9)	—	—	45,414	—
Distributions reinvested	15,432	69,882	919,240	934,866
Cost of shares redeemed	(141,375)	(430,541)	(2,264,805)	(2,503,620)

Change in net assets resulting from Class R6 capital transactions	$40,659	$(34,849)	$485,631	$(233,521)

Total change in net assets resulting from capital transactions	$(19,703)	$(137,459)	$286,006	$(424,509)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	10,104	2,636	46,733	43,450
Reinvested	196	1,057	9,829	9,250
Redeemed	(11,819)	(8,443)	(39,445)	(35,922)

Change in Class A Shares	(1,519)	(4,750)	17,117	16,778

Class C
Issued	262	893	2,740	3,118
Reinvested	26	365	1,647	2,381
Redeemed	(1,590)	(1,966)	(5,697)	(5,483)

Change in Class C Shares	(1,302)	(708)	(1,310)	16

Class I
Issued	14,482	12,677	18,972	26,279
Reinvested	306	2,016	5,999	11,895
Redeemed	(15,555)	(18,372)	(31,630)	(59,810)

Change in Class I Shares	(767)	(3,679)	(6,659)	(21,636)

Class L
Issued	—	—	17,663	21,487
Reinvested	—	—	7,922	11,566
Redeemed	—	—	(42,694)	(37,224)

Change in Class L Shares	—	—	(17,109)	(4,171)

Class R2
Issued	326	652	1,874	2,018
Reinvested	15	101	1,363	1,883
Redeemed	(468)	(353)	(5,292)	(4,597)

Change in Class R2 Shares	(127)	400	(2,055)	(696)

Class R3 (a)
Issued	— (b)	1	1,723	3,354
Reinvested	— (b)	— (b)	644	633
Redeemed	— (b)	—	(2,144)	(643)

Change in Class R3 Shares	— (b)	1	223	3,344

Class R4 (a)
Issued	134	1,113	290	1,067
Reinvested	14	7	137	134
Redeemed	(250)	(89)	(534)	(400)

Change in Class R4 Shares	(102)	1,031	(107)	801

Class R5
Issued	542	1,415	5,056	4,699
Reinvested	32	170	4,669	6,538
Redeemed	(1,286)	(950)	(12,468)	(15,115)

Change in Class R5 Shares	(712)	635	(2,743)	(3,878)

Class R6
Issued	12,775	22,094	113,479	85,926
Subscriptions in-kind (See Note 9)	—	—	2,771	—
Reinvested	1,189	5,350	58,213	64,491
Redeemed	(10,425)	(29,764)	(143,075)	(154,015)

Change in Class R6 Shares	3,539	(2,320)	31,388	(3,598)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$82,531	$135,379	$56,324	$34,397
Distributions reinvested	107,818	94,468	21,732	27,797
Cost of shares redeemed	(536,310)	(275,160)	(97,073)	(123,985)

Change in net assets resulting from Class A capital transactions	$(345,961)	$(45,313)	$(19,017)	$(61,791)

Class C
Proceeds from shares issued	$7,465	$12,993	$—	$—
Distributions reinvested	19,111	17,995	—	—
Cost of shares redeemed	(60,945)	(67,277)	—	—

Change in net assets resulting from Class C capital transactions	$(34,369)	$(36,289)	$—	$—

Class I
Proceeds from shares issued	$542,564	$888,442	$49,261	$56,824
Distributions reinvested	811,087	739,627	23,349	26,614
Cost of shares redeemed	(3,344,154)	(2,590,860)	(94,822)	(115,409)

Change in net assets resulting from Class I capital transactions	$(1,990,503)	$(962,791)	$(22,212)	$(31,971)

Class L
Proceeds from shares issued	$—	$—	$76,268	$60,334
Distributions reinvested	—	—	26,507	32,173
Cost of shares redeemed	—	—	(125,628)	(138,095)

Change in net assets resulting from Class L capital transactions	$—	$—	$(22,853)	$(45,588)

Class R2
Proceeds from shares issued	$1,116	$946	$—	$—
Distributions reinvested	808	532	—	—
Cost of shares redeemed	(1,967)	(2,235)	—	—

Change in net assets resulting from Class R2 capital transactions	$(43)	$(757)	$—	$—

Class R5
Proceeds from shares issued	$15,058	$22,201	$—	$—
Distributions reinvested	20,259	15,977	—	—
Cost of shares redeemed	(84,259)	(57,731)	—	—

Change in net assets resulting from Class R5 capital transactions	$(48,942)	$(19,553)	$—	$—

Class R6
Proceeds from shares issued	$91,207	$38,738	$898,953	$253,929
Distributions reinvested	113,531	166,828	462,987	633,410
Cost of shares redeemed	(411,227)	(1,073,375)	(1,245,965)	(1,522,676)
Redemptions in-kind (See Note 8)	—	—	(1,336,709)	—

Change in net assets resulting from Class R6 capital transactions	$(206,489)	$(867,809)	$(1,220,734)	$(635,337)

Total change in net assets resulting from capital transactions	$(2,626,307)	$(1,932,512)	$(1,284,816)	$(774,687)

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	3,532	4,895	2,164	1,253
Reinvested	4,576	3,825	890	1,116
Redeemed	(21,865)	(9,740)	(3,751)	(4,605)

Change in Class A Shares	(13,757)	(1,020)	(697)	(2,236)

Class C
Issued	340	506	—	—
Reinvested	873	773	—	—
Redeemed	(2,792)	(2,631)	—	—

Change in Class C Shares	(1,579)	(1,352)	—	—

Class I
Issued	22,659	31,989	1,907	2,021
Reinvested	33,851	29,468	945	1,056
Redeemed	(138,788)	(93,992)	(3,638)	(4,084)

Change in Class I Shares	(82,278)	(32,535)	(786)	(1,007)

Class L
Issued	—	—	3,031	2,291
Reinvested	—	—	1,075	1,280
Redeemed	—	—	(4,779)	(4,963)

Change in Class L Shares	—	—	(673)	(1,392)

Class R2
Issued	49	36	—	—
Reinvested	36	22	—	—
Redeemed	(90)	(82)	—	—

Change in Class R2 Shares	(5)	(24)	—	—

Class R5
Issued	639	840	—	—
Reinvested	840	633	—	—
Redeemed	(3,482)	(2,058)	—	—

Change in Class R5 Shares	(2,003)	(585)	—	—

Class R6
Issued	3,578	1,425	35,010	9,239
Reinvested	4,714	6,614	18,774	25,157
Redeemed	(16,836)	(38,577)	(46,532)	(54,997)
Redemptions in-kind (See Note 8)	—	—	(52,834)	—

Change in Class R6 Shares	(8,544)	(30,538)	(45,582)	(20,601)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	81

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$432,561

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(4,437,015)
Proceeds from disposition of investment securities	8,696,129
Covers of investment securities sold short	(2,603,850)
Proceeds from investment securities sold short	2,100,141
Purchases of short-term investments — affiliates, net	42,453
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	1,035,662
Change in unrealized (appreciation)/depreciation on investments in affiliates	(2)
Change in unrealized (appreciation)/depreciation on investment securities sold short	9,577
Net realized (gain)/loss on investments in non-affiliates	(1,393,660)
Net realized (gain)/loss on investments in affiliates	(26)
Net realized (gain)/loss on securities sold short	(79,467)
Decrease in interest and dividends receivable from non-affiliates	5,040
Decrease in dividends receivable from affiliates	5
Increase in tax reclaims receivable	(6)
Decrease in variation margin receivable	143
Decrease in dividend expense to non-affiliates on securities sold short	(1,782)
Decrease in interest expense to non-affiliates on securities sold short	(674)
Decrease in investment advisory fees payable	(1,904)
Decrease in administration fees payable	(79)
Decrease in distribution fees payable	(92)
Decrease in service fees payable	(385)
Decrease in custodian and accounting fees payable	(26)
Increase in audit fees payable	5
Decrease in printing and mailing cost payable	(61)
Increase in registration fees payable	96
Decrease in other accrued expenses payable	(68)

Net cash provided (used) by operating activities	3,802,715

Cash flows provided (used) by financing activities:
Proceeds from shares issued	742,052
Payment for shares redeemed	(4,444,274)
Cash distributions paid to shareholders (net of reinvestments of approximately $1,072,614,000)	(102,342)

Net cash provided (used) by financing activities	(3,804,564)

Cash:
Net increase (decrease) in unrestricted and restricted cash and deposits at broker	(1,849)
Restricted and unrestricted cash and deposits at broker at beginning of period	2,240

Restricted and unrestricted cash and deposits at broker at end of period	$391

Supplemental disclosure of cash flow information:

For the year ended June 30, 2020 the Fund paid approximately $6,660,000 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:

	June 30, 2019	June 30, 2020
Cash	$408	$23
Deposits at broker:
Futures contracts	1,832	368

	$2,240	$391

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Year Ended June 30, 2020	$30.15	$0.15	$1.68	$1.83	$(0.12)	$(4.98)	$(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01)	(0.38)	(0.39)	— (f)	(0.66)	(0.66)

Class C
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13)	(0.37)	(0.50)	—	(0.66)	(0.66)

Class I
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(0.39)	(0.33)	(0.04)	(0.66)	(0.70)

Class R6
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)
October 1, 2018 (g) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$26.88	5.87%	$5,723	1.10%	0.55%	1.34%	44%
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84
23.73	(1.60)	1,937	1.24	(0.03)	1.55	45

25.63	5.30	3,147	1.60	0.05	1.84	44
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84
23.18	(2.10)	1,268	1.74	(0.54)	1.96	45

27.38	6.12	52,303	0.85	0.79	1.08	44
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84
23.92	(1.37)	136,284	0.99	0.24	1.11	45

27.25	6.39	23,881	0.60	1.06	0.83	44
30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Year Ended June 30, 2020	$17.83	$0.32	$(1.42)	$(1.10)	$(0.32)	$(0.19)	$(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	0.35	0.60	(0.25)	(0.11)	(0.36)

Class C
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	0.35	0.53	(0.20)	(0.11)	(0.31)

Class I
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	0.37	0.65	(0.28)	(0.11)	(0.39)

Class R2
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	0.35	0.56	(0.22)	(0.11)	(0.33)

Class R3
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	0.35	0.66	(0.30)	(0.11)	(0.41)

Class R6
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	0.34	0.67	(0.31)	(0.11)	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$16.22	(6.36)%	$3,234,850	0.98%	1.83%	0.98%	22%
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14
14.01	4.45	3,370,383	1.04	1.83	1.11	20

15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14
13.80	4.01	1,304,007	1.54	1.33	1.58	20

16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14
14.23	4.75	4,679,200	0.79	2.07	0.81	20

16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14
13.97	4.20	77,230	1.29	1.59	1.45	20

16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14
14.23	4.89	722,424	0.59	2.28	0.64	20

16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14
14.22	4.98	1,913,077	0.50	2.43	0.50	20

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Equity Premium Income Fund
Class A
Year Ended June 30, 2020	$14.92	$1.88	$(2.42)	$(0.54)	$(1.42)
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)

Class C
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)

Class I
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)

Class R5
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)

Class R6
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$12.96	(3.78)%	$12,904	0.85%		14.21%		1.11%		236%
14.92	5.95	125	0.85	(g)	7.90	(g)	1.80	(g)	43

12.96	(4.26)	4,710	1.35		11.77		1.61		236
14.92	5.50	21	1.35	(g)	7.14	(g)	2.26	(g)	43

12.96	(3.57)	173,409	0.60		11.40		0.91		236
14.92	6.15	54,045	0.60	(g)	7.89	(g)	1.13	(g)	43

12.96	(3.43)	21	0.45		10.37		0.83		236
14.92	6.28	21	0.45	(g)	8.04	(g)	1.36	(g)	43

12.96	(3.33)	686	0.35		13.60		0.59		236
14.92	6.37	21	0.35	(g)	8.14	(g)	1.26	(g)	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth and Income Fund
Class A
Year Ended June 30, 2020	$49.84	$0.79	$(3.18)	$(2.39)	$(0.76)	$(1.07)	$(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)

Class C
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)

Class I
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)

Class R2
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$45.62	(5.11)%	$497,399	0.94%	1.61%	1.06%	22%
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39

40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39

48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39

45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity Fund
Class A
Year Ended June 30, 2020	$20.23	$0.28	$1.51	$1.79	$(0.19)
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)
Year Ended June 30, 2017	16.23	0.19	2.01	2.20	(0.19)
Year Ended June 30, 2016	16.47	0.20	(0.28)	(0.08)	(0.16)

Class C
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)
Year Ended June 30, 2017	16.17	0.10	2.01	2.11	(0.12)
Year Ended June 30, 2016	16.43	0.13	(0.29)	(0.16)	(0.10)

Class I
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)
Year Ended June 30, 2017	16.26	0.23	2.01	2.24	(0.23)
Year Ended June 30, 2016	16.50	0.25	(0.28)	(0.03)	(0.21)

Class R5
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)
Year Ended June 30, 2017	16.28	0.26	2.02	2.28	(0.26)
Year Ended June 30, 2016	16.51	0.24	(0.24)	— (d)	(0.23)

Class R6
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)
Year Ended June 30, 2017	16.28	0.25	2.03	2.28	(0.27)
Year Ended June 30, 2016	16.52	0.27	(0.27)	— (d)	(0.24)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$21.83	8.89%	$473,314	0.85%	1.35%	0.86%	68%
20.23	5.12	296,242	0.85	1.02	0.87	48
19.43	7.33	277,898	0.84	0.92	0.87	44
18.24	13.60	133,789	0.84	1.06	1.05	31
16.23	(0.43)	71,417	0.85	1.27	1.11	57

21.70	8.40	246,741	1.35	0.84	1.36	68
20.10	4.60	158,602	1.35	0.55	1.37	48
19.33	6.79	81,030	1.34	0.42	1.38	44
18.16	13.07	29,168	1.34	0.55	1.45	31
16.17	(0.95)	9,867	1.35	0.80	1.52	57

21.90	9.21	7,167,488	0.59	1.59	0.60	68
20.28	5.39	4,214,453	0.60	1.30	0.61	48
19.47	7.63	1,947,444	0.59	1.17	0.62	44
18.27	13.86	597,013	0.59	1.30	0.69	31
16.26	(0.17)	158,820	0.60	1.54	0.74	57

21.93	9.30	2,964	0.45	1.74	0.59	68
20.32	5.57	1,893	0.45	1.46	0.95	48
19.50	7.81	123	0.39	1.37	0.67	44
18.30	14.10	37	0.40	1.51	1.08	31
16.28	0.07	25	0.40	1.49	2.16	57

21.95	9.50	851,085	0.35	1.87	0.35	68
20.32	5.69	384,616	0.35	1.56	0.37	48
19.49	7.87	121,897	0.34	1.42	0.42	44
18.29	14.09	3,289	0.34	1.41	0.42	31
16.28	0.07	74	0.35	1.66	1.40	57

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Year Ended June 30, 2020	$41.87	$(0.01)	$11.39	$11.38	$—	$(5.21)	$(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.82	(0.06)	(2.23)	(2.29)	—	(1.60)	(1.60)

Class C
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)	(1.91)	(2.11)	—	(1.60)	(1.60)

Class I
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)	(2.23)	(2.24)	—	(1.60)	(1.60)

Class R2
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)	(2.18)	(2.33)	—	(1.60)	(1.60)

Class R3
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06	(2.25)	(2.19)	—	(1.60)	(1.60)

Class R6
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10	(2.26)	(2.16)	—	(1.60)	(1.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$48.04	30.09%	$3,280,463	0.94%	(0.03)%	1.04%	47%
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)	1.27	43

35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22
28.15	(6.90)	559,238	1.55	(0.67)	1.69	43

48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)	0.93	43

45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22
32.31	(6.67)	192,560	1.30	(0.43)	1.55	43

48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22
33.46	(6.10)	1,209,521	0.69	0.17	0.73	43

50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22
33.58	(6.00)	3,330,565	0.60	0.28	0.60	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Year Ended June 30, 2020	$14.11	$0.18	$(1.40)	$(1.22)	$(0.17)	$—	$(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)

Class C
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)

Class I
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)

Class R2
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)

Class R3
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)

Class R6
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$12.72	(8.66)%	$119,402	0.93%	1.33%	1.04%	177%
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219

12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219

12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219

12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219

12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219

12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Year Ended June 30, 2020	$15.86	$0.11	$1.82	$1.93	$(0.11)	$(1.46)	$(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11	2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)

Class C
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)

Class I
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)

Class L
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)

Class R2
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)

Class R3
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)

Class R6
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$16.22	12.59%	$1,869,111	0.94%	0.70%	0.99%	84%
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83

15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83

16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83

16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83

16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83

16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83

16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2020	$27.51	$0.04	$2.65	$2.69	$(0.03)	$(5.59)	$(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	— (g)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	— (g)	5.54	5.54	(0.01)	(1.24)	(1.25)
Year Ended June 30, 2016	29.81	0.04	(1.37)	(1.33)	— (g)	(2.42)	(2.42)

Class C
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14)	5.36	5.22	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10)	(1.32)	(1.42)	—	(2.42)	(2.42)

Class I
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	5.59	5.67	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)

Class R2
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07)	5.44	5.37	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03)	(1.34)	(1.37)	—	(2.42)	(2.42)

Class R5
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	5.62	5.75	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)

Class R6
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (i) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.10% and 1.26% for the year ended June 30, 2020, 1.09% and 1.34% for the year ended June 30, 2019, 1.15% and 1.40% for the year ended June 30, 2018, 1.25% and 1.43% for the year ended June 30, 2017 and 1.26% and 1.49% for the year ended June 30, 2016; for Class C are 1.60% and 1.76% for the year ended June 30, 2020, 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018, 1.75% and 1.94% for the year ended June 30, 2017 and 1.76% and 2.00% for the year ended June 30, 2016; for Class I are 0.85% and 1.01% for the year ended June 30, 2020, 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018, 0.98% and 1.16% for the year ended June 30, 2017 and 1.00% and 1.21% for the year ended June 30, 2016; for Class R2 are 1.45% and 1.52% for the year ended June 30, 2020, 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018, 1.50% and 1.76% for the year ended June 30, 2017 and 1.51% and 1.84% for the year ended June 30, 2016; for Class R5 are 0.80% and 0.85% for the year ended June 30, 2020, 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018, 0.80% and 0.96% for the year ended June 30, 2017 and 0.80% and 0.97% for the year ended June 30, 2016; for Class R6 are 0.70% and 0.75% for the year ended June 30, 2020, 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$24.58	11.66%	$267,701	1.92%	0.19%	2.08%	85%	134%
27.51	6.84	678,071	1.91	0.22	2.16	98	148
30.10	13.16	772,656	2.01	0.01	2.26	110	161
30.35	21.64	791,067	2.20	0.00 (h)	2.39	94	131
26.06	(4.52)	890,217	2.21	0.14	2.44	88	127

22.67	11.11	59,105	2.42	(0.32)	2.58	85	134
25.88	6.31	108,332	2.42	(0.29)	2.67	98	148
28.65	12.58	158,677	2.50	(0.50)	2.75	110	161
29.21	21.05	201,031	2.70	(0.50)	2.89	94	131
25.23	(4.98)	212,879	2.71	(0.37)	2.95	88	127

25.04	11.93	2,189,079	1.67	0.40	1.83	85	134
27.94	7.11	4,740,691	1.67	0.46	1.91	98	148
30.51	13.46	6,169,553	1.75	0.27	2.00	110	161
30.66	21.95	8,075,047	1.94	0.27	2.12	94	131
26.32	(4.28)	8,175,603	1.95	0.38	2.16	88	127

23.54	11.32	4,560	2.27	(0.13)	2.34	85	134
26.62	6.45	5,304	2.27	(0.14)	2.45	98	148
29.31	12.81	6,528	2.31	(0.30)	2.52	110	161
29.74	21.33	6,207	2.45	(0.24)	2.71	94	131
25.61	(4.74)	5,987	2.46	(0.11)	2.79	88	127

25.20	11.99	38,447	1.62	0.46	1.67	85	134
28.08	7.14	99,113	1.62	0.51	1.76	98	148
30.65	13.57	126,084	1.65	0.37	1.85	110	161
30.81	22.18	168,526	1.76	0.47	1.92	94	131
26.44	(4.07)	591,379	1.75	0.73	1.92	88	127

25.18	12.10	491,414	1.52	0.58	1.57	85	134
28.07	7.30	787,497	1.52	0.59	1.67	98	148
30.63	6.10	1,795,125	1.54	0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Year Ended June 30, 2020	$27.38	$0.38	$1.80	$2.18	$(0.31)	$(2.70)	$—	$(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	—	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)

Class I
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	—	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)

Class L
Year Ended June 30, 2020	27.61	0.45	1.82	2.27	(0.38)	(2.70)	—	(3.08)
Year Ended June 30, 2019	28.57	0.41	1.97	2.38	(0.41)	(2.93)	—	(3.34)
Year Ended June 30, 2018	25.58	0.38	2.98	3.36	(0.37)	—	—	(0.37)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)

Class R6
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	—	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$26.55	9.08%	$183,005	0.60%	1.45%	0.85%	59%
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122

26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122

26.80	9.36	391,894	0.35	1.70	0.44	59
27.61	9.66	422,351	0.35	1.50	0.44	42
28.57	13.20	476,809	0.35	1.38	0.44	45
25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122

26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6(1)	JPM I	Diversified(5)
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund(2)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Growth and Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3(3), Class R4(3), Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A(4), Class I, Class L(6) and Class R6	JPM I	Diversified

(1)	Class R6 commenced operations on October 1, 2018 for JPMorgan Equity Focus Fund.
(2)	Equity Premium Income Fund commenced operations on August 31, 2018.
(3)	Class R3 and Class R4 commenced operations on October 1, 2018 for JPMorgan Large Cap Value Fund.
(4)	Class A Shares are publicly offered on a limited basis for JPMorgan U.S. Research Enhanced Equity Fund.
(5)	Effective February 12, 2020, JPMorgan Equity Focus Fund is classified as a diversified fund.
(6)	On July 6, 2020, the Funds’ Class L Shares will be converted into Class I Shares. Additionally, on July 6, 2020, the Class L Shares were no longer offered.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.

The investment objective of JPMorgan Growth and Income Fund (“Growth and Income Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Class L Shares for U.S. Equity Fund and Class A and Class L Shares for U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

Class A Shares for the U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly , follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$85,105	$—	$—	$85,105

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$29,564,484	$—	$—	$29,564,484

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$156,764	$—	$—	$156,764
Equity Linked Notes	—	30,251	—	30,251
Exchange-Traded Funds	1,866	—	—	1,866
Rights	3	—	—	3
Short-Term Investments
Investment Companies	5,899	—	—	5,899

Total Investments in Securities	$164,532	$30,251	$—	$194,783

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$726,425	$—	$—	$726,425

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,093,930	$—	$—	$9,093,930

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,680	$—	$—	$1,680

Depreciation in Other Financial Instruments
Options Written
Call Options Written	$(219,672)	$—	$—	$(219,672)
Put Options Written	(85,527)	—	—	(85,527)

Total Depreciation in Other Financial Instruments	$(305,199)	$—	$—	$(305,199)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$24,426,707	$—	$—	$24,426,707

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,317,819	$—	$—	$1,317,819

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$14,996,231	$—	$—	$14,996,231

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,949,577	$—	$—	$3,949,577

Total Liabilities for Securities Sold Short (a)	$(895,228)	$—	$—	$(895,228)

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(24)	$—	$—	$(24)

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,419,763	$—	$—	$4,419,763

Appreciation in Other Financial Instruments
Futures Contracts (a)	$992	$—	$—	$992

(a)	Please refer to the SOIs for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Large Cap Growth Fund	$1,215,560	$(1,199,704)**	$15,856
Large Cap Value Fund	59,241	(59,241)	—
U.S. Equity Fund	13,372	(13,372)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
**	Subsequent to June 30, 2020, additional collateral was received from borrowers.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived management fees investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended June 30, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Focus Fund	$—	(a)
Growth and Income Fund	—	(a)
Large Cap Growth Fund	65
Large Cap Value Fund	4
U.S. Equity Fund	8

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Equity Focus Fund and Growth and Income Fund did not have any securities out on loan at June 30, 2020. Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund did not lend out any securities during the year ended June 30, 2020.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Equity Focus Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$2,779	$32,183	$31,745	$(2)	$1	$3,216	3,213	$35		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	18,414	18,414	—	—	—	—	1	*	—

Total	$2,779	$50,597	$50,159	$(2)	$1	$3,216		$36		$—

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Equity Income Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$1,052,315	$11,186,437	$11,356,490	$164	$588		$883,014	882,220	$15,227		$—

Equity Premium Income Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$—	$235,098	$229,199	$— (c)	$—	(c)	$5,899	5,893	$25		$—

Growth and Income Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$20,398	$188,034	$183,214	$(1)	$17		$25,234	25,211	$287		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	5,048	5,048	—	—		—	—	—	*(c)	—

Total	$20,398	$193,082	$188,262	$(1)	$17		$25,234		$287		$—

Hedged Equity Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.06% (a)(b)	$232,451	$4,012,643	$3,788,713	$—	$—		$456,381	456,381	$1,628		$—

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Large Cap Growth Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$177,684	$7,186,540	$6,280,577	$125		$590	$1,084,362	1,083,387	$8,356		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	406,108	4,166,500	3,469,999	288	*	2	1,102,899	1,102,458	8,541	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	96,965	2,481,334	2,481,494	—		—	96,805	96,805	1,063	*	—

Total	$680,757	$13,834,374	$12,232,070	$413		$592	$2,284,066		$17,960		$—

Large Cap Value Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$11,520	$965,730	$964,695	$17		$(2)	$12,570	12,558	$480		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	—	270,200	218,500	5	*	—	51,705	51,684	166	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	—	266,260	257,568	—		—	8,692	8,693	77	*	—

Total	$11,520	$1,502,190	$1,440,763	$22		$(2)	$72,967		$723		$—

U.S. Equity Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$88,792	$6,761,851	$6,809,290	$(3)		$(9)	$41,341	41,304	$2,292		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	13,017	1,194,300	1,206,299	57	*	(1)	1,074	1,073	658	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	3,902	574,106	565,403	—		—	12,605	12,605	142	*	—

Total	$105,711	$8,530,257	$8,580,992	$54		$(10)	$55,020		$3,092		$—

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

U.S. Large Cap Core Plus Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$78,086	$3,523,730	$3,566,183	$26	$2	$35,661	35,630	$988	$—

U.S. Research Enhanced Equity Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$39,677	$1,462,388	$1,391,913	$(11)	$3	$110,144	110,045	$793	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — Hedged Equity Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2020 (amounts in thousands):

	Hedged Equity Fund	U.S. Equity Fund		U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund
Futures Contracts — Equity:
Average Notional Balance Long	$109,146	$43,267	(a)	$17,019	$50,779
Ending Notional Balance Long	161,769	—		2,159	50,582

(a)	For the period July 1, 2019 through May 31, 2020.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the year ended June 30, 2020:

Exchange-Traded Options:
Average Number of Contracts Purchased	22,110
Average Number of Contracts Written	44,220
Ending Number of Contracts Purchased	27,545
Ending Number of Contracts Written	55,090

F. Equity-Linked Notes — The Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPM IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.

As of June 30, 2020, the Fund had outstanding ELNs as listed on the SOI.

G. Short Sales — The U.S. Large Cap Core Plus Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2020, the Fund had outstanding short sales as listed on the SOI.

H. Offering and Organizational Costs — Total offering costs of approximately $27,000 incurred in connection with the offering of shares of the Equity Premium Income Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are recorded as an expense at the time the Fund commenced operations. For the year ended June 30, 2020, total offering costs amortized were approximately $5,000.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2020 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1	$—	(a)	$3	n/a	n/a	n/a		n/a		n/a		$1		$5
Equity Income Fund
Transfer agency fees	424	79		129	n/a	$11	$5		$3		$26		187		864
Equity Premium Income Fund
Transfer agency fees	1	—	(a)	1	n/a	n/a	n/a		n/a		—	(a)	—	(a)	2
Growth and Income Fund
Transfer agency fees	176	2		6	n/a	4	—	(a)	—	(a)	4		1		193
Hedged Equity Fund
Transfer agency fees	34	13		58	n/a	n/a	n/a		n/a		3		17		125
Large Cap Growth Fund
Transfer agency fees	312	22		73	n/a	8	2		1		14		92		524
Large Cap Value Fund
Transfer agency fees	68	3		7	n/a	4	—	(a)	—	(a)	2		26		110
U.S. Equity Fund
Transfer agency fees	98	13		33	$139	6	3		—	(a)	10		86		388
U.S. Large Cap Core Plus Fund
Transfer agency fees	41	7		55	n/a	1	n/a		n/a		—	(a)	5		109
U.S. Research Enhanced Equity Fund
Transfer agency fees	21	n/a		6	14	n/a	n/a		n/a		n/a		34		75

(a)	Amount rounds to less than one thousand.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund and Equity Premium Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Focus Fund	$1,688	$(41)	$(1,647)
Equity Income Fund	(1,369)	(366)	1,735
Equity Premium Income Fund	(57)	(7)	64
Growth and Income Fund	—	(46)	46
Hedged Equity Fund	—	(2,562)	2,562
Large Cap Growth Fund	133,929	(4,345)	(129,584)
Large Cap Value Fund	—	(552)	552
U.S. Equity Fund	85,025	(5,849)	(79,176)
U.S. Large Cap Core Plus Fund	237,550	(370)	(237,180)
U.S. Research Enhanced Equity Fund	529,741	(2,676)	(527,065)

The reclassifications for the Funds relate primarily to non-taxable dividends, redemptions in-kind and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50	%(1)
Equity Income Fund	0.40
Equity Premium Income Fund	0.25
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.45	(1)
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	0.65	(1)
U.S. Research Enhanced Equity Fund	0.25

(1)

Prior to August 1, 2019, the investment advisory fee for Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund was accrued daily and paid monthly at an annual rate of 0.60%, 0.50% and 0.70%, respectively, of each Fund’s daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and

114	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

$20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2020, the effective annualized rate for Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Growth and Income Fund, Hedged Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund was 0.08%, 0.05%, 0.08%, 0.08%, 0.08%, 0.06%, 0.08%, 0.07%, 0.08% and 0.08%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Growth and Income Fund	0.25	0.75	0.50	0.25
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Equity Focus Fund	$3		$—
Equity Income Fund	831		9
Equity Premium Income Fund	9		—
Growth and Income Fund	20		—	(a)
Hedged Equity Fund	224		6
Large Cap Growth Fund	584		1
Large Cap Value Fund	6		—	(a)
U.S. Equity Fund	86		1
U.S. Large Cap Core Plus Fund	10		—
U.S. Research Enhanced Equity Fund	—	(a)	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except for

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	0.10	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L		Class R2		Class R3		Class R4		Class R5		Class R6
Equity Focus Fund	1.10%		1.60%		0.85%		n/a		n/a		n/a		n/a		n/a		0.60%
Equity Income Fund	n/a	(1)	n/a	(1)	n/a	(1)	n/a		n/a	(1)	n/a	(1)	n/a	(1)	n/a	(1)	n/a	(1)
Equity Premium Income Fund	0.85		1.35		0.60		n/a		n/a		n/a		n/a		0.45%		0.35
Growth and Income Fund	0.94		1.44		0.69		n/a		1.19%		0.94%		0.69%		0.54		0.44
Hedged Equity Fund	0.85		1.35		0.60		n/a		n/a		n/a		n/a		0.45		0.35
Large Cap Growth Fund	0.94		1.44		0.69		n/a		1.19		0.94		0.69		0.54		0.44
Large Cap Value Fund	0.93		1.44		0.69		n/a		1.19		0.94		0.69		0.54		0.44
U.S. Equity Fund	0.94		1.44		0.69		0.61%		1.19		0.94		0.69		0.54		0.44
U.S. Large Cap Core Plus Fund	1.10		1.60		0.85		n/a		1.45		n/a		n/a		0.80		0.70
U.S. Research Enhanced Equity Fund	0.60		n/a		0.35		n/a	(2)	n/a		n/a		n/a		n/a		0.25

(1)

Effective November 1, 2019, the contractual expense limitation for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.04%, 1.54%, 0.79%, 1.29%, 1.04%, 0.79%, 0.59% and 0.54% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

(2)	Effective November 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to November 1, 2019, the contractual expense limitation was 0.45% for Class L Shares.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2020.

116	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

For the year ended June 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$144	$72	$4	$220	$—
Equity Income Fund	26	—	—	26	—
Equity Premium Income Fund	207	86	2	295	58
Growth and Income Fund	342	228	184	754	8
Hedged Equity Fund	34	23	38	95	7
Large Cap Growth Fund	9,855	6,561	349	16,765	17
Large Cap Value Fund	580	386	100	1,066	18
U.S. Equity Fund	3,402	2,262	163	5,827	86
U.S. Large Cap Core Plus Fund	1,285	856	3,583	5,724	3
U.S. Research Enhanced Equity Fund	2,331	1,553	627	4,511	34

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2020 were as follows (amounts in thousands):

Equity Focus Fund	$3
Equity Income Fund	1,327
Equity Premium Income Fund	4
Growth and Income Fund	26
Hedged Equity Fund	271
Large Cap Growth Fund	700
Large Cap Value Fund	40
U.S. Equity Fund	206
U.S. Large Cap Core Plus Fund	80
U.S. Research Enhanced Equity Fund	67

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2020, the Equity Focus Fund, Hedged Equity Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$40,702	$66,276	$—	$—
Equity Income Fund	14,541,363	5,952,474	—	—
Equity Premium Income Fund	391,071	243,402	—	—
Growth and Income Fund	256,073	147,831	—	—
Hedged Equity Fund	7,197,964	4,440,015	—	—
Large Cap Growth Fund	9,150,109	8,029,538	—	—
Large Cap Value Fund	2,467,558	2,480,523	—	—
U.S. Equity Fund	12,158,581	13,148,030	—	—
U.S. Large Cap Core Plus Fund	4,437,561	8,676,822	2,085,919	2,568,414
U.S. Research Enhanced Equity Fund	2,620,610	3,083,207	—	—

During the year ended June 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$63,787	$23,839	$2,521	$21,318
Equity Income Fund	25,738,640	5,105,328	1,279,484	3,825,844
Equity Premium Income Fund	190,402	9,560	5,179	4,381
Growth and Income Fund	563,252	186,206	23,033	163,173
Hedged Equity Fund	7,681,671	1,342,625	233,885	1,108,740
Large Cap Growth Fund	14,247,264	10,312,516	133,073	10,179,443
Large Cap Value Fund	1,336,577	96,559	115,317	(18,758)
U.S. Equity Fund	10,890,347	4,265,729	159,845	4,105,884
U.S. Large Cap Core Plus Fund*	1,665,830	1,498,392	109,897	1,388,495
U.S. Research Enhanced Equity Fund	3,129,584	1,405,463	114,292	1,291,171

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of options contracts and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$1,840	$14,655	$16,495
Equity Income Fund	604,025	309,226	913,251
Equity Premium Income Fund	13,523	—	13,523
Growth and Income Fund	12,810	13,478	26,288
Hedged Equity Fund	76,075	—	76,075
Large Cap Growth Fund	25,755	2,006,004	2,031,759
Large Cap Value Fund	23,336	—	23,336
U.S. Equity Fund	156,829	1,311,869	1,468,698
U.S. Large Cap Core Plus Fund	20,011	1,154,945	1,174,956
U.S. Research Enhanced Equity Fund	70,897	483,702	554,599

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

118	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$1,517	$13,795	$15,312
Equity Income Fund	429,818	505,510	935,328
Equity Premium Income Fund	3,254	—	3,254
Growth and Income Fund	12,960	24,851	37,811
Hedged Equity Fund	43,440	—	43,440
Large Cap Growth Fund	5,415	1,765,341	1,770,756
Large Cap Value Fund	69,943	49,369	119,312
U.S. Equity Fund	493,090	1,142,626	1,635,716
U.S. Large Cap Core Plus Fund	34,942	1,077,212	1,112,154
U.S. Research Enhanced Equity Fund	99,784	640,122	739,906

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Focus Fund	$1,000	$7,466	$21,318
Equity Income Fund	—	—	3,825,844
Equity Premium Income Fund	—	(4,187)	4,381
Growth and Income Fund	793	7,677	163,173
Hedged Equity Fund	26,480	(272,280)	1,108,740
Large Cap Growth Fund	25,426	976,336	10,179,443
Large Cap Value Fund	1,422	(24,093)	(18,758)
U.S. Equity Fund	26,301	654,859	4,105,884
U.S. Large Cap Core Plus Fund	48,650	521,841	1,387,712
U.S. Research Enhanced Equity Fund	12,968	91,777	1,291,171

For the Funds, the cumulative timing differences primarily consist of mark to market of options contracts, post-October capital loss deferrals, non-taxable dividends and wash sale loss deferrals.

As of June 30, 2020, the following Funds had net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Premium Income Fund	$4,187	$—
Hedged Equity Fund	114,389	157,891
Large Cap Value Fund	24,093	—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the following Funds deferred to July 1, 2020 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Income Fund	$491,217	$330,688
Equity Premium Income Fund	25,154	(102)
Growth and Income Fund	6,424	—
Hedged Equity Fund	57,540	40,233
Large Cap Growth Fund	68,836	—
Large Cap Value Fund	49,514	(13,663)
U.S. Research Enhanced Equity Fund	34,878	—

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2020.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2020. Average borrowings from the Credit Facility during the year ended June 30, 2020 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Hedged Equity Fund	$94,500	1.95%	2	$10

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

120	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

As of June 30, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	64.5%	1	21.1%
Equity Income Fund	1	10.3	2	25.9
Equity Premium Income Fund	1	19.1	3	54.1
Growth and Income Fund	1	15.7	1	17.9
Hedged Equity Fund	—	—	2	29.3
Large Cap Growth Fund	—	—	1	19.7
Large Cap Value Fund	2	30.4	1	10.4
U.S. Equity Fund	—	—	1	14.4
U.S. Large Cap Core Plus Fund	1	23.1	1	32.1
U.S. Research Enhanced Equity Fund	1	10.3	1	14.7

As of June 30, 2020, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	42.5%	n/a
U.S. Equity Fund	n/a	28.0%
U.S. Research Enhanced Equity Fund	14.9	38.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Equity Premium Income Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Equity Premium Income Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the funds from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

8. Redemptions in-kind

On February 28, 2019, certain shareholders sold Class R6 Shares of Equity Income Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Equity Income Fund	$54,694	*	$27,965	Redemption in-kind

*	This amount includes cash of approximately $2,919,000 associated with the redemption in-kind.

On October 18, 2019, certain shareholders sold Class R6 Shares of U.S. Research Enhanced Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
U.S. Research Enhanced Equity Fund	$1,336,709	*	$545,813	Redemption in-kind

*	This amount includes cash of approximately $17,300,000 associated with the redemption in-kind.

9. Subscription in-kind

On July 29, 2019, certain shareholders purchased Class R6 Shares of U.S. Equity Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

	Value	Type
U.S. Equity Fund	$45,414	Subscription in-kind

On February 26, 2020, certain shareholders purchased Class R6 Shares of Equity Income Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

	Value	Type
Equity Income Fund	$48,418*	Subscription in-kind

*	This amount includes cash of approximately $230,000 associated with the subscription in-kind.

10. Subsequent Events

On August 11, 2020 the Board of Trustees of JPM I approved the following changes for the Growth and Income Fund, which are expected to become effective on or about November 1, 2020: (i) a change to the Fund’s name to JPMorgan U.S. Value Fund; (ii) a change to the Fund’s investment objective so the new objective will be “the Fund seeks to provide capital growth over the long-term”; and (iii) a change to the Fund’s 80% investment policy so that, under normal circumstances, at least 80% of the Fund’s Assets (net assets plus the amount of any borrowings for investment purposes) will be invested in common stocks issued by U.S companies.

On August 11, 2020, the contractual expense limitations for all share classes of the Funds, excluding Equity Income Fund and Class L Shares of the U.S. Equity Fund, were extended until at least October 31, 2021.

122	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Equity Premium Income Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Research Enhanced Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Research Enhanced Equity Fund and JPMorgan U.S. Large Cap Core Plus Fund (six of the funds constituting JPMorgan Trust I), JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (three of the funds constituting JPMorgan Trust II) and JPMorgan Equity Premium Income Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations and the statement of cash flows for JPMorgan U.S. Large Cap Core Plus Fund for the year ended June 30, 2020 and the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations and its cash flows for JPMorgan U.S. Large Cap Core Plus Fund for the year then ended and the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Equity Focus Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan Equity Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Large Cap Core Plus Fund

Statements of changes in net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein
JPMorgan Equity Premium Income Fund

Statement of changes in net assets for the year ended June 30, 2020, and the period August 31, 2018 (commencement of operations) through June 30, 2019 and the financial highlights for the year ended June 30, 2020, and the period August 31, 2018 (commencement of operations) through June 30, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	123

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

124	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	125

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

126	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	127

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$968.60	$5.38	1.10%
Hypothetical	1,000.00	1,019.39	5.52	1.10
Class C
Actual	1,000.00	966.10	7.82	1.60
Hypothetical	1,000.00	1,016.91	8.02	1.60
Class I
Actual	1,000.00	969.50	4.16	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Class R6
Actual	1,000.00	971.10	2.94	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60

JPMorgan Equity Income Fund
Class A
Actual	1,000.00	858.00	4.48	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Class C
Actual	1,000.00	856.00	6.78	1.47
Hypothetical	1,000.00	1,017.55	7.37	1.47
Class I
Actual	1,000.00	859.00	3.28	0.71
Hypothetical	1,000.00	1,021.33	3.57	0.71
Class R2
Actual	1,000.00	857.20	5.63	1.22
Hypothetical	1,000.00	1,018.80	6.12	1.22
Class R3
Actual	1,000.00	858.40	4.48	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97

128	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R4
Actual	$1,000.00	$859.40	$3.28	0.71%
Hypothetical	1,000.00	1,021.33	3.57	0.71
Class R5
Actual	1,000.00	859.70	2.59	0.56
Hypothetical	1,000.00	1,022.08	2.82	0.56
Class R6
Actual	1,000.00	860.10	2.13	0.46
Hypothetical	1,000.00	1,022.58	2.31	0.46

JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	908.30	4.03	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Class C
Actual	1,000.00	906.10	6.40	1.35
Hypothetical	1,000.00	1,018.15	6.77	1.35
Class I
Actual	1,000.00	909.40	2.85	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60
Class R5
Actual	1,000.00	910.10	2.14	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Class R6
Actual	1,000.00	910.50	1.66	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35

JPMorgan Growth and Income Fund
Class A
Actual	1,000.00	854.70	4.33	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Class C
Actual	1,000.00	852.70	6.63	1.44
Hypothetical	1,000.00	1,017.70	7.22	1.44
Class I
Actual	1,000.00	855.90	3.18	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R2
Actual	1,000.00	853.80	5.48	1.19
Hypothetical	1,000.00	1,018.95	5.97	1.19
Class R3
Actual	1,000.00	854.80	4.33	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Class R4
Actual	1,000.00	855.80	3.18	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R5
Actual	1,000.00	856.50	2.49	0.54
Hypothetical	1,000.00	1,022.18	2.72	0.54
Class R6
Actual	1,000.00	856.90	2.03	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44

JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	1,034.30	4.30	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	129

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity Fund (continued)
Class C
Actual	$1,000.00	$1,031.90	$6.82	1.35%
Hypothetical	1,000.00	1,018.15	6.77	1.35
Class I
Actual	1,000.00	1,035.90	2.99	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R5
Actual	1,000.00	1,036.20	2.28	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Class R6
Actual	1,000.00	1,037.60	1.77	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35

JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	1,202.20	5.09	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class C
Actual	1,000.00	1,199.00	7.82	1.43
Hypothetical	1,000.00	1,017.75	7.17	1.43
Class I
Actual	1,000.00	1,203.80	3.73	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68
Class R2
Actual	1,000.00	1,200.60	6.46	1.18
Hypothetical	1,000.00	1,019.00	5.92	1.18
Class R3
Actual	1,000.00	1,202.20	5.09	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class R4
Actual	1,000.00	1,203.50	3.73	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68
Class R5
Actual	1,000.00	1,204.70	2.91	0.53
Hypothetical	1,000.00	1,022.23	2.66	0.53
Class R6
Actual	1,000.00	1,205.30	2.36	0.43
Hypothetical	1,000.00	1,022.73	2.16	0.43

JPMorgan Large Cap Value Fund
Class A
Actual	1,000.00	825.90	4.22	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class C
Actual	1,000.00	824.20	6.53	1.44
Hypothetical	1,000.00	1,017.70	7.22	1.44
Class I
Actual	1,000.00	827.30	3.13	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R2
Actual	1,000.00	825.20	5.40	1.19
Hypothetical	1,000.00	1,018.95	5.97	1.19
Class R3
Actual	1,000.00	826.00	4.27	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94

130	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Value Fund (continued)
Class R4
Actual	$1,000.00	$827.20	$3.13	0.69%
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R5
Actual	1,000.00	827.80	2.45	0.54
Hypothetical	1,000.00	1,022.18	2.72	0.54
Class R6
Actual	1,000.00	827.80	2.00	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44

JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,014.20	4.71	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Class C
Actual	1,000.00	1,011.40	7.20	1.44
Hypothetical	1,000.00	1,017.70	7.22	1.44
Class I
Actual	1,000.00	1,014.90	3.46	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class L
Actual	1,000.00	1,015.60	2.76	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55
Class R2
Actual	1,000.00	1,013.00	5.96	1.19
Hypothetical	1,000.00	1,018.95	5.97	1.19
Class R3
Actual	1,000.00	1,013.60	4.71	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Class R4
Actual	1,000.00	1,015.50	3.46	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R5
Actual	1,000.00	1,016.30	2.71	0.54
Hypothetical	1,000.00	1,022.18	2.72	0.54
Class R6
Actual	1,000.00	1,016.20	2.21	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44

JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,012.80	9.97	1.99
Hypothetical	1,000.00	1,014.95	9.98	1.99
Class C
Actual	1,000.00	1,010.30	12.46	2.49
Hypothetical	1,000.00	1,012.47	12.47	2.49
Class I
Actual	1,000.00	1,013.80	8.68	1.73
Hypothetical	1,000.00	1,016.25	8.69	1.73
Class R2
Actual	1,000.00	1,011.20	11.71	2.34
Hypothetical	1,000.00	1,013.21	11.73	2.34
Class R5
Actual	1,000.00	1,014.10	8.48	1.69
Hypothetical	1,000.00	1,016.45	8.49	1.69

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	131

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R6
Actual	$1,000.00	$1,014.90	$7.98	1.59%
Hypothetical	1,000.00	1,016.94	7.99	1.59

JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	981.50	2.96	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60
Class I
Actual	1,000.00	983.00	1.73	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35
Class L
Actual	1,000.00	983.00	1.73	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35
Class R6
Actual	1,000.00	983.20	1.23	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

132	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program

Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	133

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020:

Dividends Received Deduction
JPMorgan Equity Focus Fund	72.59%
JPMorgan Equity Income Fund	100.00
JPMorgan Equity Premium Income Fund	13.70
JPMorgan Growth and Income Fund	100.00
JPMorgan Hedged Equity Fund	100.00
JPMorgan Large Cap Growth Fund	100.00
JPMorgan Large Cap Value Fund	100.00
JPMorgan U.S. Equity Fund	100.00
JPMorgan U.S. Large Cap Core Plus Fund	100.00
JPMorgan U.S. Research Enhanced Equity Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Equity Focus Fund	$16,179
JPMorgan Equity Income Fund	309,226
JPMorgan Growth and Income Fund	13,478
JPMorgan Large Cap Growth Fund	2,139,934
JPMorgan U.S. Equity Fund	1,385,904
JPMorgan U.S. Large Cap Core Plus Fund	1,386,459
JPMorgan U.S. Research Enhanced Equity Fund	483,702

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Equity Focus Fund	$1,339
JPMorgan Equity Income Fund	604,025
JPMorgan Equity Premium Income Fund	1,990
JPMorgan Growth and Income Fund	12,810
JPMorgan Hedged Equity Fund	76,075
JPMorgan Large Cap Growth Fund	25,755
JPMorgan Large Cap Value Fund	23,336
JPMorgan U.S. Equity Fund	156,829
JPMorgan U.S. Large Cap Core Plus Fund	20,011
JPMorgan U.S. Research Enhanced Equity Fund	70,897

Section 199A Income

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as 199A dividends for the fiscal year ended June 30, 2020.

JPMorgan Equity Focus Fund	$145

134	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-LCE-620

Annual Report

J.P. Morgan Funds

June 30, 2020

JPMorgan SmartSpendingSM 2015 Fund

(formerly known as JPMorgan SmartSpendingSM 2050 Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	J.P. MORGAN FUNDS	1

JPMorgan SmartSpendingSM 2015 Fund

(formerly known as JPMorgan SmartSpendingSM 2050 Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(2.06)%
Bloomberg Barclays U.S. Aggregate Index	8.74%
MSCI World Index (net of foreign withholding taxes)	2.84%
JPMorgan SmartSpending Composite Benchmark	6.91%

Net Assets as of 6/30/2020	$28,358,530

INVESTMENT OBJECTIVE**

The JPMorgan SmartSpending 2015 Fund (the “Fund”) seeks to provide total return consisting of current income and some capital appreciation.

HOW DID THE MARKET PERFORM?

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 – the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose. Within U.S. equity markets, large cap stock generally outperformed mid cap and small cap stocks and growth stocks outperformed value stocks during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”) and the MSCI World Index (net of foreign withholding taxes) for the twelve months ended June 30, 2020. The Fund also underperformed the JPMorgan SmartSpending Composite Benchmark (the “Composite Benchmark”), which consists of 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg Barclays U.S. Aggregate Index, over the same period.

Relative to the Benchmark, which does not include equity securities, the Fund’s allocation to global equity markets was a leading detractor to performance, mostly due to the outperformance of core fixed income and U.S. Treasury bonds relative to equity during the reporting period, particularly in the first quarter of 2020.

Relative to the MSCI World Index, which includes exposure primarily to developed market equities, the Fund’s more broadly diversified equity exposure, including to emerging markets equity, detracted from performance.

Relative to the Composite Benchmark, the Fund’s defensive positioning through reduced exposure to global equity and its increased allocation to fixed income and cash throughout late 2019 and subsequent increase in allocations to equity and high yield bonds (also known as “junk bonds”) in the beginning of January 2020 detracted from performance.

2	J.P. MORGAN FUNDS	JUNE 30, 2020

HOW WAS THE PORTFOLIO POSITIONED?

The Fund invested in underlying J.P. Morgan Funds and third party exchange-traded funds to implement the Fund managers’ asset allocation decisions. The Fund’s portfolio managers used futures contracts in general to implement tactical asset allocations. The Fund’s portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the Fund’s portfolio. Relative to its Composite Benchmark, the Fund invested in a broader range of asset classes.

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	61.4%
U.S. Equity	18.7
International Equity	13.4
Short-Term Investments	3.2
U.S. Treasury Obligations	2.2
Alternative Assets	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN FUNDS	3

JPMorgan SmartSpendingSM 2015 Fund

(formerly known as JPMorgan SmartSpendingSM 2050 Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 30, 2016
With Sales Charge*		(6.68)%	2.10%
Without Sales Charge		(2.29)	3.46
CLASS I SHARES	December 30, 2016	(2.06)	3.72
CLASS R2 SHARES	December 30, 2016	(2.68)	3.05
CLASS R3 SHARES	December 30, 2016	(2.45)	3.30
CLASS R4 SHARES	December 30, 2016	(2.14)	3.58
CLASS R5 SHARES	December 30, 2016	(2.00)	3.73
CLASS R6 SHARES	December 30, 2016	(1.91)	3.84

*	Sales Charge for Class A Shares is 4.50%.

LIFE OF FUND PERFORMANCE (12/30/16 to 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 30, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartSpendingSM 2015 Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the SmartSpending Composite Benchmark from December 30, 2016 to June 30, 2020. The performance of the Fund may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index representing SEC-registered taxable and dollar denominated securities. It covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a broad measure of the performance of developed countries’ equity markets. The JPMorgan SmartSpending Composite Benchmark is a composite benchmark of unmanaged indexes that includes 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg Barclays U.S. Aggregate Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	JUNE 30, 2020

JPMorgan SmartSpendingSM 2015 Fund

(formerly known as JPMorgan SmartSpendingSM 2050 Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)

Investment Companies — 57.7%

Fixed Income — 42.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	275,442	3,409,976

JPMorgan Corporate Bond Fund Class R6 Shares (a)	136,800	1,462,391

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	15,932	121,720

JPMorgan High Yield Fund Class R6 Shares (a)	133,887	884,996

JPMorgan Income Fund Class R6 Shares (a)	123,815	1,120,525

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	202,536	2,110,428

JPMorgan Managed Income Fund Class L Shares (a)	2,008	20,178

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	305,328	2,961,681

Total Fixed Income		12,091,895

U.S. Equity — 15.1%

JPMorgan Equity Index Fund Class R6 Shares (a)	90,664	4,280,252

Total Investment Companies (Cost $16,024,853)		16,372,147

Exchange-Traded Funds — 37.3%

Alternative Assets — 1.1%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	4,443	316,920

Fixed Income — 19.0%

JPMorgan U.S. Aggregate Bond ETF (a)	192,855	5,396,083

International Equity — 13.5%

iShares Core MSCI Emerging Markets ETF	22,051	1,049,628

JPMorgan BetaBuilders International Equity ETF (a)	60,191	2,774,203

Total International Equity		3,823,831

U.S. Equity — 3.7%

iShares Russell 2000 ETF	2,697	386,156

iShares Russell Mid-Cap ETF	12,176	652,634

Total U.S. Equity		1,038,790

Total Exchange-Traded Funds (Cost $10,558,560)		10,575,624

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 2.2%

U.S. Treasury Notes 2.50%, 1/31/2021(b) (Cost $621,676)	616,000	624,373

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 3.2%

Investment Companies — 3.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(c) (Cost $898,593)	898,593	898,593

Total Investments — 100.4% (Cost $28,103,682)		28,470,737
Liabilities in Excess of Other Assets — (0.4)%		(112,207)

NET ASSETS — 100.0%		28,358,530

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	5

JPMorgan SmartSpendingSM 2015 Fund

(formerly known as JPMorgan SmartSpendingSM 2050 Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	6	09/2020	AUD	616,073	5,297
Canada 10 Year Bond	10	09/2020	CAD	1,132,882	1,859
MSCI Emerging Markets E-Mini Index	9	09/2020	USD	442,980	11,616
Russell 2000 E-Mini Index	3	09/2020	USD	215,445	8,476
U.S. Treasury 10 Year Note	27	09/2020	USD	3,756,797	13,232

					40,480

Short Contracts
Euro-Bund	(3)	09/2020	EUR	(593,781)	(8,756)
FTSE 100 Index	(10)	09/2020	GBP	(760,555)	(13,851)
Long Gilt	(2)	09/2020	GBP	(340,678)	(4,785)
S&P 500 E-Mini Index	(7)	09/2020	USD	(1,079,488)	(21,214)

					(48,606)

					(8,126)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	J.P. MORGAN FUNDS	7

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

JPMorgan SmartSpendingSM 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2050 Fund)
ASSETS:
Investments in non-affiliates, at value	$2,712,791
Investments in affiliates, at value	25,757,946
Receivables:
Interest from non-affiliates	6,431
Dividends from affiliates	4,950
Variation margin on futures contracts	48,413
Due from Adviser	23,188
Other assets	7,686

Total Assets	28,561,405

LIABILITIES:
Payables:
Due to custodian	4,857
Fund shares redeemed	136,803
Accrued liabilities:
Distribution fees	23
Service fees	4,613
Custodian and accounting fees	7,943
Printing and mailing costs	27,263
Audit fees	17,426
Other	3,947

Total Liabilities	202,875

Net Assets	$28,358,530

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2020

JPMorgan SmartSpendingSM 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2050 Fund)
NET ASSETS:
Paid-in-Capital	$28,741,953
Total distributable earnings (loss)	(383,423)

Total Net Assets	$28,358,530

Net Assets:
Class A	$23,610
Class I	28,222,134
Class R2	22,220
Class R3	22,415
Class R4	22,612
Class R5	22,729
Class R6	22,810

Total	$28,358,530

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,602
Class I	1,912,729
Class R2	1,511
Class R3	1,522
Class R4	1,533
Class R5	1,540
Class R6	1,545

Net Asset Value (a):
Class A — Redemption price per share	$14.73
Class I — Offering and redemption price per share	14.75
Class R2 — Offering and redemption price per share	14.70
Class R3 — Offering and redemption price per share	14.72
Class R4 — Offering and redemption price per share	14.75
Class R5 — Offering and redemption price per share	14.76
Class R6 — Offering and redemption price per share	14.77
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.42

Cost of investments in non-affiliates	$2,796,356
Cost of investments in affiliates	25,307,326

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	9

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

JPMorgan SmartSpendingSM 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2050 Fund)
INVESTMENT INCOME:
Interest income from non-affiliates	$8,618
Dividend income from non-affiliates	91,404
Dividend income from affiliates	701,960

Total investment income	801,982

EXPENSES:
Investment advisory fees	95,381
Administration fees	22,442
Distribution fees:
Class A	61
Class R2	114
Class R3	57
Service fees:
Class A	61
Class I	74,457
Class R2	57
Class R3	57
Class R4	57
Class R5	23
Custodian and accounting fees	24,327
Interest expense to affiliates	105
Professional fees	39,079
Trustees’ and Chief Compliance Officer’s fees	25,163
Printing and mailing costs	29,705
Registration and filing fees	98,335
Transfer agency fees (See Note 2.G.)	2,262
Other	10,689

Total expenses	422,432

Less fees waived	(153,947)
Less expense reimbursements	(201,642)

Net expenses	66,843

Net investment income (loss)	735,139

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	153,453
Investments in affiliates	444,341
Futures contracts	(1,065,816)
Foreign currency transactions	5,159

Net realized gain (loss)	(462,863)

Distributions of capital gains received from investment company affiliates	119,711

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(390,113)
Investments in affiliates	(535,066)
Futures contracts	(48,746)
Foreign currency translations	(5,266)

Change in net unrealized appreciation/depreciation	(979,191)

Net realized/unrealized gains (losses)	(1,322,343)

Change in net assets resulting from operations	$(587,204)

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartSpendingSM 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2050 Fund)
	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$735,139	$837,094
Net realized gain (loss)	(462,863)	245,435
Distributions of capital gains received from investment company affiliates	119,711	196,507
Change in net unrealized appreciation/depreciation	(979,191)	392,689

Change in net assets resulting from operations	(587,204)	1,671,725

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,407)	(975)
Class I	(1,812,109)	(1,387,928)
Class R2	(1,245)	(889)
Class R3	(1,309)	(941)
Class R4	(1,372)	(993)
Class R5	(1,410)	(1,025)
Class R6	(1,436)	(1,046)

Total distributions to shareholders	(1,820,288)	(1,393,797)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	217,011	(182,975)

NET ASSETS:
Change in net assets	(2,190,481)	94,953
Beginning of period	30,549,011	30,454,058

End of period	$28,358,530	$30,549,011

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartSpendingSM 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2050 Fund)
	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,101	$—
Distributions reinvested	1,407	975

Change in net assets resulting from Class A capital transactions	$2,508	$975

Class I
Proceeds from shares issued	$6,500	$—
Distributions reinvested	1,812,109	1,387,928
Cost of shares redeemed	(1,610,878)	(1,576,772)

Change in net assets resulting from Class I capital transactions	$207,731	$(188,844)

Class R2
Distributions reinvested	$1,245	$889

Change in net assets resulting from Class R2 capital transactions	$1,245	$889

Class R3
Distributions reinvested	$1,309	$941

Change in net assets resulting from Class R3 capital transactions	$1,309	$941

Class R4
Distributions reinvested	$1,372	$993

Change in net assets resulting from Class R4 capital transactions	$1,372	$993

Class R5
Distributions reinvested	$1,410	$1,025

Change in net assets resulting from Class R5 capital transactions	$1,410	$1,025

Class R6
Distributions reinvested	$1,436	$1,046

Change in net assets resulting from Class R6 capital transactions	$1,436	$1,046

Total change in net assets resulting from capital transactions	$217,011	$(182,975)

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2020

	JPMorgan SmartSpendingSM 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2050 Fund)
	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	68	—
Reinvested	90	65

Change in Class A Shares	158	65

Class I
Issued	405	—
Reinvested	114,909	92,616
Redeemed	(104,569)	(100,751)

Change in Class I Shares	10,745	(8,135)

Class R2
Reinvested	79	59

Change in Class R2 Shares	79	59

Class R3
Reinvested	83	63

Change in Class R3 Shares	83	63

Class R4
Reinvested	87	66

Change in Class R4 Shares	87	66

Class R5
Reinvested	89	69

Change in Class R5 Shares	89	69

Class R6
Reinvested	91	70

Change in Class R6 Shares	91	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartSpendingSM 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2050 Fund)
Class A
Year Ended June 30, 2020	$15.97	$0.34	$(0.66)	$(0.32)	$(0.42)	$(0.50)	$(0.92)
Year Ended June 30, 2019	15.86	0.39	0.42	0.81	(0.39)	(0.31)	(0.70)
Year Ended June 30, 2018	15.66	0.35	0.26	0.61	(0.24)	(0.17)	(0.41)
December 30, 2016 (h) through June 30, 2017	15.00	0.14	0.64	0.78	(0.12)	—	(0.12)

Class I
Year Ended June 30, 2020	15.99	0.38	(0.67)	(0.29)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
December 30, 2016 (h) through June 30, 2017	15.00	0.16	0.64	0.80	(0.14)	—	(0.14)

Class R2
Year Ended June 30, 2020	15.94	0.28	(0.67)	(0.39)	(0.35)	(0.50)	(0.85)
Year Ended June 30, 2019	15.83	0.33	0.42	0.75	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2018	15.66	0.29	0.25	0.54	(0.20)	(0.17)	(0.37)
December 30, 2016 (h) through June 30, 2017	15.00	0.11	0.64	0.75	(0.09)	—	(0.09)

Class R3
Year Ended June 30, 2020	15.96	0.32	(0.67)	(0.35)	(0.39)	(0.50)	(0.89)
Year Ended June 30, 2019	15.85	0.37	0.42	0.79	(0.37)	(0.31)	(0.68)
Year Ended June 30, 2018	15.66	0.33	0.25	0.58	(0.22)	(0.17)	(0.39)
December 30, 2016 (h) through June 30, 2017	15.00	0.13	0.64	0.77	(0.11)	—	(0.11)

Class R4
Year Ended June 30, 2020	15.98	0.36	(0.66)	(0.30)	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2019	15.86	0.41	0.43	0.84	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2018	15.66	0.37	0.25	0.62	(0.25)	(0.17)	(0.42)
December 30, 2016 (h) through June 30, 2017	15.00	0.15	0.64	0.79	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2020	15.99	0.38	(0.66)	(0.28)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
December 30, 2016 (h) through June 30, 2017	15.00	0.16	0.64	0.80	(0.14)	—	(0.14)

Class R6
Year Ended June 30, 2020	16.00	0.40	(0.66)	(0.26)	(0.47)	(0.50)	(0.97)
Year Ended June 30, 2019	15.88	0.45	0.42	0.87	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2018	15.66	0.41	0.25	0.66	(0.27)	(0.17)	(0.44)
December 30, 2016 (h) through June 30, 2017	15.00	0.17	0.64	0.81	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$14.73	(2.29)%	$23,610	0.48%		2.21%		1.83%		125%
15.97	5.45	23,058	0.43		2.51		1.71		50
15.86	3.90	21,866	0.43	(g)	2.21	(g)	1.70	(g)	30
15.66	5.23	21,050	0.45	(g)	1.85	(g)	3.76	(g)	8

14.75	(2.06)	28,222,134	0.22		2.46		1.41		125
15.99	5.75	30,410,614	0.19		2.79		1.44		50
15.87	4.12	30,322,835	0.19	(g)	2.46	(g)	1.36	(g)	30
15.66	5.36	30,794,263	0.19	(g)	2.09	(g)	1.26	(g)	8

14.70	(2.68)	22,220	0.85		1.83		2.08		125
15.94	5.05	22,822	0.85		2.13		1.97		50
15.83	3.46	21,731	0.85	(g)	1.80	(g)	2.00	(g)	30
15.66	5.02	21,009	0.84	(g)	1.44	(g)	4.09	(g)	8

14.72	(2.45)	22,415	0.60		2.08		4.58		125
15.96	5.29	22,964	0.60		2.38		1.72		50
15.85	3.74	21,813	0.60	(g)	2.05	(g)	1.75	(g)	30
15.66	5.15	21,035	0.59	(g)	1.69	(g)	3.82	(g)	8

14.75	(2.14)	22,612	0.35		2.33		3.05		125
15.98	5.60	23,108	0.35		2.63		1.47		50
15.86	3.96	21,895	0.35	(g)	2.30	(g)	1.50	(g)	30
15.66	5.27	21,060	0.35	(g)	1.94	(g)	3.57	(g)	8

14.76	(2.00)	22,729	0.20		2.48		5.06		125
15.99	5.74	23,193	0.20		2.78		1.32		50
15.87	4.11	21,942	0.21	(g)	2.44	(g)	1.36	(g)	30
15.66	5.35	21,076	0.20	(g)	2.09	(g)	3.43	(g)	8

14.77	(1.91)	22,810	0.10		2.58		1.21		125
16.00	5.84	23,252	0.10		2.88		1.23		50
15.88	4.24	21,976	0.10	(g)	2.55	(g)	1.25	(g)	30
15.66	5.40	21,086	0.10	(g)	2.19	(g)	3.33	(g)	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan SmartSpendingSM 2015 Fund(1)	Class A, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

(1)	Effective May 1, 2020, JPMorgan SmartSpendingSM 2050 Fund changed its name to JPMorgan SmartSpendingSM 2015 Fund.

The investment objective of the Fund is to seek to provide total return consisting of current income and some capital appreciation.

The Fund commenced operations on December 30, 2016.

Class A Shares generally provide for a front-end sales charge. No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

16	J.P. MORGAN FUNDS	JUNE 30, 2020

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$10,575,624	$—	$—	$10,575,624
Investment Companies	16,372,147	—	—	16,372,147
U.S. Treasury Obligations	—	624,373	—	624,373
Short-Term Investments
Investment Companies	898,593	—	—	898,593

Total Investments in Securities	$27,846,364	$624,373	$—	$28,470,737

Appreciation in Other Financial Instruments
Futures Contracts	$40,480	$—	$—	$40,480

Depreciation in Other Financial Instruments
Futures Contracts	$(34,755)	$(13,851)	$—	$(48,606)

B. Investment Transactions with Affiliates — The Fund invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$—	$2,798,731	$—	$—	$(24,528)	$2,774,203	60,191	$702	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	—	854,719	418,375	(71,424)	(48,000)	316,920	4,443	11,723	533
JPMorgan Core Bond Fund Class R6 Shares (a)	6,289,086	2,297,561	5,434,499	245,825	12,003	3,409,976	275,442	139,753	30,006
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,243,740	72,140	4,412,490	177,110	(80,500)	—	—	23,624	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	1,407,818	—	—	54,573	1,462,391	136,800	6,966	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	—	1,043,654	1,022,383	(21,271)	—	—	—	6,433	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,019,980	124,462	880,439	(105,512)	(36,771)	121,720	15,932	42,251	—
JPMorgan Equity Income Fund Class R6 Shares (a)	—	1,067,753	1,118,384	50,631	—	—	—	8,055	9,225
JPMorgan Equity Index Fund Class R6 Shares (a)	1,813,340	3,724,438	1,210,040	76,228	(123,714)	4,280,252	90,664	59,688	2,569

JUNE 30, 2020	J.P. MORGAN FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	$574,999	$—	$571,572	$166,251	$(169,678)	$—	—	$—	$—
JPMorgan High Yield Fund Class R6 Shares (a)	2,768,070	374,014	2,030,546	(185,656)	(40,886)	884,996	133,887	99,525	—
JPMorgan Income Fund Class R6 Shares (a)	1,227,608	1,285,848	1,226,214	(106,612)	(60,105)	1,120,525	123,815	91,851	538
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	—	2,332,517	227,630	(6,962)	12,503	2,110,428	202,536	18,239	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	1,069,700	388,509	1,451,853	96,513	(102,869)	—	—	37,213	—
JPMorgan Managed Income Fund Class L Shares (a)	3,517,759	1,150,898	4,638,465	4,747	(14,761)	20,178	2,008	40,955	1,851
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	—	3,674,825	731,692	(4,946)	23,494	2,961,681	305,328	65,551	—
JPMorgan U.S. Aggregate Bond ETF (a)	—	6,169,103	955,196	6,323	175,853	5,396,083	192,855	38,365	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	938,414	271,615	1,235,971	93,583	(67,641)	—	—	5,556	74,989
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	393,354	11,240,807	10,735,568	—	—	898,593	898,593	5,510	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	545,423	—	530,897	29,513	(44,039)	—	—	—	—

Total	$24,401,473	$40,279,412	$38,832,214	$444,341	$(535,066)	$25,757,946		$701,960	$119,711

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security

C. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

D. Futures Contracts — The Fund used treasury and index futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to

18	J.P. MORGAN FUNDS	JUNE 30, 2020

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2020:

	Average Notional Balance	Ending Notional Balance
Long Futures Contracts:
Equity	$830,284	$658,425
Interest Rate	3,673,285	5,505,752

Short Futures Contracts:
Equity	1,983,983	1,840,043
Interest Rate	787,778	934,459

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2020 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$20,092
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	20,388

Total		$40,480

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(35,065)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(13,541)

Total		$(48,606)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2020 by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,265,855)
Interest rate contracts	200,039

Total	$(1,065,816)

JUNE 30, 2020	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(7,672)
Interest rate contracts	(41,074)

Total	$(48,746)

The Fund’s derivatives contracts held at June 30, 2020 are not accounted for as hedging instruments under GAAP.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to the fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended June 30, 2020 are as follows:

	Class A	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Transfer agency fees	$40	$236	$40	$671	$380	$883	$12	$2,262

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(1)	$18,282	$(18,281)

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Fund’s average daily net assets. Prior to March 1, 2020, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.35% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of

20	J.P. MORGAN FUNDS	JUNE 30, 2020

the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the year ended June 30, 2020, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class R2 and Class R3 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25%, 0.50% and 0.25% of the average daily net assets of Class A, Class R2 and Class R3 Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2020, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund, Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Fund and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class I	Class R2(1)	Class R3(1)	Class R4(1)	Class R5(1)	Class R6(1)
0.74%	0.49%	1.04%	0.79%	0.54%	0.39%	0.29%

(1)

Prior to March 1, 2020, the contractual expense limitations for Class R2 Shares, Class R3 Shares, Class R4 Shares, Class R5 Shares and Class R6 Shares were 1.15%, 0.90%, 0.65%, 0.50% and 0.40%, respectively. The contractual expense percentages in the table above are in place until at least October 31, 2020.

The expense limitation agreement was in effect for the year ended June 30, 2020 and is in place until at least October 31, 2020.

For the year ended June 30, 2020, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursement
$95,381	$22,442	$36,124	$153,947	$201,642

JUNE 30, 2020	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The Underlying Funds and ETFs may impose separate advisory and servicing fees. To avoid charging a servicing fee at an effective rate above 0.25% for Class A, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS may waive servicing fees with respect to the Fund in an amount equal to the weighted average pro-rata amount of servicing fees charged by the affiliated Underlying Funds and ETFs. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$36,108,618	$38,638,614	$408,713	$483,610

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$28,205,811	$598,883	$342,083	$256,800

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark to market of futures contracts.

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$945,981	$874,307	$1,820,288

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2019 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,078,615	$315,182	$1,393,797

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$288,748	$—	$236,470

22	J.P. MORGAN FUNDS	JUNE 30, 2020

The cumulative timing differences primarily consist of mark to market of futures contracts, post-October capital loss deferrals, straddle loss deferrals, trustee deferred compensation and wash sale loss deferrals.

At June 30, 2020, the Fund did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2020 the Fund deferred to July 1, 2020 the following net capital losses of:

Net Capital Losses (Gains)
Short-Term	Long-Term
$944,065	$(56,793)

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the year ended June 30, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Effective August 14, 2018, the Fund was added to the Credit facility. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds in the Credit Facility.

The Fund did not utilize the Credit Facility during the year ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2020, all of the Fund’s shares were held by the Adviser.

Because of the Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in Individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as equity securities, foreign and emerging markets securities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

JUNE 30, 2020	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

On August 11, 2020, the Board approved changes to the investment advisory fee and the expense limitation agreement for the Fund. Effective November 1, 2020, the investment advisory fee for the Fund will be reduced from 0.25% to 0.15% and the contractual expense limitation will decrease to 0.69%, 0.44%, 0.94%, 0.69%, 0.44%, 0.29% and 0.19% for Class A, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively, and will be in place until at least October 31, 2021.

24	J.P. MORGAN FUNDS	JUNE 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust IV and Shareholders of JPMorgan SmartSpendingSM 2015 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan SmartSpending 2015 Fund (formerly known as JPMorgan SmartSpending 2050 Fund) (one of the funds constituting JPMorgan Trust IV, referred to hereafter as the “Fund’’) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statement of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the three years in the period ended June 30, 2020 and for the period December 30, 2016 (commencement of operations) through June 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the three years in the period ended June 30, 2020 and for the period December 30, 2016 (commencement of operations) through June 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2020	J.P. MORGAN FUNDS	25

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

26	J.P. MORGAN FUNDS	JUNE 30, 2020

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2020	J.P. MORGAN FUNDS	27

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

28	J.P. MORGAN FUNDS	JUNE 30, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2020	J.P. MORGAN FUNDS	29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartSpendingSM 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2050 Fund)
Class A
Actual	$1,000.00	$946.10	$2.47	0.51%
Hypothetical	1,000.00	1,022.33	2.56	0.51
Class I
Actual	1,000.00	947.30	1.26	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class R2
Actual	1,000.00	944.70	4.11	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Class R3
Actual	1,000.00	946.00	2.90	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60
Class R4
Actual	1,000.00	947.30	1.69	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35
Class R5
Actual	1,000.00	948.00	1.02	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Class R6
Actual	1,000.00	948.60	0.48	0.10
Hypothetical	1,000.00	1,024.37	0.50	0.10

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

30	J.P. MORGAN FUNDS	JUNE 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Fund has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether the Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for the Fund (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether the Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

JUNE 30, 2020	J.P. MORGAN FUNDS	31

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund had 5.35%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020.

Long-Term Capital Gain

The Fund distributed $874,307, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020.

Qualified Dividend Income (QDI)

The Fund had $153,421, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020.

32	J.P. MORGAN FUNDS	JUNE 30, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management businesses of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-SS2015-620

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2020 – $126,963

2019 – $125,734

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2020 – $17,820

2019 – $17,820

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2020 – $41,569

2019 – $40,118

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2020 and 2019, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2020 – Not applicable

2019 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2020 – 0.0%

2019 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable – Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2019 – $24.8 million

2018 – $30.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section  406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 31, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
August 31, 2020